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                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
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                                                  hours per response.......19.3
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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-05773
                                  ---------------------------------------------

                         ING VP Balanced Portfolio, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

     The Corporation Trust Inc., 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  1-800-992-0180
                                                   ----------------------------

Date of fiscal year end:  December 31
                         -------------------------
Date of reporting period: December 31, 2003
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

DECEMBER 31, 2003

CLASSES R AND S

ING VARIABLE PRODUCT PORTFOLIOS

INTERNATIONAL EQUITY PORTFOLIO

ING VP INTERNATIONAL EQUITY PORTFOLIO

DOMESTIC EQUITY GROWTH PORTFOLIOS

ING VP GROWTH PORTFOLIO
ING VP SMALL COMPANY PORTFOLIO
ING VP TECHNOLOGY PORTFOLIO

DOMESTIC EQUITY VALUE PORTFOLIO

ING VP VALUE OPPORTUNITY PORTFOLIO

DOMESTIC EQUITY AND INCOME PORTFOLIOS

ING VP BALANCED PORTFOLIO
ING VP GROWTH AND INCOME PORTFOLIO

FIXED INCOME PORTFOLIOS

ING VP BOND PORTFOLIO
ING VP MONEY MARKET PORTFOLIO

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

           President's Letter                                                  1
           Market Perspective                                                  2
           Portfolio Managers' Reports:
              International Equity Portfolio                                   4
              Domestic Equity Growth Portfolios                                6
              Domestic Equity Value Portfolio                                 12
              Domestic Equity and Income Portfolios                           14
              Fixed Income Portfolios                                         18
           Index Descriptions                                                 21
           Independent Auditors' Report                                       22
           Statements of Assets and Liabilities                               23
           Statements of Operations                                           25
           Statements of Changes in Net Assets                                27
           Financial Highlights                                               32
           Notes to Financial Statements                                      41
           Portfolios of Investments                                          51
           Tax Information                                                    84
           Director and Officer Information                                   85

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                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism never the less.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate market timing in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

We consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
February 16, 2004

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

In 2003 GLOBAL EQUITIES recorded their first year of positive returns since 1999. As measured by the Morgan Stanley Capital International ("MSCI") World Index, global stocks rose 33.8% for the year. For the second half of 2003, global stocks returned 19.8%. In both figures about three quarters of the return was due to stock market movements and the rest to dollar weakness. The dollar occupied the financial spotlight for much of the second six months. Japanese and particularly Chinese government intervention to keep their currencies low against the dollar underscored frustration in the U.S. that signs of an improving economy were not being accompanied by job growth. However, the dollar weakened against the freely floating euro and other European currencies as even increasingly impressive economic reports from the U.S. could not banish fears about its large trade and budget deficits. For the second six months of the period, the euro appreciated 9.8% against the dollar, 20.2% for all of 2003. At year-end, the Bank of Japan announced that it had spent an astonishing $187 billion in 2003 to stem the rise in the yen.

Most U.S. FIXED INCOME classes had a much more subdued second six months as one might expect in a strong environment for equities. Bond prices were supported by the apparent absence of any inflationary pressures and the belief that until they appear, the Federal Reserve ("Fed") will not raise interest rates. For the six-month period, the Lehman Brothers Aggregate Bond Index of investment grade bonds returned 0.17%, much less than the average coupon. For the year, the total return was 4.10%. Within this the Lehman Brothers U.S. Corporate Investment Grade Index returned 0.49% for the second six months and the U.S. Treasury Index lost 1.45%. For 2003, these indices returned 8.24% and 2.24%, respectively. There was a pronounced steepening of the yield curve as ten-year Treasury yields rose from 3.53% at the end of June to 4.26% at year end while the 90-day Treasury Bill yield rose just 7 basis points to 91 basis points, never spending a day above 100 basis points. By contrast, 2003 was the year in which the high yield market redeemed itself after several years of disappointing performance. The rally that began late in October of 2002 continued throughout 2003, leading to the best high yield market performance since 1991. For the year, the high yield market returned 28.97%. While 2002 was a year that was marred by fraud and corporate malfeasance, 2003 was a year of balance sheet repair. Many troubled issuers resorted to creative financing techniques to take out bank debt and to refinance and extend maturities. Bond prices for most issuers rose as this future refinancing risk was far outweighed by the immediate benefit of a significantly diminished near- to medium- term risk of default. The declining default risk was manifested throughout the year by a fall in the default rate from a peak of 11.7% in February 2002 to 5.26% in December 2003.

THE U.S. EQUITIES market returned 15.2% in the second half of 2003 based on the Standard & Poor's ("S&P") 500 Index including dividends and returned 28.71% for the whole year. At current price-to-earnings levels, 18 times 2004 earnings, many are worried about valuations after the tremendous rebound from the lows in early March. Much of the recent acceleration in gross domestic product ("GDP"), to 8.2% growth in the third quarter and the strength in consumer demand, has come from the effect of large tax cuts, the mortgage refinancing boom as interest rates declined and an accommodative monetary policy by which the Fed has kept real short term interest rates negative, even with very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only from about the middle of the last quarter did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Some commentators argue that these bullish forces are surely unsustainable. The bulls say this is just the "wall of worry" that markets tend to climb, that employment growth will reinvigorate demand and that major indices are still well off their all time highs. True, the advance in 2003 was powered by smaller, lower quality stocks but this is natural as sentiment improves after a bear market. By the end of 2003, the recovery was becoming more broadly based and there is still plenty of appreciation left in the bigger companies, say the optimists.

In INTERNATIONAL MARKETS, Japan soared 32.1% in dollar terms in the second half of 2003 based on the MSCI Japan Index, slightly more than half of this due to the strength of the yen despite the efforts of the Bank of Japan, as noted earlier, to hold it down. For the year, Japanese stocks returned 35.9%. By the end of the year the broad market was trading at just over 18 times earnings for 2004, similar to the S&P 500.

                                MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2003

Since the semi-annual report, the news has been mixed for Japanese business. The good news of the seventh consecutive quarter of economic growth, rising machinery orders and industrial production was soured by the realization that it was entirely driven by exports, with domestic demand weak. Japan's twin problems: chronic deflation and a banking system paralyzed by non-performing loans remain to be solved. Much of the strength of the Japanese market seems to have been fueled by foreign money, with the local investor still not convinced. European excluding United Kingdom ("ex UK") markets advanced 26.7% in dollars in the last six months of 2003, including nearly 10% currency appreciation, according to the MSCI Europe ex UK Index. By the end of 2003, dollar investors had a gain of 42.6% for the year and markets in this region were still trading on average at just 14.6 times 2004 earnings. Third quarter GDP managed a 0.4% increase after a decline in the second quarter. As in Japan, this was entirely sourced from exports despite the strengthening euro, since consumer spending was stagnant and business investment down.

Nonetheless industrial production in France and Germany, over half of the Eurozone's economy, was rising smartly by the end of the year and unemployment edging down. German business confidence rose to the highest in three years. Many commentators believe that regional stocks are cheap in relation to earnings growth projected to be more than 20% in 2004 and that the rally is not over. The UK market gained 22.3% in dollars in the second half of 2003, nearly half of this due to currency, according to the MSCI UK Index. For the whole year, the dollar return was 32.1%. At those levels the UK market was trading at about 18 times 2004 earnings, again similar to the S&P 500. As in other regions, UK business and economic prospects improved during the six months. But there was more to this than exports. Services, manufacturing and construction were all accelerating by year-end. Third quarter GDP growth was revised up to 0.8% over the second quarter, while the unemployment rate fell to 5%, the lowest in decades. In November, the Bank of England became the first of the world's major central banks to raise interest rates.

                 See accompanying index descriptions on page 21.

ING VP INTERNATIONAL EQUITY PORTFOLIO                 Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP International Equity Portfolio (the "Portfolio") seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the United States.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 32.05% compared to MSCI EAFE Index, which returned 39.17% for the same period.

PORTFOLIO SPECIFICS: On balance, the Portfolio's positioning proved too conservative during the last 12-month period, especially in the months following the market's turnaround in mid-March. Lesser quality stocks with little or no earnings visibility, often with stretched balance sheets and mediocre management track records, dominated the rebound. Our "Growth at a Reasonable Price" (GARP) strategy, in which we assess the attractiveness of stocks' growth in relation to valuations, encountered a strong headwind. The bulk of the performance shortfall for the year was consequently generated in this post-war period. This effect was most pronounced in Japan, in the period from February to April, where the forced liquidation by domestic pension funds of quality liquid names was an additional negative factor.

Our regional allocation contributed negatively for the year, largely in the final quarter. Our modest overweight in underperforming Japan in this quarter and our underweight position in Pan-Europe, which outperformed, held back results. The bulk of the performance deficit was, however, attributable to unsuccessful stock selection within the regions. Japan, which represents about 21% of the benchmark, accounted for the entire stock selection shortfall. With our focus firmly on financially strong companies with visible growth prospects, at a time where investors rotated aggressively into smaller, generally domestically oriented but weakly capitalized companies, proved disadvantageous. The stock selection result within Europe (71% of the benchmark) was neutral, while the result from Developed Asia/Australia (8% of the benchmark) was modestly positive. Excluding the opportunity cost of holding some cash reserves in a rising market, which was over 150 basis points from less than 5% on average, our sector allocation strategy cost some performance. Our overweight in the lagging energy sector and our underweight in the strong performing industrial sector explain most of this shortfall.

Most of the performance deficit is, however, due to the positioning of the Portfolio within the economic sectors. Stock selection was negative in most of the economic sectors. On balance, the shortfall was the result of stocks not held by the Portfolio, particularly stocks with a small weighting in the index. The largest negative contributions arose in the industrials, consumer discretionary, health care, and financial sectors. At the stock level, the result in the financial sector was hurt by not owning or under-owning such strong performers as Sumitomo Mitsui Financial Group (a Japanese bank), British bank Barclays PLC, Telecom Italia, and Allianz (a German diversified insurer). Our positions in Matsui Securities (on-line broking, Japan) and Mitsibushi Tokyo (Japanese bank) partly offset this negative impact. Portfolio holding Koninklijke Numico N.V. (a Dutch food producer) fell sharply as sales at U.S. nutrition product subsidiary GNC declined early in the review period. A strong performance by Hong Kong trading and real estate company Li & Fung Limited contributed materially to the positive stock selection in Developed Asia.

MARKET OUTLOOK: We began the year with the Portfolio in a cyclically neutral position. As the year progressed, our stock selection process increasingly favored a more pro-cyclical stance. By year-end this was reflected in modest overweight positions in cyclically sensitive sectors such as technology, manufacturing, and basic materials. An overweight in the banking sector underlines our expectation that the profitability of these stocks will recover strongly, as a synchronized global recovery gains traction. We are underweight the consumer goods sector, as the combination of high relative valuations and stable but relatively low earnings growth in a cyclical recovery should restrict the potential here. We remain cautious on the telecommunications sector, as the rate of secular earnings decline is likely to overpower the increase in cyclical demand. Sustained high oil prices and attractive valuations support our continued overweight of the traditionally defensive energy sector. Elsewhere, at year-end we had a small underweight in the defensive utilities sector and had market weights in health care and non-bank financials. We maintain a modest overweight position in Japan, as this market is expected to have the most leverage to an accelerating global economy. In aggregate, the Portfolio now has a small valuation premium versus the benchmark but is expected to experience higher earnings growth through 2004 and into 2005.

Portfolio Managers' Report                 ING VP INTERNATIONAL EQUITY PORTFOLIO

[CHART]

                 ING VP INTERNATIONAL EQUITY PORTFOLIO CLASS R   MSCI EAFE INDEX
12/22/97                             $ 10,000                        $ 10,000
12/31/97                             $ 10,270                        $ 10,000
12/31/98                             $ 12,213                        $ 12,033
12/31/99                             $ 18,482                        $ 15,318
12/31/2000                           $ 14,725                        $ 13,180
12/31/2001                           $ 11,209                        $ 10,385
12/31/2002                           $  8,219                        $  8,759
12/31/2003                           $ 10,853                        $ 12,190

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     -------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/22/97           11/01/01
                                     ------    ------    ---------------    ----------------
Class R                              32.05%    -2.35%         1.37%                --
Class S                              31.62%       --            --               0.97%
MSCI EAFE Index                      39.17%     0.26%         3.36%(1)           9.79%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP International Equity Portfolio against the MSCI EAFE Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 01/01/98.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in foreign equities. Sensitive to currency exchange rates, international political and economic conditions and other risks that affect foreign securities. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP GROWTH PORTFOLIO                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Kenneth Bragdon, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Growth Portfolio (the "Portfolio") seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, provided a total return of 30.36% compared to the Russell 1000 Growth Index, which returned 29.75% for the same period.

PORTFOLIO SPECIFICS: Strong stock selection in the health care and consumer discretionary sectors were the primary drivers of the Portfolio's outperformance relative to the benchmark for the year ended December 31, 2003. In the health care sector, our holdings in managed care providers Aetna, Inc. and Coventry Health Care rose significantly during the period as strong pricing and enrollment trends, as well as accretive acquisitions, drove earnings estimates higher. We also avoided several large-cap stocks in the sector that significantly underperformed during the period, such as Merck & Co and Medtronic Inc. In the consumer discretionary sector, our holdings in internet service providers and e-commerce companies performed exceptionally well during the year, reflecting strong on-line advertising and shopping trends. Our holdings in Yahoo and Expedia were among the best performing stocks in the portfolio.

Our performance was negatively impacted by stock selection in the technology sector. In the first half of 2003, the outbreak and spread of the Severe Acute Respiratory Syndrome (SARS) virus resulted in disappointing earnings from a number of companies with a large presence in Asia. Several of our semiconductor holdings were impacted, including Microchip, which had to twice reduce its sales and earnings growth expectations. Our holdings in Intuit underperformed due largely to investor concern over sales of the company's TurboTax product as a result of competition from lower-cost, on-line alternatives from government agencies. In addition, software sales to the Intuit's small and medium business customers turned out to be less resistant to broad economic pressures than anticipated. Finally, software stocks underperformed the broader technology group as many corporations put off signing new license agreements pending an improvement in business trends. Within the software group, our holdings in PeopleSoft proved disappointing as ongoing price pressure and lower deal volume kept earnings estimates under pressure for much of 2003.

MARKET OUTLOOK: We believe that the combination of stimulative tax policy, accommodative monetary policy, low interest rates, and a weaker dollar will continue to drive strong economic growth in the months ahead. Recent economic data point to continued strength in industrial production and an improving employment picture. Despite the recent rally, in our view equity valuations remain attractive relative to other asset classes. We continue to believe that these factors create a positive backdrop for the equity markets overall and for growth stocks in particular. As always, we continue to invest in companies displaying positive business momentum and attractive valuation.

Portfolio Managers' Report                              ING VP GROWTH PORTFOLIO

[CHART]

                ING VP GROWTH PORTFOLIO CLASS R   RUSSELL 1000 GROWTH INDEX
12/13/96                     $  10,000                   $  10,000
12/31/96                     $  10,153                   $  10,000
12/31/97                     $  13,505                   $  13,048
12/31/98                     $  18,593                   $  18,099
12/31/99                     $  25,095                   $  24,101
12/31/2000                   $  22,095                   $  18,697
12/31/2001                   $  16,115                   $  14,878
12/31/2002                   $  11,451                   $  10,729
12/31/2003                   $  14,928                   $  13,921

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/13/96           11/01/01
                                     ------    ------    ---------------    ---------------
Class R                              30.36%    -4.26%         5.85%                --
Class S                              30.01%       --            --               1.47%
Russell 1000 Growth Index            29.75%    -5.11%         4.49%(1)           1.08%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Growth Portfolio against the Russell 1000 Growth Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 12/01/96.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. Historically, growth-oriented stocks have been more volatile than value oriented stocks. The value of convertible securities may fall when interest rates rise. Other investment strategies pose risks to the Portfolio. Changes in market prices of securities or interest rates may result in a loss on derivatives; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; and price volatility and other risks accompany investments in foreign securities and in smaller companies. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP SMALL COMPANY PORTFOLIO                        Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by Carolie Burroughs, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 37.47% compared to the Russell 2000 Index, which returned 47.25% for the same period.

PORTFOLIO SPECIFICS: Stock selection in the producer durables and technology sectors contributed positively to the Portfolio's performance. Stock selection in the consumer discretionary and materials and processing sectors was a drag on performance. An overweight position in the technology sector helped performance, while our slight underweight position in the health care sector hurt performance. The largest individual positive contributors to performance during the year were SanDisk, Webex Communications, and InterDigital Communications. The largest individual negative contributors to performance were Palm, Sierra Pacific Resources, and NPS Pharmaceuticals.

During the period we shifted from a slight overweight to a slight underweight position in the financial services sector. We reduced our position in the consumer discretionary sector from an overweight to market weight by mid-year, then to an underweighting in the fourth quarter. We added to the autos and transportation, materials and processing, health care, and producer durables sectors, as economic data improved and the market began to broaden in the fall. We maintained our overweight in the technology sector. Toward the beginning of the fourth quarter, we trimmed our larger, higher market risk, year-to-date strong performers and redeployed the capital into smaller, market risk neutral stocks in anticipation of the seasonal profit-taking that typically occurs in the fourth calendar quarter. We maintain the +/-5% collar for all of our sector active weights and a style neutral position to avoid being negatively impacted by market reversals. On average, our cash position was 2-4%.

MARKET OUTLOOK: As the economic recovery gains momentum, we expect the market to continue its upward trend in 2004. Although market volatility levels allow for speculative investors to remain in the small-cap space, we expect stocks with better fundamentals to outperform in 2004. We have recently witnessed a greater degree of vacillation between growth and value styles since August 2003. Consequently, the performance of the Russell 2000 Growth Index and Russell 2000 Value Index and the Russell 2000 Index and the S&P Small Cap 600 Index is converging.

We expect the small-cap cycle to follow its course and smaller capitalization stocks to outperform their large-cap brethren for the following reasons. First, the economic recovery appears to be underway. We believe small-cap stocks offer better fundamentals as demonstrated by the earnings and revenue growth reported in 2003. Second, access to capital for small-cap stocks improved in 2003. Attractive interest rates and an appetite for commercial lending by the banking industry should bode well for smaller capitalization stocks. Strong equity issuance should persist in 2004 as large-cap portfolio managers continue to seek opportunities further down the asset class spectrum. Finally, consolidation was up 25% over 2002. We expect this to continue as many firms have opportunistically improved their balance sheets and are poised to invest.

We look forward to 2004. In our view, the Portfolio is well positioned to benefit as the small-cap cycle continues to move up the market cap spectrum and better quality stocks begin to consistently outperform.

Portfolio Managers' Report                        ING VP SMALL COMPANY PORTFOLIO

[CHART]

                ING VP SMALL COMPANY PORTFOLIO CLASS R     RUSSELL 2000 INDEX
12/27/96                        $  10,000                        $ 10,000
12/31/96                        $  10,075                        $ 10,000
12/31/97                        $  13,549                        $ 12,236
12/31/98                        $  13,698                        $ 11,924
12/31/99                        $  17,923                        $ 14,459
12/31/2000                      $  19,128                        $ 14,022
12/31/2001                      $  19,893                        $ 14,371
12/31/2002                      $  15,272                        $ 11,427
12/31/2003                      $  20,994                        $ 16,827

                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/27/96           11/01/01
                                     ------    ------    ---------------    ---------------
Class R                              37.47%     8.91%        11.23%               --
Class S                              37.76%       --            --               7.44%
Russell 2000 Index                   47.25%     7.13%         7.72%(1)          14.44%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Small Company Portfolio against the Russell 2000 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 01/01/97.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. International investing poses special risks, including currency fluctuations, economical and political risks not found in domestic investments. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP TECHNOLOGY PORTFOLIO                           Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Ronald E. Elijah and Roderick R. Berry, Portfolio Managers, AIC Asset Management, LLC - the Sub-Adviser. (1)

GOAL: The ING VP Technology Portfolio (the "Portfolio") seeks long-term capital appreciation by investing at least 80% of its assets in common stocks and securities convertible into common stock of companies in the information technology industry sector.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares returned 45.49% versus the Goldman Sachs Technology Industry Composite Index, which returned 54.18% for the same period.

PORTFOLIO SPECIFICS: ING Investments, LLC, the Adviser provides the following report on the Portfolio. In the Portfolio Managers' semi-annual letter it was pointed out that performance had lagged because of the emphasis on companies with a large capitalization in an environment in which smaller stocks had led the market. In the second half of the year smaller stocks also tended to out perform although the trend was less pronounced. Since the Portfolio had a somewhat smaller cap bias than the benchmark as represented by the above Index, performance benefited as a result. Performance in the second half did well against the competitive averages but again did not match the Index, falling short by 130 basis points. One of the main reasons was the cash holding which averaged 6.4%. In a market which rose by over 25% this held back performance by over 150 basis points. Performance was enhanced however, by the heavy over weight in semi-conductor related sub-sectors. The substantial under weighting in the computer hardware and systems software companies also benefited portfolio returns. This was partially eroded by under weighting the communications equipment stocks which on average performed very well. Stock selection was disappointing in most sub-sectors, especially those that had been over weighted the most: semi-conductors and semi-conductor equipment. It was best among the data processing and outsourced services companies, which unfortunately had been slightly under weighted.

----------
(1) On December 17, 2003, the Board approved a special meeting of shareholders to be held during the first quarter of 2004 to approve a change in sub-adviser of ING VP Technology Portfolio from AIC Asset Management, LLC to BlackRock Advisors, Inc. ("BlackRock"). Effective January 1, 2004, BlackRock began acting as sub-adviser to ING VP Technology Portfolio under an interim sub-advisory agreement. Thomas P. Cullar, CFA and Daniel M. Rea serve as Portfolio Managers. In connection with the change in sub-adviser, the Board has also approved changes to the name and non-fundamental investment strategy and policies of ING VP Technology Portfolio. The following changes to ING VP Technology Portfolio will become effective February 17, 2004: (1) a name change to ING VP Global Science and Technology Portfolio, and (2) strategy and policy changes in which the Portfolio will become a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors.

Portfolio Managers' Report                           ING VP TECHNOLOGY PORTFOLIO

[CHART]

                ING VP TECHNOLOGY PORTFOLIO CLASS R(1)  GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX(2)
5/1/2000                         $ 10,000                                   $ 10,000
12/31/2000                       $  5,880                                   $  5,880
12/31/2001                       $  4,530                                   $  4,208
12/31/2002                       $  2,660                                   $  2,514
12/31/2003                       $  3,870                                   $  3,876

                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                         PERIODS ENDED DECEMBER 31, 2003
                                     ---------------------------------------
                                                             SINCE INCEPTION
                                                                OF CLASS R
                                       1 YEAR                    05/01/00
                                       ------                ---------------
Class R                                45.49%                     -22.80%
Goldman Sachs Technology Industry
  Composite Index                      54.18%                     -22.76%

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Technology Portfolio against the Goldman Sachs Technology Industry Composite Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock investing. The Portfolio could lose money if the issuer of a debt security defaults. The Portfolio concentrates its investments in information technology industries and will tend to experience more volatility than funds not concentrated in one industry. Stocks of small and mid-cap companies tend to be less liquid and more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Foreign securities may be riskier, more volatile and less liquid than their U.S. counterparts. When the Portfolio lends securities, they may not be available on a timely basis and it may lose the opportunity to sell them at a desirable price. Investments in derivatives are subject to the risk that changes in interest rates or market prices may result in a loss.

                 See accompanying index descriptions on page 21.

ING VP VALUE OPPORTUNITY PORTFOLIO                    Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of equity investment specialists led by William F. Coughlin, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Value Opportunity Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 24.59% compared to the S&P 500 Index, which returned 28.71% over the same period.

PORTFOLIO SPECIFICS: Stock selection in the industrials and utility sectors contributed positively to the Portfolio's performance. On the other hand, stock selection in the energy and technology sectors was a drag on performance. An overweight position in the strongly performing technology sector helped performance, while our slight underweight position in the consumer discretionary sector hurt performance.

For most of the past twelve months, the quantitative models used to identify attractive stocks did not perform well as companies that we view as of lower quality with suspect business models and weakened balance sheets were the best performers. During most of the year, while the Portfolio's performance generally benefited from improving technology share prices, it was hampered by continuing underperformance by the health care sector.

MARKET OUTLOOK: There were many domestic and international problems that were encountered by the markets during 2003. We witnessed a major invasion and conflict in Iraq, lingering corporate governance problems from companies such as Tyco, HealthSouth, and even the New York Stock Exchange, and regulators focusing inquiries on the massive mutual fund industry. On homeland security, we ended the year at the orange level of terror alert. And yet, despite the problems and concerns, we believe the markets are in very sound shape going into 2004. In our view, strengths include strong consumer spending and a corresponding housing market, increasing industrial production, declining unemployment from a June high of 6.4% to a current level of 5.9%, and a strong outlook for 2004 gross domestic product growth, with low inflation and ongoing low interest rates. One other positive that has been overlooked by many investors is the impact of the tax cut passed by Congress in March 2003. Beginning in 2003, dividends from stocks and long-term capital gains will be taxed at a maximum rate of 15% for individual investors. We think that this will have a positive effect on the shares of companies with good dividend yields as we move through 2004.

Portfolio Managers' Report                    ING VP VALUE OPPORTUNITY PORTFOLIO

[CHART]

                ING VP VALUE OPPORTUNITY PORTFOLIO CLASS R    S&P 500 Index
12/13/96                        $  10,000                        $  10,000
12/31/96                        $  10,215                        $   9,805
12/31/97                        $  14,235                        $  13,078
12/31/98                        $  17,423                        $  16,839
12/31/99                        $  20,834                        $  20,397
12/31/2000                      $  22,958                        $  18,524
12/31/2001                      $  20,751                        $  16,324
12/31/2002                      $  15,363                        $  12,716
12/31/2003                      $  19,142                        $  16,367


                                                   AVERAGE ANNUAL TOTAL RETURNS
                                             FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ------------------------------------------------------
                                                         SINCE INCEPTION    SINCE INCEPTION
                                                            OF CLASS R         OF CLASS S
                                     1 YEAR    5 YEAR       12/13/96           07/16/01
                                     ------    ------    ---------------    ---------------
Class R                              24.59%     1.90%       9.64%                 --
Class S                              24.21%       --          --               -6.96%
S&P 500 Index                        28.71%    -0.57%       7.20%(1)           -1.83%(2)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Value Opportunity Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a three-year period. Total returns would have been lower had there been no waiver to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 12/01/96.

(2)  Since inception performance for the index is shown from 08/01/01.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; and price volatility and other risks accompany investments in foreign securities and in small-/mid-sized companies.

                 See accompanying index descriptions on page 21.

ING VP BALANCED PORTFOLIO                             Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Neil Kochen, CFA and James B. Kauffmann, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 18.87% compared to the Composite Index (60% S&P 500 Index/ 40% Lehman Brothers Aggregate Bond Index), which returned 18.48% over the same period.

PORTFOLIO SPECIFICS: The equity component of the Portfolio outperformed the S&P 500 Index, primarily due to strong sector allocation and exposure to small- and mid-cap stocks, which outperformed large-caps by a wide margin in 2003. An overweight in technology stocks and an underweight in consumer staples played the greatest roles in enhancing results, while an underweight in the materials sector had a modest negative effect because this sector had good performance. Our health care stocks performed well, but our technology holdings posted weak results. Stocks having the largest positive impact on performance were Intel, General Electric, and Cisco Systems. Stocks with the largest negative impact on performance were Merck, Freddie Mac, and Verizon.

Our overweight to riskier sectors of the bond market early in the year - including cable, telecom, electric, and retail - was a clear winner, and security selection within those sectors was particularly beneficial. The portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. Credit sectors continued to post positive excess returns during the second quarter. Other positives included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the index as the emerging market sector produced 8.41% of excess return and the high yield sector printed 7.73% of excess returns for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Federal Reserve ("Fed"), and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macroeconomic outlook. The Portfolio benefited from an overweight to credit sectors - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major sell off in July.

Chief sources of outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our portfolio position outperformed. Industrials posted 1.45% of excess returns; utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: After a shaky start to the year, both the financial markets and the economy began to firm in the spring and early summer. Stocks are up strongly from their March lows, and despite being beat up in July, the bond market turned in positive results for the year. The market's upswing can be attributed to a number of factors including accelerating gross domestic product (GDP), low inflation, supportive monetary and fiscal policy and strengthening industrial production, productivity and business investment. Employment still remains the weak link in economic recovery; however, even employment is showing signs of improvement with the unemployment rate down to 5.9%, off of the June high of 6.4%. Initial jobless claims are also trailing downward with December coming in at an average of 356,000, the lowest since January 2001.

The current characteristics of the equity portion of the Portfolio include a slightly above benchmark size and quality bias, while maintaining a slightly below benchmark valuation tilt. This is a direct result of our use of historically predictive business momentum, valuation, and market recognition factors in our stock ranking models. We believe that, given the extended rally of smaller, lower quality stocks, this may be an advantageous position as the market returns to stocks with the strong business fundamentals favored by our models.

On the fixed income side, we do not believe current Treasury yields reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the U.S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report                             ING VP BALANCED PORTFOLIO

[CHART]

                ING VP BALANCED PORTFOLIO CLASS R(1)    S&P 500 INDEX(2)  LEHMAN BROTHERS AGGREGATE BOND INDEX(3)
12/31/93                      $  10,000                    $  10,000                      $  10,000
12/31/94                      $   9,965                    $  10,133                      $   9,708
12/31/95                      $  12,678                    $  13,933                      $  11,502
12/31/96                      $  14,602                    $  17,172                      $  11,920
12/31/97                      $  17,885                    $  22,903                      $  13,070
12/31/98                      $  20,913                    $  29,489                      $  14,206
12/31/99                      $  23,759                    $  35,722                      $  14,089
12/31/2000                    $  23,625                    $  32,440                      $  15,727
12/31/2001                    $  22,631                    $  28,588                      $  17,055
12/31/2002                    $  20,298                    $  22,270                      $  18,804
12/31/2003                    $  24,128(1)                 $  28,664(2)                   $  19,576(3)

                COMPOSITE INDEX (60% S&P 500/40% Lehman Brothers Aggregate Bond Index)(4)
12/31/93                                            $  10,000
12/31/94                                            $   9,967
12/31/95                                            $  12,924
12/31/96                                            $  14,859
12/31/97                                            $  18,368
12/31/98                                            $  22,223
12/31/99                                            $  24,890
12/31/2000                                          $  24,642
12/31/2001                                          $  23,727
12/31/2002                                          $  21,397
12/31/2003                                          $  25,351(4)

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ----------------------------------------------
                                                                    SINCE INCEPTION
                                                                       OF CLASS S
                                     1 YEAR    5 YEAR    10 YEAR       05/29/03
                                     ------    ------    -------    ---------------
Class R                              18.87%     2.90%      9.20%          --
Class S                                 --        --         --        10.51%
S&P 500 Index                        28.71%    -0.57%     11.10%       16.61%(1)
Lehman Brothers Aggregate Bond
  Index                               4.10%     6.62%      6.95%       -0.03%(1)
Composite Index (60% S&P 500
  Index/40% Lehman Brothers
  Aggregate Bond Index)              18.48%     2.67%      9.75%        9.78%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Balanced Portfolio against the S&P 500 Index, Lehman Brothers Aggregate Bond Index and Composite Index (60% S&P 500 Index, 40% Lehman Brothers Aggregate Bond Index). The Indices have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 06/01/03.

PRINCIPAL RISK FACTOR(S): The Principal risks of investing in the Portfolio are those generally attributable to stock and bond investing. Because the Portfolio's assets are allocated between equities and fixed income securities, the Portfolio may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. Investments in high yield bonds are high risk investments. Certain high yield/high risk bonds carry particular market, repayment and credit risks and may experience greater volatility in market value than investment grade corporate bonds. International investing does pose special risks including currency fluctuations, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; and portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price.

                 See accompanying index descriptions on page 21.

ING VP GROWTH AND INCOME PORTFOLIO                    Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals, each of whom specializes in a particular asset class, led by Donald Townswick, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock believed to offer above-average growth potential. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 26.07% compared to the S&P 500 Index which returned 28.71% over the same period.

PORTFOLIO SPECIFICS: The Portfolio struggled during the first three quarters of 2003. The market continued the trend it set during the fourth quarter of 2002 by rewarding speculative stocks (those with no earnings, negative earnings growth, and questionable futures) during the nine-month period. As the year closed, though, the Portfolio began to hit its stride as the market began once again to reward higher quality stocks.

For the year, the finance sector was the biggest positive contributor to results. In a declining interest rate environment, the mortgage business is typically strong, as more families can afford homes and more homeowners refinance their mortgages. Countrywide Financial, a major player in this business, appreciated significantly during the year and was a major holding in the Portfolio for most of 2003.

We also purchased a position in Amazon.com during the third quarter in anticipation of a rebound in retail sales linked to stronger economic growth in the economy. This investment paid off as retail sales did indeed surprise on the high side of Wall Street expectations, and the stock performed well.

Relative performance was negatively affected during the year by our emphasis on quality in selecting technology stocks. The blue chip tech stocks we owned, such as Microsoft, tended to lag the other more speculative stocks in the S&P 500 Index, such as Yahoo and Veritas Software. Despite this, we believe it is still imperative to invest in fundamentally sound companies.

MARKET OUTLOOK: We believe that the market is poised to have another good year in 2004. We don't envision much if any deterioration of economic fundamentals in the U.S. during the year, and would not be surprised if we saw fundamentals strengthen further. The market had come a long way from its trough, but still has a ways to go even to rescale its peaks of 2000.

Portfolio Managers' Report                    ING VP GROWTH AND INCOME PORTFOLIO

[CHART]

                ING VP GROWTH AND INCOME PORTFOLIO CLASS R      S&P 500 Index
12/31/93                        $  10,000                          $  10,000
12/31/94                        $   9,903                          $  10,133
12/31/95                        $  13,097                          $  13,933
12/31/96                        $  16,300                          $  17,172
12/31/97                        $  21,172                          $  22,903
12/31/98                        $  24,240                          $  29,489
12/31/99                        $  28,462                          $  35,722
12/31/2000                      $  25,341                          $  32,440
12/31/2001                      $  20,678                          $  28,588
12/31/2002                      $  15,510                          $  22,270
12/31/2003                      $  19,553                          $  28,664

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ----------------------------------------------
                                                                    SINCE INCEPTION
                                                                       OF CLASS S
                                     1 YEAR    5 YEAR    10 YEAR       06/11/03
                                     ------    ------    -------    ---------------
Class R                              26.07%     -4.20%     6.93%           --
Class S                                 --         --        --         11.89%
S&P 500 Index                        28.71%     -0.57%    11.10%        16.61%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Growth and Income Portfolio against the S&P 500 Index. The Index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 06/01/03.

PRINCIPAL RISK FACTOR(S): Those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Risks of foreign investing are generally intensified for investment in emerging markets. In exchange for higher growth potential, investing in stocks of mid-sized and smaller companies may entail greater price volatility and less liquidity than investing in stocks of larger companies. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; changes in market prices of securities or interest rates may result in a loss on derivatives; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns; and high-yield securities are subject to volatility and principal and income risk. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP BOND PORTFOLIO                                 Portfolio Managers' Report

PORTFOLIO MANAGEMENT: James B. Kauffmann, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk, through investments in a diversified portfolio consisting of investment-grade debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

PERFORMANCE: For the year ended December 31, 2003, the Portfolio's Class R shares, excluding any charges, returned 6.30% compared to the Lehman Brothers Aggregate Bond Index, which returned 4.10% over the same period.

PORTFOLIO SPECIFICS: While reports in the financial press hyperventilated about the "2003 Bond Market Rout," the Lehman Brothers Aggregate Bond Index posted a 4.10% of total return during the period. The Lehman Brothers High Yield Bond Index tallied 28.97% of total return second only to the rally in 1991. But emerging markets trumped all bond sectors with 30.13% of total return. Investment-grade corporates rallied throughout the first quarter of 2003; yet, more conservative names and industries lagged the riskier in March. As the quarter progressed, we saw diminished value in these safer high-grade names and reduced them. Our overweight to riskier sectors, including cable, telecom, electric, and retail, was a clear winner, and security selection within those sectors was particularly beneficial. Overall the Portfolio was overweight three of the five best performing industries and underweight autos, which performed poorly. An overweight versus commercial mortgages at the expense of agencies was a drag, while an overweight in asset-backed securities was a small boost. The Portfolio also reaped the rewards of a robust high yield market. High yield was, indeed, the asset class of choice for investors in the first quarter of 2003. High yield market performance was driven by large rallies in the market's most volatile sectors.

Credit sectors continued to post positive excess returns during the second quarter. During the period, Industrials returned 2.48% of excess return; utilities returned 2.15%; and financial returned 2.07%. An overweight to the credit sectors boosted relative returns. Other positives also included an underweight in mortgages and an overall yield advantage to the benchmark. Commitments to high yield and emerging market debt enhanced our performance versus the benchmark as the emerging market sector produced 8.41% of excess return and the high yield sector posted 7.73% of excess return for the second quarter.

During the third quarter, hedging in the mortgage market, miscues from the Fed, and positive economic releases resulted in one of the worst bond routs in history. Overall, lower risk issues benefited as buyers scrambled to add yield and became more comfortable with the macro economic outlook. The Portfolio benefited from an overweight to credit - especially lower rated issues, high yield, and emerging market debt - and some deft trading in mortgages and agencies during the period. However, our short duration posture did not entirely offset the damage resulting from the major market sell-off in July.

The chief sources of the Portfolio's outperformance during the fourth quarter continued to include an overweight in longer-dated and lower quality credits. This has been a theme for most of the year, and our short duration posture also proved beneficial. Despite the fact that yields on Treasuries rose across the maturity spectrum, the magnitude of the increases appeared low given the economic picture. Three- and five-year maturities performed the worst; yet, Treasury bills were virtually unchanged in the face of the Fed's accommodative stance. Sectors key to our position outperformed. Industrials posted 1.45% of excess return, and utilities outperformed by 1.38%. Securitized sectors - including asset-backed and commercial mortgage-backed securities - tallied 0.64%, while home mortgages provided 0.66% of excess returns. High yield trumped all bond sectors with 6.37% of excess returns, and emerging markets tallied a hefty 5.04% of excess returns during the fourth quarter.

MARKET OUTLOOK: We believe that the economy is on the mend, and the process - so far - has produced only upside surprises. The consumer has not been shy about spending 80% of the proceeds of the recent tax cuts, which now means that consumption has expanded for the last 46 quarters. Yet, market pundits wonder what will carry the spendthrift shopper in months to come. The next big surge in tax reductions will hit the economy with next year's tax refund season. Given that consumption represents 70% of the economy, concerns remain that the outsized strength of the third quarter may sap some vigor from first quarter of 2004. However, late in 2004 the expiring accelerated depreciation allowance should provide a boost in business capital expenditures.

Employment and resource utilization remain soft for this stage of a recovery, but the picture is improving. The near-term prospects for inflationary problems remain slight as the U.S. imports disinflation from abroad; productivity is gaining; labor costs are contained; and pricing power is still transitory. Ultimately, job creation and income growth may be the keys to a sustainable recovery. The twin deficits - federal and current account - will remain challenges in the near term; and we are not optimistic on the dollar. Treasury yields do not yet, in our opinion, reflect the pace of the quickening economy. The Fed has been unusually aggressive in jawboning interest rates down, and our current account deficit with Asian economies has been recycled back into the
U. S. debt markets. Tactically, we are short in duration in the face of improving global economic fundamentals. We are overweight home and commercial mortgages, asset-backed securities, and longer-dated corporate bonds. Valuations are stretched in credit and mortgage markets; yet alternatives are few as bond managers seek to add incremental yield in the face of a rising rate environment. We maintain a significant overweight in both the high yield and emerging markets.

Portfolio Managers' Report                                 ING VP BOND PORTFOLIO

[CHART]

                ING VP BOND PORTFOLIO CLASS R   LEHMAN BROTHERS AGGREGATE BOND INDEX
12/31/93                    $  10,000                         $  10,000
12/31/94                    $   9,617                         $   9,708
12/31/95                    $  11,370                         $  11,502
12/31/96                    $  11,779                         $  11,920
12/31/97                    $  12,757                         $  13,070
12/31/98                    $  13,795                         $  14,206
12/31/99                    $  13,693                         $  14,089
12/31/2000                  $  15,013                         $  15,727
12/31/2001                  $  16,326                         $  17,055
12/31/2002                  $  17,687                         $  18,804
12/31/2003                  $  18,801                         $  19,576

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED DECEMBER 31, 2003
                                     ----------------------------------------------
                                                                    SINCE INCEPTION
                                                                       OF CLASS S
                                     1 YEAR    5 YEAR    10 YEAR       05/03/02
                                     ------    ------    -------    ---------------
Class R                              6.30%      6.38%     6.51%            --
Class S                              6.04%        --        --           8.16%
Lehman Brothers Aggregate Bond
  Index                              4.10%      6.62%     6.95%          7.32%(1)

Based upon a $10,000 initial investment, the table and graph above illustrate the total return of ING VP Bond Portfolio against the Lehman Brothers Aggregate Bond Index. The Index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 5/1/02.

PRINCIPAL RISK FACTOR(S): Those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. Other investment strategies pose risks to the Portfolio. Convertible securities' values may fall when interest rates rise; portfolio securities on loan may not be available on a timely basis, resulting in a lost opportunity to sell them at a desirable price; and the prices of mortgage-related securities are sensitive to changes in interest rates and prepayment patterns. High portfolio turnover rates involve greater expenses to the Portfolio.

                 See accompanying index descriptions on page 21.

ING VP MONEY MARKET PORTFOLIO                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of fixed-income specialists led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. - the Sub-Adviser.

GOAL: The ING VP Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

PORTFOLIO SPECIFICS: The LIBOR ("London InterBank Offered Rate") curve was flat and, at times, inverted throughout the first half. As we entered the second half of the year and market participants became more optimistic about the economic outlook, the curve steepened. Twelve-month LIBOR ended the year at approximately 1.46%, only about 2 basis points higher than where it began the year, although it fluctuated to as low as 0.99% in June. One-month LIBOR declined from 1.38% to 1.12%, which is attributed to the Fed ease in June. By year-end, the spread between one-month LIBOR and 12-month LIBOR was 34 basis points, up from 6 basis points at the beginning of the year.

Throughout most of the year, the Portfolio utilized a number of strategies to enhance yield. The percentage of floating rate notes owned was increased to approximately 50% because of their potential for outperformance in a rising rate environment and because they generally reset at rates higher than short-term commercial paper, certificates of deposit, and bank notes. In addition, we purchased callable paper, which added yield over straight bullet maturities, and continued to do so throughout the year. We also attempted to take advantage of the volatility in 12-month LIBOR and purchased callable and other long paper whenever rates backed up. Consequently, the portfolio was barbelled for most of the year. (The term "barbell" describes a portfolio with holdings heavily concentrated in both very short-term and extremely long-term maturities.) In addition to adding yield, the barbell strategy also resulted in a good hedge to the decline in the Fed Funds rate during the first half of the year. Using such strategies, the Portfolio's weighted average maturity remained longer than competitors throughout the period but shortened somewhat to 61 days at year-end versus 55 days on average for competitors.

MARKET OUTLOOK: The FOMC (Federal Open Market Committee) has been very clear about its ability and desire to be patient when considering increases in its Fed Funds target rate. With inflation at historically low levels, continued strong productivity, a still soft-yet-strengthening labor market, and a significant resources gap, the Fed will wait for repeated and strong signs of improvements in the pace of economic expansion before ending its highly accommodative monetary stance. More specifically, we believe the Fed will be patient until at least mid-year before increasing the Fed Funds target.

Nevertheless, the markets may begin to price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically and the dollar declines precipitously. We will continue to utilize the barbell strategy as long as long rates make sense given reasonable Fed Funds rate increase expectations. Currently, the Portfolio's weighted average maturity is expected to remain longer than competitors'.

                               INDEX DESCRIPTIONS

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index of selected technology stocks. The index was developed with a base value of 100 as of April 30, 1996.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

The NASDAQ COMPOSITE INDEX is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

The RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The STANDARD AND POOR'S (S&P) 500 INDEX is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The STANDARD AND POOR'S (S&P) SMALLCAP 600 Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors, Board of Trustees and Shareholders of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc.,
ING Variable Funds, ING VP Bond Portfolio, and ING VP Money Market Portfolio

We have audited the accompanying statements of assets and liabilities of ING VP International Equity Portfolio, ING VP Growth Portfolio, ING VP Small Company Portfolio, ING VP Technology Portfolio, and ING VP Value Opportunity Portfolio, each a series of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING VP Growth and Income Portfolio, a series of ING Variable Funds, ING VP Bond Portfolio, and ING VP Money Market Portfolio, including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
February 16, 2004

          STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2003

                                                      ING VP                          ING VP                          ING VP
                                                   INTERNATIONAL      ING VP           SMALL          ING VP           VALUE
                                                      EQUITY          GROWTH          COMPANY       TECHNOLOGY      OPPORTUNITY
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   -------------   -------------   -------------   -------------   -------------
ASSETS:
Investments in securities at value+*               $  38,277,620   $ 221,780,118   $ 442,579,173   $  95,547,141   $ 245,566,904
Repurchase agreement                                   2,324,000       3,949,000      19,852,000              --       4,066,000
Cash                                                       2,627              25              --       2,309,057             610
Cash collateral for futures                                   --         160,000         490,000              --              --
Cash collateral for securities loaned                         --      44,574,839      91,692,274      18,359,779       5,884,027
Foreign currencies at value**                            162,122              --              --              --              --
Receivables:
    Investment securities sold                                --       1,769,001       2,264,550              --     207,891,873
    Dividends and interest                                61,837         251,624         394,550          13,536         217,884
    Futures variation margin                                  --           5,800              --              --              --
Prepaid expenses                                             218           4,316           8,788           9,271           6,179
Reimbursement due from manager                            17,295              --              --              --              --
                                                   -------------   -------------   -------------   -------------   -------------
       Total assets                                   40,845,719     272,494,723     557,281,335     116,238,784     463,633,477
                                                   -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Payable for investment securities purchased                   --       3,091,449              --              --     197,816,639
Payable for futures variation margin                          --              --         119,000              --              --
Payable upon receipt of securities loaned                     --      44,574,839      91,692,274      18,359,779       5,884,027
Payable to affiliates                                     30,077         122,214         312,495          81,655         141,620
Payable for director fees                                    762           6,699           7,048           2,116           2,161
Other accrued expenses and liabilities                    81,171          77,178          81,924          52,756          64,885
                                                   -------------   -------------   -------------   -------------   -------------
       Total liabilities                                 112,010      47,872,379      92,212,741      18,496,306     203,909,332
                                                   -------------   -------------   -------------   -------------   -------------
NET ASSETS                                         $  40,733,709   $ 224,622,344   $ 465,068,594   $  97,742,478   $ 259,724,145
                                                   =============   =============   =============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $  65,297,893   $ 414,956,066   $ 428,276,816   $ 142,841,199   $ 293,196,423
Undistributed net investment income                      423,613         265,408       1,457,156              --       2,068,557
Accumulated net realized loss on
  investments, foreign currencies
  and futures                                        (31,532,573)   (219,626,870)    (45,683,414)    (62,723,464)    (41,115,583)
Net unrealized appreciation on investments,
  foreign currencies and futures                       6,544,776      29,027,740      81,018,036      17,624,743       5,574,748
                                                   -------------   -------------   -------------   -------------   -------------
NET ASSETS                                         $  40,733,709   $ 224,622,344   $ 465,068,594   $  97,742,478   $ 259,724,145
                                                   =============   =============   =============   =============   =============
+Including securities on loan at value             $          --   $  43,310,084   $  87,686,096   $  17,805,606   $   5,701,200
*Cost of investments in securities                 $  31,740,131   $ 192,800,666   $ 361,792,464   $  77,922,398   $ 239,992,156
**Cost of foreign currencies                       $     160,455   $          --   $          --   $          --   $          --

CLASS R
Net assets                                         $  40,536,819   $ 224,329,985   $ 464,228,268   $  97,742,478   $ 257,447,564
Shares authorized                                    100,000,000     100,000,000     100,000,000     100,000,000     100,000,000
Par value                                          $       0.001   $       0.001   $       0.001   $       0.001   $       0.001
Shares outstanding                                     5,368,949      25,114,298      26,557,537      25,251,162      21,316,098
Net asset value and redemption price
  per share                                        $        7.55   $        8.93   $       17.48   $        3.87   $       12.08

CLASS S
Net assets                                         $     196,890   $     292,359   $     840,326             n/a   $   2,276,581
Shares authorized                                    100,000,000     100,000,000     100,000,000             n/a     100,000,000
Par value                                          $       0.001   $       0.001   $       0.001             n/a   $       0.001
Shares outstanding                                        26,147          32,907          48,045             n/a         189,227
Net asset value and redemption price
  per share                                        $        7.53   $        8.88   $       17.49             n/a   $       12.03

                 See Accompanying Notes to Financial Statements

                                                                           ING VP                               ING VP
                                                        ING VP           GROWTH AND          ING VP             MONEY
                                                       BALANCED            INCOME             BOND              MARKET
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                   ----------------   ----------------   ----------------   ----------------
ASSETS:
Investments in securities at value+*               $  1,399,720,832   $  3,765,916,574   $  1,313,256,094   $             --
Short-term investments**                                 22,807,463                 --         35,502,920      1,145,921,984
Repurchase agreement                                     22,240,000         30,634,000         32,391,000         87,454,000
Cash                                                        212,694                 --            691,544                 --
Cash collateral for futures                                 361,355                 --            982,500                 --
Cash collateral for securities loaned                   344,944,815        994,326,273        227,355,932         42,605,175
Foreign currencies at value***                                   --                 --                187                 --
Receivables:
    Investment securities sold                           19,829,611                 --         19,152,503                 --
    Dividends and interest                                5,321,249          3,110,331         10,310,034          4,858,095
Prepaid expenses                                             27,035             64,655             31,436             32,768
                                                   ----------------   ----------------   ----------------   ----------------
        Total assets                                  1,815,465,054      4,794,051,833      1,639,674,150      1,280,872,022
                                                   ----------------   ----------------   ----------------   ----------------
LIABILITIES:
Payable for investment securities purchased                 198,282                 --        208,951,769                 --
Payable for investment securities puchased on
  a when-issued basis                                    93,653,506                 --          4,698,984                 --
Payable for futures variation margin                         34,874                 --             93,934                 --
Payable upon receipt of securities loaned               344,944,815        994,326,273        227,355,932         42,605,175
Payable to affiliates                                       637,172          1,746,061            477,011            320,639
Payable to custodian                                             --                 --                 --             54,999
Payable for director fees                                    37,104            126,234             32,714             47,461
Other accrued expenses and liabilities                      216,504            689,056            260,351            260,122
                                                   ----------------   ----------------   ----------------   ----------------
        Total liabilities                               439,722,257        996,887,624        441,870,695         43,288,396
                                                   ----------------   ----------------   ----------------   ----------------
NET ASSETS                                         $  1,375,742,797   $  3,797,164,209   $  1,197,803,455   $  1,237,583,626
                                                   ================   ================   ================   ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $  1,438,625,694   $  6,277,099,694   $  1,092,458,345   $  1,228,922,000
Undistributed net investment income                      28,837,175         33,190,956         54,279,546         12,927,120
Accumulated net realized gain (loss) on
  investments, foreign currencies, futures
  and swaps                                            (206,116,841)    (3,159,818,441)        30,759,500         (4,507,148)
Net unrealized appreciation on investments,
  foreign currencies and futures                        114,396,769        646,692,000         20,306,064            241,654
                                                   ----------------   ----------------   ----------------   ----------------
NET ASSETS                                         $  1,375,742,797   $  3,797,164,209   $  1,197,803,455   $  1,237,583,626
                                                   ================   ================   ================   ================
+  Including securities on loan at value           $    334,996,396   $    962,139,005   $    222,084,541   $     41,775,056
* Cost of investments in securities                $  1,285,050,524   $  3,119,285,180   $  1,292,198,383   $             --
** Cost of short-term investments                  $     22,798,204   $             --   $     35,492,862   $  1,145,680,330
*** Cost of foreign currencies                     $             --   $             --   $            162   $             --

CLASS R
Net assets                                         $  1,374,514,548   $  3,795,441,240   $  1,126,442,377   $  1,237,583,626
Shares authorized                                     2,000,000,000          unlimited          unlimited          unlimited
Par value                                          $          0.001   $          1.000   $          1.000   $          1.000
Shares outstanding                                      109,924,597        207,613,674         79,602,368         95,658,948
Net asset value and redemption price per share     $          12.50   $          18.28   $          14.15   $          12.94

CLASS S
Net assets                                         $      1,228,249   $      1,722,969   $     71,361,078                n/a
Shares authorized                                     2,000,000,000          unlimited          unlimited                n/a
Par value                                          $          0.001   $          1.000   $          1.000                n/a
Shares outstanding                                           98,358             94,359          5,051,566                n/a
Net asset value and redemption price per share     $          12.49   $          18.26   $          14.13                n/a

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended December 31, 2003

                                                      ING VP                          ING VP                          ING VP
                                                   INTERNATIONAL      ING VP           SMALL          ING VP           VALUE
                                                      EQUITY          GROWTH          COMPANY       TECHNOLOGY      OPPORTUNITY
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                  $     715,179   $   1,624,490   $   4,461,448   $     126,226   $   3,650,557
Interest                                                   9,696          75,194         164,478          19,320          40,731
Securities loaned income                                      --           4,008          50,490             975             320
Other                                                         --              --           4,655           4,139              --
                                                   -------------   -------------   -------------   -------------   -------------
    Total investment income                              724,875       1,703,692       4,681,071         150,660       3,691,608
                                                   -------------   -------------   -------------   -------------   -------------
EXPENSES:
Investment management fees                               281,272       1,209,657       2,646,249         617,677       1,367,093
Distribution and service fees:
    Class S                                                  140             424           1,088              19           3,749
Transfer agent fees                                       11,315          10,258          10,920           9,828          10,920
Administrative service fees                               18,200         110,883         194,055          35,760         125,315
Shareholder reporting expense                             10,598          17,530          24,226          10,973          18,189
Registration fees                                          5,709              30           2,504             814           3,687
Professional fees                                         29,856          30,651          37,290          26,970          31,152
Custody and accounting expense                            94,538          36,358          66,522           7,265          39,816
Directors' fees                                            1,877          11,851          20,088           2,639           7,266
Insurance expense                                            452           3,699           5,789           1,132           3,817
Miscellaneous expense                                      4,299           6,943          12,689           3,393           8,509
                                                   -------------   -------------   -------------   -------------   -------------
    Total expenses                                       458,256       1,438,284       3,021,420         716,470       1,619,513
                                                   -------------   -------------   -------------   -------------   -------------
Less:
    Net waived and reimbursed (recouped) fees             80,813              --              --          (4,750)             --
                                                   -------------   -------------   -------------   -------------   -------------
    Net expenses                                         377,443       1,438,284       3,021,420         721,220       1,619,513
                                                   -------------   -------------   -------------   -------------   -------------
Net investment income (loss)                             347,432         265,408       1,659,651        (570,560)      2,072,095
                                                   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES AND
  FUTURES:
Net realized gain (loss) on:
    Investments                                          589,977      11,863,933      26,719,760      (4,912,495)     37,412,990
    Foreign currencies                                    75,219              --              --              --              --
    Futures                                               15,273         979,973         655,238              --              --
                                                   -------------   -------------   -------------   -------------   -------------
    Net realized gain (loss) on investments,
     foreign currencies and futures                      680,469      12,843,906      27,374,998      (4,912,495)     37,412,990
                                                   -------------   -------------   -------------   -------------   -------------
Net change in unrealized appreciation or
  depreciation on investments,
  foreign currencies and futures                       8,992,547      40,849,949      85,411,831      29,432,822      12,066,267
                                                   -------------   -------------   -------------   -------------   -------------
Net realized and unrealized gain on
  investments, foreign currencies and
  futures                                              9,673,016      53,693,855     112,786,829      24,520,327      49,479,257
                                                   -------------   -------------   -------------   -------------   -------------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                       $  10,020,448   $  53,959,263   $ 114,446,480   $  23,949,767   $  51,551,352
                                                   =============   =============   =============   =============   =============
----------
* Foreign Taxes                                    $      87,834   $       2,000   $       3,476   $       5,953     $        --

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended December 31, 2003

                                                                           ING VP                               ING VP
                                                        ING VP           GROWTH AND          ING VP             MONEY
                                                       BALANCED            INCOME             BOND              MARKET
                                                       PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO
                                                   ----------------   ----------------   ----------------   ----------------
INVESTMENT INCOME:
Dividends                                          $     11,435,899   $     53,001,645   $        112,477   $            134
Interest                                                 21,462,261            620,057         54,689,410         17,950,861
Securities loaned income                                     88,515             58,305            118,462                 --
Other                                                       451,000            378,033                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
    Total investment income                              33,437,675         54,058,040         54,920,349         17,950,995
                                                   ----------------   ----------------   ----------------   ----------------
EXPENSES:
Investment management fees                                6,314,014         17,484,951          5,118,316          3,562,504
Distribution and service fees:
    Class S                                                     852              1,615            179,692                 --
Transfer agent fees                                           4,532             19,292             22,075              4,004
Administrative service fees                                 694,531          1,923,339            703,758            783,740
Shareholder reporting expense                                86,195            264,510             61,219             81,944
Registration fees                                               230                749             12,644              9,285
Professional fees                                            77,144            134,077             75,114             70,899
Custody and accounting expense                              238,923            637,321            331,473            329,235
Directors' fees                                              76,562            223,835             89,533            107,109
Insurance expense                                            24,381             84,813             22,269             29,552
Miscellaneous expense                                        37,406            102,498             42,147             40,623
                                                   ----------------   ----------------   ----------------   ----------------
    Total expenses                                        7,554,770         20,877,000          6,658,240          5,018,895
                                                   ----------------   ----------------   ----------------   ----------------
Net investment income                                    25,882,905         33,181,040         48,262,109         12,932,100
                                                   ----------------   ----------------   ----------------   ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, FOREIGN CURRENCIES,
  FUTURES AND SWAPS:
Net realized gain (loss) on:
  Investments                                            45,859,861         89,596,835         38,110,461               (169)
  Foreign currencies                                      1,152,918              9,916          2,834,378                 --
  Futures and swaps                                        (261,668)                --         (1,635,859)                --
                                                   ----------------   ----------------   ----------------   ----------------
  Net realized gain (loss) on investments, foreign
    currencies, futures and swaps                        46,751,111         89,606,751         39,308,980               (169)
                                                   ----------------   ----------------   ----------------   ----------------
Net change in unrealized appreciation or
  depreciation on investments, foreign
  currencies and futures                                148,117,399        694,994,792        (10,863,858)           (56,131)
                                                   ----------------   ----------------   ----------------   ----------------
Net realized and unrealized gain on investments,
  foreign currencies, futures and swaps                 194,868,510        784,601,543         28,445,122            (56,300)
                                                   ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $    220,751,415   $    817,782,583   $     76,707,231   $     12,875,800
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                 ING VP
                                                              INTERNATIONAL                           ING VP
                                                             EQUITY PORTFOLIO                    GROWTH PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                         2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income (loss)                       $        347,432   $        162,363   $        265,408   $       (151,362)
Net realized gain (loss) on investments,
  foreign currencies and futures                            680,469         (8,255,262)        12,843,906        (70,073,222)
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                  8,992,547         (4,414,002)        40,849,949        (15,240,955)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                              10,020,448        (12,506,901)        53,959,263        (85,465,539)
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                (358,677)           (93,596)                --                 --
    Class S                                                    (496)                --                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                        (359,173)           (93,596)                --                 --
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         72,160,848         80,512,745         12,590,272         35,492,407
Dividends reinvested                                        359,173             93,596                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
                                                         72,520,021         80,606,341         12,590,272         35,492,407
Cost of shares redeemed                                 (70,372,573)       (87,743,989)       (23,009,289)       (74,579,328)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions               2,147,448         (7,137,648)       (10,419,017)       (39,086,921)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                    11,808,723        (19,738,145)        43,540,246       (124,552,460)

NET ASSETS:
Beginning of year                                        28,924,986         48,663,131        181,082,098        305,634,558
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $     40,733,709   $     28,924,986   $    224,622,344   $    181,082,098
                                                   ================   ================   ================   ================
Undistributed net investment income
  at end of year                                   $        423,613   $        357,132   $        265,408   $             --
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                 ING VP                                ING VP
                                                              SMALL COMPANY                          TECHNOLOGY
                                                                PORTFOLIO                             PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                         2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income (loss)                       $      1,659,651   $      1,305,149   $       (570,560)  $       (498,251)
Net realized gain (loss) on investments,
  foreign currencies and futures                         27,374,998        (66,845,231)        (4,912,495)       (15,534,432)
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                 85,411,831        (26,970,408)        29,432,822        (15,966,037)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets resulting
  from operations                                       114,446,480        (92,510,490)        23,949,767        (31,998,720)
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                (922,009)        (1,576,315)                --                 --
    Class S                                                    (698)              (603)                --                 --
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                        (922,707)        (1,576,918)                --                 --
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                        156,127,616        175,762,621         71,880,902         66,979,389
Dividends reinvested                                        922,707          1,576,918                 --                 --
                                                   ----------------   ----------------   ----------------   ----------------
                                                        157,050,323        177,339,539         71,880,902         66,979,389
Cost of shares redeemed                                 (94,578,973)      (135,522,236)       (43,653,684)       (52,304,809)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase in net assets
  resulting from capital share transactions              62,471,350         41,817,303         28,227,218         14,674,580
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                   175,995,123        (52,270,105)        52,176,985        (17,324,140)

NET ASSETS:
Beginning of year                                       289,073,471        341,343,576         45,565,493         62,889,633
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $    465,068,594   $    289,073,471   $     97,742,478   $     45,565,493
                                                   ================   ================   ================   ================
Undistributed net investment income
  at end of year                                   $      1,457,156   $        919,164   $             --   $             --
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                 ING VP                                 ING VP
                                                            VALUE OPPORTUNITY                          BALANCED
                                                                PORTFOLIO                             PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                         2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                              $      2,072,095   $      1,144,646   $     25,882,905   $     28,271,047
Net realized gain (loss) on investments,
  foreign currencies, futures and swaps                  37,412,990        (61,487,644)        46,751,111       (154,844,006)
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                 12,066,267         (8,717,153)       148,117,399        (34,537,848)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                              51,551,352        (69,060,151)       220,751,415       (161,110,807)
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                              (1,764,212)          (951,142)       (25,549,004)       (14,989,364)
    Class S                                                  (9,646)            (3,459)              (288)                --
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                      (1,773,858)          (954,601)       (25,549,292)       (14,989,364)
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         21,198,747         86,392,780         38,550,583         23,017,801
Dividends reinvested                                      1,773,858            954,601         25,549,292         14,989,364
                                                   ----------------   ----------------   ----------------   ----------------
                                                         22,972,605         87,347,381         64,099,875         38,007,165
Cost of shares redeemed                                 (25,587,631)       (24,364,504)      (106,333,010)      (230,189,224)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions              (2,615,026)        62,982,877        (42,233,135)      (192,182,059)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                    47,162,468         (7,031,875)       152,968,988       (368,282,230)

NET ASSETS:
Beginning of year                                       212,561,677        219,593,552      1,222,773,809      1,591,056,039
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $    259,724,145   $    212,561,677   $  1,375,742,797   $  1,222,773,809
                                                   ================   ================   ================   ================
Undistributed net investment income
  at end of year                                   $      2,068,557   $      1,770,320   $     28,837,175   $     24,589,706
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                 ING VP                                ING VP
                                                            GROWTH AND INCOME                           BOND
                                                                PORTFOLIO                             PORTFOLIO
                                                   -----------------------------------   -----------------------------------
                                                        YEAR               YEAR                YEAR              YEAR
                                                        ENDED              ENDED               ENDED             ENDED
                                                     DECEMBER 31,       DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                        2003               2002                2003              2002
                                                   ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
Net investment income                              $     33,181,040   $     37,957,496   $     48,262,109   $     39,840,504
Net realized gain (loss) on investments,
  foreign currencies, futures and swaps                  89,606,751       (891,690,878)        39,308,980         17,457,903
Net change in unrealized appreciation or
  depreciation of investments, foreign
  currencies and futures                                694,994,792       (459,505,600)       (10,863,858)        31,731,171
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from operations                             817,782,583     (1,313,238,982)        76,707,231         89,029,578
                                                   ----------------   ----------------   ----------------   ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                      --        (38,495,841)        (9,725,157)       (36,706,026)
    Class S                                                      --                 --           (564,795)        (1,364,988)
Net realized gain on investments:
    Class R                                                      --                 --        (10,936,141)        (5,077,726)
    Class S                                                      --                 --           (736,552)           (25,540)
                                                   ----------------   ----------------   ----------------   ----------------
Total distributions                                              --        (38,495,841)       (21,962,645)       (43,174,280)
                                                   ----------------   ----------------   ----------------   ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                         14,108,788         27,763,650        184,777,059        265,499,333
Dividends reinvested                                             --         38,475,273         21,950,695         43,149,619
                                                   ----------------   ----------------   ----------------   ----------------
                                                         14,108,788         66,238,923        206,727,754        308,648,952
Cost of shares redeemed                                (559,975,741)      (828,611,395)      (319,226,990)      (122,508,850)
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets
  resulting from capital share transactions            (545,866,953)      (762,372,472)      (112,499,236)       186,140,102
                                                   ----------------   ----------------   ----------------   ----------------
Net increase (decrease) in net assets                   271,915,630     (2,114,107,295)       (57,754,650)       231,995,400

NET ASSETS:
Beginning of year                                     3,525,248,579      5,639,355,874      1,255,558,105      1,023,562,705
                                                   ----------------   ----------------   ----------------   ----------------
End of year                                        $  3,797,164,209   $  3,525,248,579   $  1,197,803,455   $  1,255,558,105
                                                   ================   ================   ================   ================
Undistributed net investment income
  (accumulated net investment loss)
  at end of year                                   $     33,190,956   $             --   $     54,279,546   $     (2,461,388)
                                                   ================   ================   ================   ================

                 See Accompanying Notes to Financial Statements

                                                                                        ING VP
                                                                                     MONEY MARKET
                                                                                      PORTFOLIO
                                                                         ------------------------------------
                                                                              YEAR               YEAR
                                                                              ENDED              ENDED
                                                                           DECEMBER 31,       DECEMBER 31,
                                                                               2003               2002
                                                                         ----------------    ----------------
FROM OPERATIONS:
Net investment income                                                    $     12,932,100    $     24,749,106
Net realized gain (loss) on investments                                              (169)             23,728
Net change in unrealized appreciation or depreciation of investments              (56,131)           (340,945)
                                                                         ----------------    ----------------
Net increase in net assets resulting from operations                           12,875,800          24,431,889
                                                                         ----------------    ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class R                                                                   (24,741,578)        (57,317,722)
                                                                         ----------------    ----------------
Total distributions                                                           (24,741,578)        (57,317,722)
                                                                         ----------------    ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                            1,899,695,014       2,748,252,013
Dividends reinvested                                                           24,741,578          57,317,722
                                                                         ----------------    ----------------
                                                                            1,924,436,592       2,805,569,735
Cost of shares redeemed                                                    (2,226,653,637)     (2,739,754,578)
                                                                         ----------------    ----------------
Net increase (decrease) in net assets resulting from capital share
  transactions                                                               (302,217,045)         65,815,157
                                                                         ----------------    ----------------
Net increase (decrease) in net assets                                        (314,082,823)         32,929,324

NET ASSETS:
Beginning of year                                                           1,551,666,449       1,518,737,125
                                                                         ----------------    ----------------
End of year                                                              $  1,237,583,626    $  1,551,666,449
                                                                         ================    ================
Undistributed net investment income                                      $     12,927,120    $     24,736,598
                                                                         ================    ================

                 See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL EQUITY PORTFOLIO                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002         2001         2000        1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $           5.78        7.90        10.40        15.92        11.59
 Income from investment operations:
 Net investment income (loss)                     $           0.06        0.03         0.02        (0.02)       (0.01)
 Net realized and unrealized gain (loss)
 on investments                                   $           1.78       (2.13)       (2.51)       (3.17)        5.78
 Total from investment operations                 $           1.84       (2.10)       (2.49)       (3.19)        5.77
 Less distributions from:
 Net investment income                            $           0.07        0.02         0.01         0.01         0.15
 Net realized gains on investments                $             --          --           --         2.32         1.29
 Total distributions                              $           0.07        0.02         0.01         2.33         1.44
 Net asset value, end of year                     $           7.55        5.78         7.90        10.40        15.92
 TOTAL RETURN(1)                                  %          32.05      (26.68)      (23.88)      (20.33)       51.33

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $         40,537      28,917       48,652       52,210       43,548
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)      %           1.15        1.15         1.15         1.15         1.15
 Gross expenses prior to expense reimbursement    %           1.38        1.46         1.26         1.34         1.62
 Net investment income (loss) after expense
 reimbursement(2)                                 %           1.04        0.40         0.23        (0.18)        0.13
 Portfolio turnover rate                          %             85         266          229          212          169

                                                                                 CLASS S
                                                               ------------------------------------------
                                                                                             NOVEMBER 1,
                                                                 YEAR ENDED DECEMBER 31,     2001(4) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003           2002          2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $           5.78         7.90            7.38
 Income from investment operations:
 Net investment income                                      $          (0.01)        0.01              --
 Net realized and unrealized gain (loss) on investments     $           1.82        (2.13)           0.52
 Total from investment operations                           $           1.81        (2.12)           0.52
 Less distributions from:
 Net investment income                                      $           0.06          --               --
 Total distributions                                        $           0.06          --               --
 Net asset value, end of period                             $           7.53         5.78            7.90
 TOTAL RETURN(1)                                            %          31.62       (26.84)           7.05

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $            197            8              11
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)             %           1.40         1.40            1.39
 Gross expenses prior to expense reimbursement(2)           %           1.63         1.71            1.49
 Net investment income after expense reimbursement(2)(3)    %           0.79         0.15            0.01
 Portfolio turnover rate                                    %             85          266             229

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(3)  Annualized for periods less than one year.
(4)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH PORTFOLIO                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year              $            6.85        9.64        14.99        17.32        13.53
 Income from investment operations:
 Net investment income (loss)                    $            0.01       (0.01)       (0.01)        0.01         0.03
 Net realized and unrealized gain (loss)
 on investments                                  $            2.07       (2.78)       (3.87)       (2.02)        4.62
 Total from investment operations                $            2.08       (2.79)       (3.88)       (2.01)        4.65
 Less distributions from:
 Net investment income                           $              --          --         0.01         0.01         0.02
 Net realized gains on investments               $              --          --         1.46         0.31         0.84
 Total distributions                             $              --          --         1.47         0.32         0.86
 Net asset value, end of year                    $            8.93        6.85         9.64        14.99        17.32
 TOTAL RETURN(1)                                 %           30.36      (28.94)      (27.06)      (11.95)       34.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                 $         224,330     181,029      305,624      460,578      369,845
 Ratios to average net assets:
 Expenses                                        %            0.71        0.72         0.70         0.70         0.71
 Net investment income (loss)                    %            0.13       (0.06)       (0.08)        0.06         0.20
 Portfolio turnover rate                         %             162         241          216          179          138

                                                                                CLASS S
                                                               -------------------------------------------
                                                                                              NOVEMBER 1,
                                                                YEAR ENDED DECEMBER 31,       2001(3) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003          2002           2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $           6.83         9.63           8.96
 Income from investment operations:
 Net investment loss                                        $           0.00*       (0.01)            --
 Net realized and unrealized gain (loss) on investments     $           2.05        (2.79)          0.67
 Total from investment operations                           $           2.05        (2.80)          0.67
 Net asset value, end of period                             $           8.88         6.83           9.63
 TOTAL RETURN(1)                                            %          30.01       (29.08)          7.48

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $            292           53             11
 Ratios to average net assets:
 Expenses(2)                                                %           0.96         0.97           0.94
 Net investment loss(2)                                     %          (0.10)       (0.31)         (0.32)
 Portfolio turnover rate                                    %            162          241            216

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.
*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING VP SMALL COMPANY PORTFOLIO                              FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          12.75       16.68        16.65        16.52        12.79
 Income from investment operations:
 Net investment income                            $           0.06        0.05         0.06         0.11         0.08
 Net realized and unrealized gain (loss)
 on investments                                   $           4.71       (3.91)        0.58         1.09         3.84
 Total from investment operations                 $           4.77       (3.86)        0.64         1.20         3.92
 Less distributions from:
 Net investment income                            $           0.04        0.07         0.10         0.02         0.06
 Net realized gains on investments                $             --          --         0.51         1.05         0.13
 Total distributions                              $           0.04        0.07         0.61         1.07         0.19
 Net asset value, end of year                     $          17.48       12.75        16.68        16.65        16.52
 TOTAL RETURN(1)                                  %          37.47      (23.23)        4.00         6.72        30.85

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $        464,228     288,890      341,332      273,617      149,416
 Ratios to average net assets:
 Expenses                                         %           0.85        0.87         0.86         0.87         0.88
 Net investment income                            %           0.47        0.39         0.50         0.80         0.64
 Portfolio turnover rate                          %            178         371          240          330          256

                                                                                 CLASS S
                                                               ------------------------------------------
                                                                                             NOVEMBER 1,
                                                                 YEAR ENDED DECEMBER 31,     2001(3) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003           2002         2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $          12.72        16.68           14.90
 Income from investment operations:
 Net investment income (loss)                               $           0.01        (0.04)             --
 Net realized and unrealized gain (loss) on investments     $           4.79        (3.86)           1.78
 Total from investment operations                           $           4.80        (3.90)           1.78
 Less distribution from:
 Net investment income                                      $           0.03         0.06              --
 Total distribution                                         $           0.03         0.06              --
 Net asset value, end of period                             $          17.49        12.72           16.68
 TOTAL RETURN(1)                                            %          37.76       (23.45)          11.95

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $            840          184              11
 Ratios to average net assets:
 Expenses(2)                                                %           1.10         1.12            1.10
 Net investment income(2)                                   %           0.22         0.14            0.29
 Portfolio turnover rate                                    %            178          371             240

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP TECHNOLOGY PORTFOLIO                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS R
                                                          -----------------------------------------------------------
                                                                                                           MAY 1,
                                                                    YEAR ENDED DECEMBER 31,              2000(4) TO
                                                          -------------------------------------------    DECEMBER 31,
                                                              2003             2002          2001           2000
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $           2.66           4.53           5.88           10.00
 Income from investment operations:
 Net investment loss                                   $          (0.02)         (0.03)         (0.02)          (0.02)
 Net realized and unrealized loss on investments       $           1.23          (1.84)         (1.33)          (4.10)
 Total from investment operations                      $           1.21          (1.87)         (1.35)          (4.12)
 Net asset value, end of period                        $           3.87           2.66           4.53            5.88
 TOTAL RETURN(1)                                       %          45.49         (41.28)        (22.96)         (41.20)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $         97,742         45,559         62,878          44,621
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(2)(3)                        %           1.11           1.11           1.11            1.15
 Gross expenses prior to expense
 reimbursement/recoupment(2)                           %           1.10           1.12           1.11            1.20
 Net investment loss after expense
 reimbursement/recoupment(2)(3)                        %          (0.88)         (0.89)         (0.49)          (0.61)
 Portfolio turnover rate                               %             15             61            129             150
---------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.
(4)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP VALUE OPPORTUNITY PORTFOLIO                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS R
                                                     ----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002        2001          2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $           9.77       13.25        15.34        16.42        14.41
 Income from investment operations:
 Net investment income                            $           0.10        0.04         0.03         0.07         0.10
 Net realized and unrealized gain (loss)
 on investments                                   $           2.29       (3.47)       (1.43)        1.49         2.71
 Total from investment operations                 $           2.39       (3.43)       (1.40)        1.56         2.81
 Less distributions from:
 Net investment income                            $           0.08        0.05         0.05         0.03         0.08
 Net realized gains on investments                $             --          --         0.64         2.61         0.72
 Total distributions                              $           0.08        0.05         0.69         2.64         0.80
 Net asset value, end of year                     $          12.08        9.77        13.25        15.34        16.42
 TOTAL RETURN(1)                                  %          24.59      (25.96)       (9.62)       10.19        19.58

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $        257,448     211,470      219,287      116,029       85,030
 Ratios to average net assets:
 Expenses                                         %           0.70        0.72         0.71         0.75         0.73
 Net investment income                            %           0.91        0.51         0.54         0.58         0.69
 Portfolio turnover rate                          %            251         304          185          171          125

                                                                                CLASS S
                                                               ------------------------------------------
                                                                                               JULY 16,
                                                                 YEAR ENDED DECEMBER 31,     2001(3) TO
                                                               --------------------------    DECEMBER 31,
                                                                    2003          2002           2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                       $           9.75        13.24           14.58
 Income from investment operations:
 Net investment income                                      $           0.04         0.01              --
 Net realized and unrealized gain (loss) on investments     $           2.31        (3.46)          (1.34)
 Total from investment operations                           $           2.35        (3.45)          (1.34)
 Less distributions from:
 Net investment income                                      $           0.07         0.04              --
 Total distributions                                        $           0.07         0.04              --
 Net asset value, end of period                             $          12.03         9.75           13.24
 TOTAL RETURN(1)                                            %          24.21       (26.12)          (9.19)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                          $          2,277        1,092             307
 Ratios to average net assets:
 Expenses(2)                                                %           0.95         0.97            0.96
 Net investment income(2)                                   %           0.64         0.26            0.29
 Portfolio turnover rate                                    %            251          304             185

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP BALANCED PORTFOLIO                                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                         2003          2002         2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          10.73       12.09        13.40        15.57        15.73
 Income from investment operations:
 Net investment income                            $           0.25        0.25         0.31         0.43         0.44
 Net realized and unrealized gain (loss)
 on investments                                   $           1.76       (1.49)       (0.87)       (0.49)        1.56
 Total from investment operations                 $           2.01       (1.24)       (0.56)       (0.06)        2.00
 Less distributions from:
 Net investment income                            $           0.24        0.12         0.28         0.46         0.40
 Net realized gains on investments                $             --          --         0.47         1.65         1.76
 Total distributions                              $           0.24        0.12         0.75         2.11         2.16
 Net asset value, end of year                     $          12.50       10.73        12.09        13.40        15.57
 TOTAL RETURN(1)                                  %          18.87      (10.31)       (4.21)       (0.56)       13.60

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)               $          1,375       1,223        1,591        1,777        1,988
 Ratios to average net assets:
 Expenses                                         %           0.60        0.60         0.59         0.59         0.59
 Net investment income                            %           2.04        2.00         2.46         2.72         2.81
 Portfolio turnover rate                          %            333         345          167          182          136

                                                                            CLASS S
                                                                         -------------
                                                                            MAY 29,
                                                                          2003(3) TO
                                                                          DECEMBER 31,
                                                                             2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                  $         11.53
 Income from investment operations:
 Net investment income                                                 $          0.34
 Net realized and unrealized gain on investments                       $          0.85
 Total from investment operations                                      $          1.19
 Less distributions from:
 Net investment income                                                 $          0.23
 Total distributions                                                   $          0.23
 Net asset value, end of period                                        $         12.49
 TOTAL RETURN(1)                                                       %         10.51

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                  $             1
 Ratios to average net assets:
 Expenses(2)                                                           %          0.83
 Net investment income(2)                                              %          3.06
 Portfolio turnover rate                                               %           333

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP GROWTH AND INCOME PORTFOLIO                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          14.50       19.54        24.12        30.69        31.87
 Income from investment operations:
 Net investment income                            $           0.16        0.16         0.14         0.17         0.31
 Net realized and unrealized gain (loss)
 on investments                                   $           3.62       (5.04)       (4.58)       (3.46)        4.86
 Total from investment operations                 $           3.78       (4.88)       (4.44)       (3.29)        5.17
 Less distributions from:
 Net investment income                            $             --        0.16         0.14         0.16         0.34
 Net realized gains on investments                $             --          --           --         3.12         6.01
 Total distributions                              $             --        0.16         0.14         3.28         6.35
 Net asset value, end of year                     $          18.28       14.50        19.54        24.12        30.69
 TOTAL RETURN(1):                                 %          26.07      (24.99)      (18.40)      (10.97)       17.42

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (millions)               $          3,795       3,525        5,639        7,797       10,029
 Ratios to average net assets:
 Expenses                                         %           0.60        0.59         0.59         0.58         0.58
 Net investment income                            %           0.95        0.83         0.62         0.55         0.89
 Portfolio turnover rate                          %            150         246          185          149          133

                                                                            CLASS S
                                                                         -------------
                                                                            JUNE 11,
                                                                           2003(3) TO
                                                                          DECEMBER 31,
                                                                              2003
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                  $         16.32
 Income from investment operations:
 Net investment income                                                 $          0.04
 Net realized and unrealized income on investments                     $          1.90
 Total from investment operations                                      $          1.94
 Net asset value, end of period                                        $         18.26
 TOTAL RETURN(1):                                                      %         11.89

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (millions)                                  $             2
 Ratios to average net assets:
 Expenses(2)                                                           %          0.84
 Net investment income(2)                                              %          0.57
 Portfolio turnover rate                                               %           150

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP BOND PORTFOLIO                                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002         2001        2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          13.53       12.95        12.61        12.17        13.06
 Income from investment operations:
 Net investment income                            $           0.56        0.45         0.59         0.79         0.76
 Net realized and unrealized gain (loss)
 on investments                                   $           0.29        0.63         0.51         0.37        (0.86)
 Total from investment operations                 $           0.85        1.08         1.10         1.16        (0.10)
 Less distributions from:
 Net investment income                            $           0.11        0.43         0.65         0.72         0.75
 Net realized gains on investments                $           0.12        0.07         0.11           --         0.04
 Total distributions                              $           0.23        0.50         0.76         0.72         0.79
 Net asset value, end of year                     $          14.15       13.53        12.95        12.61        12.17
 TOTAL RETURN(1)                                  %           6.30        8.33         8.75         9.64        (0.74)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $      1,126,442   1,205,968    1,023,563      711,211      717,472
 Ratios to average net assets:
 Expenses                                         %           0.50        0.49         0.50         0.50         0.49
 Net investment income                            %           3.77        3.50         5.06         6.29         5.77
 Portfolio turnover rate                          %            521         565          219          334          201

                                                                     CLASS S
                                                          ----------------------------
                                                             YEAR           MAY 3,
                                                             ENDED        2002(3) TO
                                                          DECEMBER 31,    DECEMBER 31,
                                                              2003            2002
--------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $          13.53        13.05
 Income from investment operations:
 Net investment income                                 $           0.49         0.16
 Net realized and unrealized gain on investments       $           0.32         0.81
 Total from investment operations                      $           0.81         0.97
 Less distributions from:
 Net investment income                                 $           0.09         0.42
 Net realized gains on investments                     $           0.12         0.07
 Total distributions                                   $           0.21         0.49
 Net asset value, end of period                        $          14.13        13.53
 TOTAL RETURN(1)                                       %           6.04         7.45

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $         71,361       49,590
 Ratios to average net assets:
 Expenses(2)                                           %           0.75         0.74
 Net investment income(2)                              %           3.52         3.25
 Portfolio turnover rate                               %            521          565

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3)  Commencement of operations of class.

                 See Accompanying Notes to Financial Statements

ING VP MONEY MARKET PORTFOLIO                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS R
                                                     ----------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                          2003          2002        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year               $          13.03       13.33        13.61        13.42        13.39
 Income from investment operations:
 Net investment income                            $           0.08        0.21         0.50         0.83         0.59
 Net realized and unrealized gain(loss)
 on investments                                   $           0.03          --         0.01        (0.02)        0.06
 Total from investment operations                 $           0.11        0.21         0.51         0.81         0.65
 Less distributions from:
 Net investment income                            $           0.20        0.51         0.79         0.62         0.62
 Total distributions                              $           0.20        0.51         0.79         0.62         0.62
 Net asset value, end of year                     $          12.94       13.03        13.33        13.61        13.42
 TOTAL RETURN(1)                                  %           0.92        1.66         3.94         6.38         5.08

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)                  $      1,237,584   1,551,666    1,518,737    1,195,930    1,157,818
 Ratios to average net assets:
 Expenses                                         %           0.35        0.34         0.34         0.34         0.34
 Net investment income                            %           0.91        1.63         4.07         6.20         5.04

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2003

NOTE 1 -- ORGANIZATION
Organization. The ING Variable Product Portfolios are comprised of ING Variable Portfolios, Inc., ING VP Balanced Portfolio, Inc., ING Variable Funds, ING VP Bond Portfolio and ING VP Money Market Portfolio, all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

The ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eight separate portfolios. The five portfolios that are in this report are: ING VP International Equity Portfolio ("International"), ING VP Growth Portfolio ("Growth"), ING VP Small Company Portfolio ("Small Company"), ING VP Technology Portfolio ("Technology"), and ING VP Value Opportunity Portfolio ("Value Opportunity"). ING VP Balanced Portfolio, Inc. ("Balanced") is a company incorporated under the laws of Maryland on December 14, 1988. ING Variable Funds is a incorporated under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Growth and Income Portfolio ("Growth and Income"). ING VP Bond Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Bond Portfolio ("Bond"). ING VP Money Market Portfolio is a business trust under the laws of Massachusetts on January 25, 1984 with one portfolio, ING VP Money Market Portfolio ("Money Market").

Each Portfolio offers class R shares. International, Growth, Small Company, Technology, Value Opportunity, Balanced, Growth and Income and Bond also offer class S shares. The two classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Portfolio securities reported by NASDAQ will be valued at NASDAQ official closing price. Portfolio securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Portfolio occurs after the time at which the foreign market for such security(ies) closes but before the time that the Portfolio's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Portfolio calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE.

   Investments in securities maturing in less than 60 days at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis except when collection is not expected. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

      (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

      (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and capital gains, if any, are declared and paid annually by the International, Growth, Small Company, Technology, Value Opportunity, Balanced and Money Market Portfolios; and declared and paid semi-annually by Bond and Growth and Income Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. Distributions are recorded on the ex-dividend date.

F. FEDERAL INCOME TAXES. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to requlated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral cash or securities whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. ILLIQUID AND RESTRICTED SECURITIES. The Portfolios may invest up to 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933
   Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTIONS. Balanced, Growth and Income, and Bond Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. In connection with a portfolio's ability to purchase or sell securities on a when-issued basis, Balanced, Growth and Income, and Bond Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

M. OPTIONS CONTRACTS. Balanced, Growth and Income, and Bond may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. SWAP CONTRACTS. The Balanced and Bond Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract's respective payment date.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended December 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

                               PURCHASES             SALES
                            ----------------   ----------------
International               $     26,707,947   $     27,027,123
Growth                           315,843,206        325,584,931
Small Company                    659,456,854        603,440,796
Technology                        36,055,663          9,286,222
Value Opportunity                558,825,981        567,458,841
Balanced                       1,910,839,243      2,043,796,495
Growth and Income              5,176,001,818      5,667,751,254
Bond                           1,233,383,210      1,387,635,039

U.S. Government securities not included above were as follows:

                               PURCHASES            SALES
                            ----------------  -----------------
Balanced                    $  2,230,784,933   $  2,109,897,074
Bond                           5,252,107,553      5,007,518,005

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Portfolios has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

                            AS A PERCENTAGE OF AVERAGE NET ASSETS
                            -------------------------------------
International               0.85%
Growth                      0.60%
Small Company               0.75%
Technology                  0.95%
Value Opportunity           0.60%
Balanced                    0.50%
Growth and Income           0.50% on first $10 billion;
                            0.45% on next $5 billion; and
                            0.425% over $15 billion
Bond                        0.40%
Money Market                0.25%

The Adviser entered into a subadvisory agreement with Aeltus Investment Management, Inc. (ING Aeltus), a wholly owned subsidiary of ING Groep N.V. effective March 1, 2002. ING Aeltus acts as Sub-Advisor to all Portfolios except the Technology Portfolio. Subject to such policies as the Board or the Adviser may determine, ING Aeltus manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

Pursuant to a subadvisory agreement between the Adviser and AIC Asset Management, LLC ("AIC"), AIC served as Sub-Adviser to the Technology Portfolio until December 31, 2003.

Pursuant to an Administrative Services Agreement, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to reimburse or compensate expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2003 the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

                              ACCRUED                            ACCRUED
                             INVESTMENT       ACCRUED          SHAREHOLDER
                             MANAGEMENT    ADMINISTRATIVE     SERVICES AND
                                FEES           FEES         DISTRIBUTION FEES      TOTAL
                            ------------   --------------   -----------------   ------------
International               $     28,214   $        1,826   $              37   $     30,077
Growth                           111,898           10,255                  61        122,214
Small Company                    290,985           21,336                 174        312,495
Technology                        77,186            4,468                   1         81,655
Value Opportunity                129,310           11,851                 459        141,620
Balanced                         573,832           63,111                 229        637,172
Growth and Income              1,572,722          172,994                 345      1,746,061
Bond                             406,203           55,842              14,966        477,011
Money Market                     262,828           57,811                  --        320,639

Each Portfolio has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Portfolios, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                                CLASS R    CLASS S
                                                -------    -------
International                                    1.15%      1.40%
Growth                                           0.80%      1.05%
Small Company                                    0.95%      1.20%
Technology                                       1.15%      1.40%
Value Opportunity                                0.80%      1.05%

The Investment Manager will, at a later date, recoup from each Portfolio, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations.

As of December 31, 2003, the cumulative amount of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

International                                   $  162,574

NOTE 8 -- LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the funds; and (3) enable the funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Portfolios will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2003:

                                APPROXIMATE      APPROXIMATE
                      DAYS     AVERAGE DAILY   WEIGHTED AVERAGE
                    UTILIZED      BALANCE       INTEREST RATE
                    --------   -------------   ----------------
International          2           490,000           1.69%
Value Opportunity      4           390,000           1.75%
Growth and Income      5         4,044,000           1.59%
Bond                   1        20,000,000           1.50%

NOTE 9 -- CAPITAL SHARES TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                        11,733,163       12,211,157           27,260               --
Dividends reinvested                                   58,321           13,352               81               --
Shares redeemed                                   (11,428,928)     (13,375,503)          (2,549)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding         362,556       (1,150,994)          24,792               --
                                                =============    =============    =============    =============
INTERNATIONAL ($)
Shares sold                                     $  71,979,031    $  80,512,745    $     181,817    $          --
Dividends reinvested                                  358,677           93,596              496               --
Shares redeemed                                   (70,356,174)     (87,743,989)         (16,399)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $   1,981,534    $  (7,137,648)   $     165,914    $          --
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
GROWTH (NUMBER OF SHARES)
Shares sold                                         2,152,470        4,049,562           32,996            6,802
Shares redeemed                                    (3,481,590)      (9,317,320)          (7,885)            (122)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (1,329,120)      (5,267,758)          25,111            6,680
                                                =============    =============    =============    =============
GROWTH ($)
Shares sold                                     $  12,336,815    $  35,440,835    $     253,457    $      51,572
Shares redeemed                                   (22,951,012)     (74,578,416)         (58,277)            (912)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $ (10,614,197)   $ (39,137,581)   $     195,180    $      50,660
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
SMALL COMPANY (NUMBER OF SHARES)
Shares sold                                        10,395,221       11,534,225           40,070           16,344
Dividends reinvested                                   63,065          105,298               48               40
Shares redeemed                                    (6,562,287)      (9,435,640)          (6,503)          (2,625)
                                                -------------    -------------    -------------    -------------
Net increase in shares outstanding                  3,895,999        2,203,883           33,615           13,759
                                                =============    =============    =============    =============
SMALL COMPANY ($)
Shares sold                                     $ 155,510,623    $ 175,512,145    $     616,993    $     250,476
Dividends reinvested                                  922,009        1,576,315              698              603
Shares redeemed                                   (94,475,400)    (135,484,865)        (103,573)         (37,371)
                                                -------------    -------------    -------------    -------------
Net increase                                    $  61,957,232    $  41,603,595    $     514,118    $     213,708
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
TECHNOLOGY (NUMBER OF SHARES)
Shares sold                                        22,057,248       18,405,609               --               --
Shares redeemed                                   (13,940,003)     (15,147,805)          (2,551)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding       8,117,245        3,257,804           (2,551)              --
                                                =============    =============    =============    =============
TECHNOLOGY ($)
Shares sold                                     $  71,880,902    $  66,979,389    $          --    $          --
Shares redeemed                                   (43,644,308)     (52,304,809)          (9,376)              --
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $  28,236,594    $  14,674,580    $      (9,376)   $          --
                                                =============    =============    =============    =============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003             2002
                                                -------------    -------------    -------------    -------------
VALUE OPPORTUNITY (NUMBER OF SHARES)
Shares sold                                         2,108,112        7,209,302           92,628          104,635
Dividends reinvested                                  164,266           82,208              901              300
Shares redeemed                                    (2,598,835)      (2,198,402)         (16,336)         (16,084)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding        (326,457)       5,093,108           77,193           88,851
                                                =============    =============    =============    =============
VALUE OPPORTUNITY ($)
Shares sold                                     $  20,200,109    $  85,145,155    $     998,638    $   1,247,625
Dividends reinvested                                1,764,212          951,142            9,646            3,459
Shares redeemed                                   (25,416,002)     (24,195,900)        (171,629)        (168,604)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $  (3,451,681)   $  61,900,397    $     836,655    $   1,082,480
                                                =============    =============    =============    =============

                                                         CLASS R SHARES               CLASS S SHARES
                                                ----------------------------------    ---------------
                                                      YEAR               YEAR              PERIOD
                                                      ENDED              ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      2003               2002              2003(1)
                                                ---------------    ---------------    ---------------
BALANCED (NUMBER OF SHARES)
Shares sold                                           3,154,493          1,996,574            101,813
Dividends reinvested                                  2,206,304          1,341,931                 25
Shares redeemed                                      (9,380,661)       (20,950,203)            (3,480)
                                                ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding        (4,019,864)       (17,611,698)            98,358
                                                ===============    ===============    ===============
BALANCED ($)
Shares sold                                     $    37,356,123    $    23,017,801    $     1,194,460
Dividends reinvested                                 25,549,004         14,989,364                288
Shares redeemed                                    (106,290,993)      (230,189,224)           (42,017)
                                                ---------------    ---------------    ---------------
Net increase (decrease)                         $   (43,385,866)   $  (192,182,059)   $     1,152,731
                                                ===============    ===============    ===============

----------
(1) Class S commenced operations on May 29, 2003.

                                                         CLASS R SHARES               CLASS S SHARES
                                                ----------------------------------    ---------------
                                                      YEAR               YEAR              PERIOD
                                                      ENDED              ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                      2003               2002              2003(1)
                                                ---------------    ---------------    ---------------

GROWTH AND INCOME (NUMBER OF SHARES)
Shares sold                                             801,513          1,580,665             98,693
Dividends reinvested                                         --          2,604,961                 --
Shares redeemed                                     (36,272,651)       (49,721,251)            (4,334)
                                                ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding       (35,471,138)       (45,535,625)            94,359
                                                ===============    ===============    ===============
GROWTH AND INCOME ($)
Shares sold                                     $    12,502,845    $    27,763,650    $     1,605,943
Dividends reinvested                                         --         38,475,273                 --
Shares redeemed                                    (559,904,868)      (828,611,395)           (70,873)
                                                ---------------    ---------------    ---------------
Net increase (decrease)                         $  (547,402,023)   $  (762,372,472)   $     1,535,070
                                                ===============    ===============    ===============

                                                         CLASS R SHARES                   CLASS S SHARES
                                                ------------------------------    ------------------------------
                                                    YEAR             YEAR             YEAR             YEAR
                                                    ENDED            ENDED            ENDED            ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2003             2002             2003            2002(2)
                                                -------------    -------------    -------------    -------------
BOND (NUMBER OF SHARES)
Shares sold                                         8,501,280       15,194,847        6,385,067        4,594,043
Dividends reinvested                                1,474,950        3,110,914           93,017          103,425
Shares redeemed                                   (19,495,518)      (8,233,251)      (5,092,213)      (1,031,773)
                                                -------------    -------------    -------------    -------------
Net increase (decrease) in shares outstanding      (9,519,288)      10,072,510        1,385,871        3,665,695
                                                =============    =============    =============    =============
BOND ($)
Shares sold                                     $ 103,976,909    $ 203,392,793    $  80,800,150    $  62,106,540
Dividends reinvested                               20,649,302       41,759,091        1,301,393        1,390,528
Shares redeemed                                  (256,344,288)    (108,669,400)     (62,882,702)     (13,839,450)
                                                -------------    -------------    -------------    -------------
Net increase (decrease)                         $(131,718,077)   $ 136,482,484    $  19,218,841    $  49,657,618
                                                =============    =============    =============    =============

                                                CLASS R SHARES     CLASS R SHARES
                                                ---------------    ---------------
                                                     YEAR               YEAR
                                                    ENDED              ENDED
                                                  DECEMBER 31,       DECEMBER 31,
                                                     2003               2002
                                                ---------------    ---------------
MONEY MARKET (NUMBER OF SHARES)
Shares sold                                         168,980,560        212,328,316
Dividends reinvested                                  1,928,116          4,467,825
Shares redeemed                                    (194,376,129)      (211,631,167)
                                                ---------------    ---------------
Net increase (decrease) in shares outstanding       (23,467,453)         5,164,974
                                                ===============    ===============
MONEY MARKET ($)
Shares sold                                     $ 1,899,695,014    $ 2,748,252,013
Dividends reinvested                                 24,741,578         57,317,722
Shares redeemed                                  (2,226,653,637)    (2,739,754,578)
                                                ---------------    ---------------
Net increase (decrease)                         $  (302,217,045)   $    65,815,157
                                                ===============    ===============

----------
(1) Class S commenced operations on June 11, 2003.
(2) Class S commenced operations of May 3, 2002.

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolios' Board, the following securities have been deemed to be illiquid.

Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolios' net assets, at market value, at time of purchase.

                                                                             INITIAL                                   PERCENT
                                                             PRINCIPAL     ACQUISITION                                 OF NET
PORTFOLIO                     SECURITY                        AMOUNT          DATE          COST           VALUE       ASSETS
---------   ---------------------------------------------   ------------   -----------   ------------   ------------   -------
Money       Money Market Trust, 1.250%, due 02/19/04        $ 18,300,000     02/19/03    $ 18,298,772   $ 18,300,000       1.5%
 Market     Money Market Trust, LLY, 1.220%, due 12/03/04     13,500,000     06/09/02      13,500,000     13,500,000       1.1%
            Money Market Trust, Series A, 1.313%, due
               01/07/05                                       31,400,000     05/15/03      31,400,000     31,400,000       2.5%
            New Castle CDO I Ltd., 1.171%, due 02/24/04       13,900,000     10/23/03      13,900,000     13,900,000       1.1%
                                                                                         ------------   ------------   -------
                                                                                         $ 77,098,772   $ 77,100,000       6.2%
                                                                                         ============   ============   =======

NOTE 11 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Cash collateral for securities loaned. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2003, the Portfolios had securities on loan with the following market values:

                        VALUE OF          VALUE OF
                    SECURITIES LOANED    COLLATERAL
                    -----------------   -------------
Growth              $      43,310,084   $  44,574,839
Small Company              87,686,096      91,692,274
Technology                 17,805,606      18,359,779
Value Opportunity           5,701,200       5,884,027
Balanced                  334,996,396     344,944,815
Growth and Income         962,139,005     994,326,273
Bond                      222,084,541     227,355,932
Money Market               41,775,056      42,605,175

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2003:

                                UNDISTRIBUTED    ACCUMULATED
                                NET INVESTMENT   NET REALIZED
                     PAID-IN      INCOME ON         GAINS
                     CAPITAL     INVESTMENTS       (LOSSES)
                    ---------   --------------   ------------
International       $      --   $       78,222   $    (78,222)
Small Company        (324,559)        (198,952)       523,511
Technology           (570,560)         570,560             --
Balanced                   --        3,913,856     (3,913,856)
Growth and Income    (153,095)           9,916        143,179
Bond                       --       18,768,777    (18,768,777)

The tax composition of dividends and distributions to shareholders was as follows:

                    YEAR ENDED DECEMBER 31, 2003   YEAR ENDED DECEMBER 31, 2002
                    ----------------------------   -----------------------------
                          ORDINARY INCOME                ORDINARY INCOME
                          ---------------                ---------------
International             $       359,173                $        93,596
Small Company                     922,707                      1,576,918
Value Opportunity               1,773,858                        954,601
Balanced                       25,549,292                     14,989,364
Growth and Income                     ---                     38,495,841
Bond                           21,962,645                     43,174,280
Money Market                   24,741,578                     57,317,722

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2003 are as follows:

                                      UNDISTRIBUTED     UNREALIZED     POST-OCTOBER      CAPITAL
                     UNDISTRIBUTED      LONG-TERM      APPRECIATION/      CAPITAL         LOSS           EXPIRATION
                    ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)       LOSS       CARRYFORWARDS         DATES
                    ---------------   -------------   --------------   ------------   --------------   ---------------
International       $       545,405   $          --   $    6,033,217   $        --    $  (31,082,627)        2009-2010
Growth                      265,408              --       23,195,510            --      (213,794,639)        2009-2010
Small Company             1,348,855              --       80,538,898            --       (45,095,976)             2010
Technology                      ---              --       16,945,141            --       (62,043,862)        2008-2011
Value Opportunity         2,068,557              --        4,530,305            --       (40,071,141)             2010
Balanced                 28,837,555              --       88,019,444            --      (179,731,625)             2010
Growth and Income        33,190,956              --      557,309,702            --    (3,066,957,003)        2009-2011
Bond                     83,876,309         932,079       20,650,719       (91,082)               --              2012
Money Market             12,927,121              --          241,654            --        (4,467,999)  2008-2009; 2011

NOTE 13 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also completing an internal review of investment company share trading as well as a review of their policies and procedures in this area. ING will reimburse any ING Portfolio affected by inappropriate late trading or market timing for any improper profits that accrued to any person who engaged in improper frequent or late trading for which ING is responsible.

NOTE 14 -- SUBSEQUENT EVENTS

On December 17, 2003, the Board approved a special meeting of shareholders to be held during the first quarter of 2004 to approve a change in sub-adviser of the Technology Portfolio from AIC Asset Management, LLC to BlackRock Advisors, Inc. ("BlackRock"). Effective January 1, 2004, BlackRock began acting as sub-adviser to the Technology Portfolio under an interim sub-advisory agreement. In connection with the change in sub-adviser, the Board has also approved changes to the name and nonfundamental investment strategy and policies of the Technology Portfolio. The Board has approved the following changes to the Technology Portfolio: (1) a name change to ING Global Science and Technology Portfolio, (2) strategy and policy changes in which the Portfolio will become a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors.

Effective December 29, 2003, the Board approved the following changes to the Value Opportunity Portfolio: (1) a change in the portfolio manager to a team led by William F. Coughlin; (2) a change in investment strategy to align the strategy of the Value Opportunity Portfolio with the new investment team's investment style; and (3) a change in the primary and secondary indices to where the Value Opportunity Portfolio's performance is benchmarked to those that are more representative of the new investment strategy. The new indices will run side-by-side with the current S&P 500 Index for a 12-month period, after which the S&P 500 Index will be dropped.

On December 17, 2003, the Board approved a special meeting of shareholders to be held during the first quarter of 2004 to approve a change in sub-adviser of the Growth and Income Portfolio from ING Aeltus to Wellington Management Company, LLP.

DIVIDENDS. Subsequent to December 31, 2003, Money Market Portfolio declared dividends of:

                  PER SHARE        PAYABLE             RECORD
          TYPE     AMOUNT            DATE               DATE
          ----   -----------   ----------------   ----------------
Class R    NII   $  0.135808   January 29, 2004   January 26, 2004

ING
VP
International
Equity Portfolio                PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 94.0%

                            AUSTRALIA: 4.9%
        41,400              AMP Ltd                                              $      156,276
        35,500              BHP Billiton Ltd.                                           323,131
         9,700              Foodland Associated Ltd.                                    142,243
        77,100              Macquarie Infrastructure Group                              198,261
        52,400              Mayne Group Ltd.                                            129,137
        14,700              National Australia Bank Ltd.                                330,737
        36,600              Rinker Group Ltd                                            181,032
        36,700              Seven Network Ltd.                                          170,116
        12,800              St. George Bank Ltd.                                        188,425
        19,700              TABCorp. Holdings Ltd.                                      166,843
                                                                                 --------------
                                                                                      1,986,201
                                                                                 --------------
                            BELGIUM: 0.9%
        18,000              Fortis                                                      363,106
                                                                                 --------------
                                                                                        363,106
                                                                                 --------------
                            FINLAND: 1.6%
        26,100              Nokia OYJ ADR                                               443,700
        16,400              Stora Enso OYJ                                              222,438
                                                                                 --------------
                                                                                        666,138
                                                                                 --------------
                            FRANCE: 10.9%
         4,500              Accor                                                       203,970
           900              Air Liquide                                                 159,040
        10,600              Alcatel SA                                                  136,716
        39,500      @       Alstom                                                       62,279
         4,500              Aventis SA                                                  298,330
        10,300              AXA                                                         221,383
         8,300              BNP Paribas                                                 524,463
         5,300              Bouygues                                                    185,716
         4,400      @       Cap Gemini SA                                               196,708
        11,100              Credit Agricole SA                                          265,138
         1,000              Groupe Danone                                               163,219
         3,200              Lafarge SA                                                  286,122
         7,500              Peugeot SA                                                  382,560
           900              Pinault-Printemps-Redoute                                    87,241
         3,000              Schneider Electric SA                                       196,668
        10,500              Suez SA                                                     211,871
         3,648              Total SA                                                    676,841
         7,500      @       Vivendi Universal SA                                        182,524
                                                                                 --------------
                                                                                      4,440,789
                                                                                 --------------
                            GERMANY: 6.7%
         7,900              Bayer AG                                                    233,801
        10,700              Commerzbank AG                                              208,790
         8,300              DaimlerChrysler AG                                          385,785
         3,000              Deutsche Boerse AG                                          164,762
        21,800      @       Deutsche Telekom AG                                         396,987
         5,700              E.ON AG                                                     373,644
         4,400              Metro AG                                                    194,989
         5,200      @       MLP AG                                                      102,886
         1,700              SAP AG                                                      282,855
         5,000              Siemens AG                                                  400,831
                                                                                 --------------
                                                                                      2,745,330
                                                                                 --------------
                            GREECE: 0.5%
         7,200              Alpha Bank A.E.                                             218,101
                                                                                 --------------
                                                                                        218,101
                                                                                 --------------
                            HONG KONG: 1.8%
        35,000              Cheung Kong Holdings Ltd.                            $      278,736
       488,000              CITIC International Financial
                              Holdings Ltd.                                             264,432
       112,000              Li & Fung Ltd.                                              192,239
                                                                                 --------------
                                                                                        735,407
                                                                                 --------------
                            ITALY: 2.6%
        10,100              Assicurazioni Generali S.p.A.                               268,172
        26,400              ENI-Ente Nazionale
                              Idrocarburi S.p.A.                                        500,308
        53,300              Unicredito Italiano S.p.A.                                  288,141
                                                                                 --------------
                                                                                      1,056,621
                                                                                 --------------
                            JAPAN: 24.4%
        19,000              Ajinomoto Co., Inc.                                         218,717
         5,700      @       Bandai Co. Ltd.                                             144,296
        13,000              Bridgestone Corp.                                           175,895
         4,000              Canon, Inc.                                                 190,217
         8,200              Chubu Electric Power Co., Inc.                              171,009
        17,000              Dai Nippon Printing Co. Ltd.                                240,103
         8,000              Daikin Industries Ltd.                                      186,006
        35,000              Hitachi Ltd.                                                209,629
         7,000              Ito-Yokado Co. Ltd.                                         222,058
         8,400              JFE Holdings, Inc.                                          230,189
        73,000              Kajima Corp.                                                238,474
         1,100              Keyence Corp.                                               232,364
        17,000              Matsushita Electric
                              Industrial Co. Ltd.                                       236,570
            26              Millea Holdings, Inc.                                       345,005
            48              Mitsubishi Tokyo Financial
                              Group, Inc.                                               374,267
        45,000              Mitsui & Co. Ltd.                                           364,613
            97      @       Mizuho Financial Group, Inc.                                298,711
         1,900              Nidec Corp.                                                 181,956
        48,000              Nippon Yusen Kabushiki Kaisha                               218,216
        39,100              Nissan Motor Co. Ltd.                                       440,966
         3,500              Nitto Denko Corp.                                           187,630
           150              NTT Docomo, Inc.                                            343,006
        58,000              OJI Paper Co. Ltd.                                          375,250
         4,000              Olympus Corp.                                                87,291
        59,000              Osaka Gas Co. Ltd.                                          159,653
        13,000              Sanken Electric Co Ltd                                      182,399
        22,000              Sharp Corp.                                                 348,248
         4,700              Shin-Etsu Chemical Co. Ltd.                                 192,958
        11,000              Shionogi & Co. Ltd.                                         205,395
         2,500              SMC Corp.                                                   311,461
         7,700              Sony Corp.                                                  266,856
            47      @       Sumitomo Mitsui Financial
                              Group, Inc.                                               254,092
         8,900              Suzuki Motor Corp.                                          132,091
        78,000              The Bank of Fukuoka Ltd.                                    328,419
        34,000              Toshiba Corp.                                               129,763
        16,000              Tostem Inax Holding Corp.                                   309,274
        17,800              Toyota Motor Corp.                                          608,825
            49      @       UFJ Holdings Inc.                                           239,085
             8      @       Yahoo Japan Corp.                                           107,985
         6,300              Yamanouchi Pharmaceutical
                              Co. Ltd.                                                  196,481
                                                                                 --------------
                                                                                      9,885,423
                                                                                 --------------
                            LUXEMBOURG: 0.6%
        14,100              Arcelor                                                     246,714
                                                                                 --------------
                                                                                        246,714
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
International
Equity Portfolio    PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            NETHERLANDS: 5.8%
        21,300              Aegon NV                                             $      317,478
         7,200      @       ASML Holding NV                                             144,133
        18,200      @       Koninklijke Ahold NV                                        138,658
         9,200              Koninklijke Philips Electronics NV                          269,145
        20,800              Royal Dutch Petroleum Co.                                 1,089,221
         6,200              Unilever NV ADR                                             405,487
                                                                                 --------------
                                                                                      2,364,122
                                                                                 --------------
                            PORTUGAL: 1.3%
        52,000              Portugal Telecom SGPS SA                                    523,411
                                                                                 --------------
                                                                                        523,411
                                                                                 --------------
                            SINGAPORE: 0.4%
        19,000              DBS Group Holdings Ltd.                                     164,564
                                                                                 --------------
                                                                                        164,564
                                                                                 --------------
                            SPAIN: 1.3%
        26,100              Banco Bilbao Vizcaya
                              Argentaria SA                                             360,488
         2,800              Banco Popular Espanol                                       167,377
                                                                                 --------------
                                                                                        527,865
                                                                                 --------------
                            SWITZERLAND: 8.8%
        30,770      @       ABB Ltd.                                                    155,996
         3,250              Adecco SA                                                   209,868
        10,400              Credit Suisse Group                                         379,444
         1,470              Nestle SA                                                   367,103
        12,680              Novartis AG                                                 580,379
         5,680              Roche Holding AG                                            574,196
         3,500              Stmicroelectronics NV                                        95,041
         4,200              Swiss Reinsurance                                           284,491
         8,300              UBS AG                                                      568,065
         2,582              Zurich Financial Services AG                                373,241
                                                                                 --------------
                                                                                      3,587,824
                                                                                 --------------
                            UNITED KINGDOM: 21.5%
        26,200              Amvescap PLC                                                191,506
        10,600              Anglo American PLC                                          230,450
         8,700              Astrazeneca PLC                                             418,028
       158,433              BP PLC                                                    1,288,281
        48,900              Centrica PLC                                                184,707
        99,600      @       Colt Telecom Group PLC                                      169,133
        23,600              Compass Group PLC                                           160,932
        23,700              Diageo PLC                                                  311,700
        16,500              GlaxoSmithKline PLC ADR                                     769,230
        32,900              HBOS PLC                                                    427,560
        41,400      @       HHG PLC ADR                                                  29,945
        65,500              HSBC Holdings PLC                                         1,031,419
       351,500      @       Invensys PLC                                                114,836
        22,700              LogicaCMG PLC                                               106,324
        52,262              National Grid Transco PLC                                   376,073
        36,500              Prudential PLC                                              309,224
        26,200              Reed Elsevier PLC                                           219,012
        19,403              Royal Bank of Scotland Group PLC                            572,870
        49,800              Sage Group PLC                                              157,231
        74,800      @       Tesco PLC                                                   345,137
       445,941              Vodafone Group PLC                                        1,108,027
        24,700              WPP Group PLC                                               242,386
                                                                                 --------------
                                                                                      8,764,011
                                                                                 --------------
                            Total Common Stock
                              (Cost $31,697,793)                                     38,275,627
                                                                                 --------------
RIGHTS: 0.0%
                            FRANCE: 0.0%
        39,500      @       Alstom                                               $        1,495
                                                                                 --------------
                                                                                          1,495
                                                                                 --------------
                            Total Rights
                              (Cost $16,522)                                              1,495
                                                                                 --------------
WARRANTS: 0.0%
                            FRANCE: 0.0%
        39,500      @       Alstom, Expires 01/09/04                                        498
                                                                                 --------------
                                                                                            498
                                                                                 --------------
                            Total Warrants (Cost $25,816)                                   498
                                                                                 --------------
                            Total Long-Term Investments
                              (Cost $31,740,131)                                     38,277,620
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 5.7%

                REPURCHASE AGREEMENT: 5.7%
$    2,324,000  Morgan Stanley Repurchase
                  Agreement dated 12/31/03, 0.970%, due 01/02/04, $2,324,125 to be received upon repurchase (Collateralized by $2,370,000
                  Federal Home Loan Mortgage Corporation, 0.000%, Market Value
                  $2,371,550, due 09/09/05)                                           2,324,000
                                                                                 --------------
                Total Short-term Investments
                  (Cost $2,324,000)                                                   2,324,000
                                                                                 --------------
                TOTAL INVESTMENTS IN
                  SECURITIES (COST
                  $34,064,131)*                                     99.7%        $   40,601,620
                OTHER ASSETS AND
                 LIABILITIES-NET                                     0.3                132,089
                                                                   -----         --------------
                NET ASSETS                                         100.0%        $   40,733,709
                                                                   =====         ==============

@      Non-income producing security
ADR    American Depositary Receipt
* Cost for federal income tax purposes is $34,574,022. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $    6,456,362
                Gross Unrealized Depreciation                                          (428,764)
                                                                                 --------------
                Net Unrealized Appreciation                                      $    6,027,598
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
VP
International
Equity Portfolio    PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

                                                     PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Advertising                                              0.6%
Auto Manufacturers                                       4.8
Auto Parts and Equipment                                 0.4
Banks                                                   19.1
Beverages                                                0.8
Building Materials                                       2.4
Chemicals                                                1.9
Commercial Services                                      1.9
Computers                                                0.8
Distribution/Wholesale                                   1.4
Diversified Financial Services                           1.2
Electric                                                 2.3
Electrical Components and Equipment                      1.7
Electronics                                              1.2
Engineering and Construction                             1.4
Entertainment                                            0.4
Food                                                     4.9
Food Service                                             0.4
Forest Products and Paper                                1.4
Gas                                                      0.8
Hand/Machine Tools                                       1.7
Home Furnishings                                         1.2
Insurance                                                5.6
Internet                                                 0.3
Iron/Steel                                               1.2
Lodging                                                  0.5
Machinery-Diversified                                    0.2
Media                                                    1.4
Mining                                                   1.4
Miscellaneous Manufacturing                              1.5
Office/Business Equipment                                0.5
Oil and Gas                                              8.6
Pharmaceuticals                                          7.5
Real Estate                                              0.7
Retail                                                   0.8
Semiconductors                                           1.0
Software                                                 1.1
Telecommunications                                       7.6
Toys/Games/Hobbies                                       0.4
Transportation                                           0.5
Water                                                    0.5
Repurchase Agreement                                     5.7
Other Assets and Liabilities, Net                        0.3
                                                       -----
NET ASSETS                                             100.0%
                                                       =====

                 See Accompanying Notes to Financial Statements

ING
VP
Growth
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 98.7%

                            AUTO MANUFACTURERS: 1.6%
        42,900              Paccar, Inc.                                         $    3,651,648
                                                                                 --------------
                                                                                      3,651,648
                                                                                 --------------
                            BEVERAGES: 1.4%
        58,100              Anheuser-Busch Cos., Inc.                                 3,060,708
                                                                                 --------------
                                                                   `                  3,060,708
                                                                                 --------------
                            BIOTECHNOLOGY: 2.8%
        53,272      @       Amgen, Inc.                                               3,292,210
        50,800     @,L      Chiron Corp.                                              2,895,092
                                                                                 --------------
                                                                                      6,187,302
                                                                                 --------------
                            COMMERCIAL SERVICES: 1.1%
        96,000     @,@@     Accenture Ltd.                                            2,526,720
                                                                                 --------------
                                                                                      2,526,720
                                                                                 --------------
                            COMPUTERS: 4.4%
       148,800      @       Dell, Inc.                                                5,053,248
        27,300              Diebold, Inc.                                             1,470,651
       176,800      @       EMC Corp.                                                 2,284,256
        38,800      @       Storage Technology Corp.                                    999,100
                                                                                 --------------
                                                                                      9,807,255
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 2.5%
        66,800              Estee Lauder Cos., Inc.                                   2,622,568
        28,900              Procter & Gamble Co.                                      2,886,532
                                                                                 --------------
                                                                                      5,509,100
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 7.2%
        31,900              American Express Co.                                      1,538,537
        10,700              Bear Stearns Cos., Inc.                                     855,465
        52,600      L       Capital One Financial Corp.                               3,223,854
        41,100              Citigroup, Inc.                                           1,994,994
        17,600      L       Goldman Sachs Group, Inc.                                 1,737,648
        65,900      L       Merrill Lynch & Co., Inc.                                 3,865,035
        50,700              Morgan Stanley                                            2,934,009
                                                                                 --------------
                                                                                     16,149,542
                                                                                 --------------
                            ENGINEERING & CONSTRUCTION: 0.8%
        37,000      @       Jacobs Engineering Group, Inc.                            1,776,370
                                                                                 --------------
                                                                                      1,776,370
                                                                                 --------------
                            ENTERTAINMENT: 1.6%
        71,400              GTECH Holdings Corp.                                      3,533,586
                                                                                 --------------
                                                                                      3,533,586
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 5.5%
        37,900      @@      Alcon, Inc.                                               2,294,466
        63,400      @       Boston Scientific Corp.                                   2,330,584
        46,400      @       Guidant Corp.                                             2,793,280
        41,900      @       St. Jude Medical, Inc.                                    2,570,565
        35,800     @,L      Varian Medical Systems, Inc.                              2,473,780
                                                                                 --------------
                                                                                     12,462,675
                                                                                 --------------
                            HEALTHCARE-SERVICES: 1.0%
        31,100      @       DaVita Inc                                                1,212,900
        16,200      @       Pacificare Health Systems                                 1,095,120
                                                                                 --------------
                                                                                      2,308,020
                                                                                 --------------
                            HOME FURNISHINGS: 0.6%
        16,700              Harman Intl. Industries, Inc.                             1,235,466
                                                                                 --------------
                                                                                      1,235,466
                                                                                 --------------
                            INTERNET: 2.7%
        55,600     @,L      eBay, Inc.                                           $    3,591,204
        54,800     @,L      Yahoo!, Inc.                                              2,475,316
                                                                                 --------------
                                                                                      6,066,520
                                                                                 --------------
                            IRON/STEEL: 0.9%
        52,700     @,L      International Steel Group                                 2,052,665
                                                                                 --------------
                                                                                      2,052,665
                                                                                 --------------
                            MACHINERY-DIVERSIFIED: 1.2%
        43,000              Deere & Co.                                               2,797,150
                                                                                 --------------
                                                                                      2,797,150
                                                                                 --------------
                            MEDIA: 4.4%
        50,600              Clear Channel
                              Communications, Inc.                                    2,369,598
       132,379      @       Hughes Electronics Corp.                                  2,190,872
       223,900              Walt Disney Co.                                           5,223,587
                                                                                 --------------
                                                                                      9,784,057
                                                                                 --------------
                            MINING: 1.5%
        30,800              Alcoa, Inc.                                               1,170,400
        26,200      L       Freeport-McMoRan
                            Copper & Gold, Inc.                                       1,103,806
        15,800      @       Phelps Dodge Corp.                                        1,202,222
                                                                                 --------------
                                                                                      3,476,428
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 9.9%
        27,300      @       3M Co.                                                    2,321,319
        28,197      L       Danaher Corp.                                             2,587,075
        39,100              Eaton Corp.                                               4,222,018
       423,200              General Electric Co.                                     13,110,736
                                                                                 --------------
                                                                                     22,241,148
                                                                                 --------------
                            OIL AND GAS: 2.3%
        29,000              Devon Energy Corp.                                        1,660,540
        55,000    @,@@,L    Nabors Industries Ltd.                                    2,282,500
        25,000      L       Valero Energy Corp.                                       1,158,500
                                                                                 --------------
                                                                                      5,101,540
                                                                                 --------------
                            OIL AND GAS SERVICES: 2.5%
       212,200              Halliburton Co.                                           5,517,200
                                                                                 --------------
                                                                                      5,517,200
                                                                                 --------------
                            PHARMACEUTICALS: 12.3%
       124,300     @,L      Caremark Rx, Inc.                                         3,148,519
       155,300      @       Endo Pharmaceuticals
                              Holdings, Inc.                                          2,991,078
        54,800     @,L      Forest Laboratories, Inc.                                 3,386,640
        82,900     @,L      Gilead Sciences, Inc.                                     4,819,806
       380,980      S       Pfizer, Inc.                                             13,460,022
                                                                                 --------------
                                                                                     27,806,065
                                                                                 --------------
                            RETAIL: 10.2%
        47,900      @       Bed Bath & Beyond, Inc.                                   2,076,465
        64,600     @,L      Chico's FAS, Inc.                                         2,386,970
        95,000              Federated Department Stores                               4,477,350
       140,200              Home Depot, Inc.                                          4,975,698
        64,200              McDonald's Corp.                                          1,594,086
       139,700      L       Wal-Mart Stores, Inc.                                     7,411,085
                                                                                 --------------
                                                                                     22,921,654
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Growth
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            SEMICONDUCTORS: 10.4%

       178,600      @       Applied Materials, Inc.                              $    4,009,570
       344,900              Intel Corp.                                              11,105,780
        85,400              Linear Technology Corp.                                   3,592,778
        26,200     @,L      Qlogic Corp.                                              1,351,920
       115,100              Texas Instruments, Inc.                                   3,381,638
                                                                                 --------------
                                                                                     23,441,686
                                                                                 --------------
                            SOFTWARE: 5.6%
       379,600              Microsoft Corp.                                          10,454,184
        59,600     @,L      Veritas Software Corp.                                    2,214,736
                                                                                 --------------
                                                                                     12,668,920
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.3%
       399,200      @       Cisco Systems, Inc.                                       9,696,568
                                                                                 --------------
                                                                                      9,696,568
                                                                                 --------------
                            Total Common Stock
                              (Cost $192,800,546)                                   221,779,993
                                                                                 --------------
PREFERRED STOCK: 0.0%
                            MEDIA: 0.0%
             4              News Corp. Ltd.                                                 125
                                                                                 --------------
                                                                                            125
                                                                                 --------------
                            Total Preferred Stock
                              (Cost $120)                                                   125
                                                                                 --------------
                            Total-Long Term Investments
                              (Cost $192,800,666)                                   221,780,118
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.8%

                            REPURCHASE AGREEMENT: 1.8%
$    3,949,000              Goldman Sachs Repurchase Agreement
                              dated 12/31/03, 0.990%, due 01/02/04,
                              $3,949,217 to be received upon
                              repurchase (Collateralized by various
                              U.S. Government Agency
                              Obligations, 0.000%-7.125%,
                              Market Value $4,031,904
                              due 02/13/04-01/26/16)                             $    3,949,000
                                                                                 --------------
                            Total Short-term Investments
                              (Cost $3,949,000)                                       3,949,000
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $196,749,666)*                       100.5%        $  225,729,118
                            OTHER ASSETS AND
                              LIABILITIES-NET                       (0.5)            (1,106,774)
                                                                   -----         --------------
                              NET ASSETS                           100.0%        $  224,622,344
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
S      Segregated securities for futures contracts held at December 31, 2003.
* Cost for federal income tax purposes is $202,533,608. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $   24,372,471
                Gross Unrealized Depreciation                                        (1,176,961)
                                                                                 --------------
                Net Unrealized Appreciation                                      $   23,195,510
                                                                                 ==============

Information concerning long open futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION    UNREALIZED
                CONTRACTS      VALUE         DATE          GAIN
                ---------------------------------------------------
LONG CONTRACT
S&P 500 Index       8      $  2,221,200    Mar-04      $  48,288
                           ------------                ---------
                           $  2,221,200                $  48,288
                           ============                =========

                 See Accompanying Notes to Financial Statements

ING
VP
Small
Company Portfolio               PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 95.1%

                            AEROSPACE/DEFENSE: 0.7%
        95,000      @       United Defense Industries, Inc.                      $    3,028,600
                                                                                 --------------
                                                                                      3,028,600
                                                                                 --------------
                            AGRICULTURE: 1.0%
       192,000      L       Delta & Pine Land Co.                                     4,876,800
                                                                                 --------------
                                                                                      4,876,800
                                                                                 --------------
                            AIRLINES: 1.4%
       180,400     @,L      AMR Corp.                                                 2,336,180
       254,250     @,L      Continental Airlines, Inc.                                4,136,648
                                                                                 --------------
                                                                                      6,472,828
                                                                                 --------------
                            APPAREL: 0.6%
       160,000     @,L      Quiksilver, Inc.                                          2,836,800
                                                                                 --------------
                                                                                      2,836,800
                                                                                 --------------
                            BANKS: 2.9%
        60,000              Chittenden Corp.                                          2,018,400
       139,900              Greater Bay BanCorp.                                      3,984,352
         9,027              IBERIABANK Corp                                             532,593
        93,000              Local Financial Corp.                                     1,938,120
        68,700      L       Provident Bankshares Corp.                                2,022,528
        75,950      @@      R&G Financial Corp.                                       3,022,810
                                                                                 --------------
                                                                                     13,518,803
                                                                                 --------------
                            BIOTECHNOLOGY: 1.2%
        31,500      @       Martek Biosciences Corp.                                  2,046,555
        64,000     @,L      Myogen Inc                                                  915,200
       107,500      @       Telik, Inc.                                               2,473,575
                                                                                 --------------
                                                                                      5,435,330
                                                                                 --------------
                            CHEMICALS: 1.2%
       116,600     @,L      Cabot Microelectronics Corp.                              5,713,400
                                                                                 --------------
                                                                                      5,713,400
                                                                                 --------------
                            COMMERCIAL SERVICES: 2.1%
        32,000      @       Advisory Board Co.                                        1,117,120
        82,400      @       Corinthian Colleges, Inc.                                 4,578,144
       159,200              Gevity HR Inc                                             3,540,608
        24,100      @       LECG Corp                                                   551,649
                                                                                 --------------
                                                                                      9,787,521
                                                                                 --------------
                            COMPUTERS: 7.0%
       107,300     @,L      CACI Intl., Inc.                                          5,216,926
       159,000      @       Electronics For Imaging                                   4,137,180
       179,200     @,L      Hutchinson Technology, Inc.                               5,508,607
       128,000     @,L      Intergraph Corp.                                          3,061,760
       291,500      @       Lexar Media, Inc.                                         5,080,845
       162,000     @,L      Manhattan Associates, Inc.                                4,477,680
        51,000      @       Merge Technologies Inc                                      899,640
        95,300              MTS Systems Corp                                          1,832,619
        25,000      @       SI International Inc                                        488,750
        63,450              Talx Corp.                                                1,461,254
                                                                                 --------------
                                                                                     32,165,261
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 2.9%
        76,700     @,L      Affiliated Managers Group                                 5,337,553
       224,000      @       Investment Technology
                              Group, Inc.                                             3,617,600
       320,000     @,L      Knight Trading Group Inc                                  4,684,800
                                                                                 --------------
                                                                                     13,639,953
                                                                                 --------------
                            ELECTRICAL COMPONENTS & EQUIPMENT: 1.4%
        87,700              Ametek, Inc.                                         $    4,232,402
       115,600      @       Rayovac Corp.                                             2,421,820
                                                                                 --------------
                                                                                      6,654,222
                                                                                 --------------
                            ELECTRONICS: 4.8%
        38,200              Analogic Corp.                                            1,566,200
       192,000      @       Benchmark Electronics, Inc.                               6,683,520
       186,100      @       Checkpoint Systems, Inc.                                  3,519,151
        85,450      @       Itron, Inc.                                               1,568,862
         9,500     @,L      NVE Corp                                                    487,350
        76,150      @       Photon Dynamics, Inc.                                     3,064,276
        10,500     @,L      Taser International Inc                                     864,885
       127,400      @       Trimble Navigation Ltd.                                   4,744,376
                                                                                 --------------
                                                                                     22,498,620
                                                                                 --------------
                            ENERGY-ALTERNATE SOURCES: 0.9%
       224,000      @       Headwaters, Inc.                                          4,394,880
                                                                                 --------------
                                                                                      4,394,880
                                                                                 --------------
                            ENGINEERING & CONSTRUCTION: 1.8%
       153,600      @@      Chicago Bridge & Iron
                              Co NV ADR                                               4,439,040
       166,400      @       URS Corp.                                                 4,161,664
                                                                                 --------------
                                                                                      8,600,704
                                                                                 --------------
                            ENTERTAINMENT: 1.4%
       256,050      @       Alliance Gaming Corp.                                     6,311,633
                                                                                 --------------
                                                                                      6,311,633
                                                                                 --------------
                            FOOD: 1.1%
       159,950      @       Hain Celestial Group, Inc.                                3,712,440
       116,900      @       Wild Oats Markets Inc                                     1,511,517
                                                                                 --------------
                                                                                      5,223,957
                                                                                 --------------
                            FOREST PRODUCTS & PAPER: 1.6%
       416,000     @,L      Louisiana-Pacific Corp.                                   7,438,080
                                                                                 --------------
                                                                                      7,438,080
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 1.8%
       107,400              Cyberonics, Inc.                                          3,437,874
        56,000              Encore Medical Corp                                         456,400
       152,550      @       Wright Medical Group, Inc.                                4,643,622
                                                                                 --------------
                                                                                      8,537,896
                                                                                 --------------
                            HEALTHCARE-SERVICES: 2.8%
       134,000      @       Kindred Healthcare Inc                                    6,965,320
        42,200      @       Psychiatric Solutions, Inc.                                 881,980
       312,500              Select Medical Corp.                                      5,087,500
                                                                                 --------------
                                                                                     12,934,800
                                                                                 --------------
                            HOME BUILDERS: 1.5%
       143,800              Standard-Pacific Corp.                                    6,981,490
                                                                                 --------------
                                                                                      6,981,490
                                                                                 --------------
                            HOUSEHOLD PRODUCTS/WARES: 0.5%
        88,400      @       Central Garden And Pet Co.                                2,477,852
                                                                                 --------------
                                                                                      2,477,852
                                                                                 --------------
                            INSURANCE: 2.2%
       222,900      L       Amerus Group Co.                                          7,794,813
        44,800              Landamerica Financial
                              Group, Inc.                                             2,341,248
                                                                                 --------------
                                                                                     10,136,061
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Small
Company Portfolio   PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            INTERNET: 2.9%
        50,500     @,L      Ask Jeeves                                           $      915,060
       128,000      @       Covad Communications
                              Group Inc                                                 460,800
        15,400      @       Equinix Inc                                                 434,280
       129,500      @       Lionbridge Technologies                                   1,244,495
       241,550              Netbank, Inc.                                             3,224,693
       125,800      @       Netegrity, Inc.                                           1,296,998
       288,000     @,L      Webex Communications, Inc.                                5,788,800
                                                                                 --------------
                                                                                     13,365,126
                                                                                 --------------
                            LEISURE TIME: 0.5%
       160,050     @,L      K2, Inc.                                                  2,434,361
                                                                                 --------------
                                                                                      2,434,361
                                                                                 --------------
                            LODGING: 0.1%
        70,100      @       Interstate Hotels & Resorts Inc                             375,035
                                                                                 --------------
                                                                                        375,035
                                                                                 --------------
                            MACHINERY-CONSTRUCTION & MINING: 1.2%
       193,600      @       Terex Corp.                                               5,513,728
                                                                                 --------------
                                                                                      5,513,728
                                                                                 --------------
                            MACHINERY-DIVERSIFIED: 2.1%
        96,000              Briggs & Stratton                                         6,470,400
        25,900      L       Middleby Corp                                             1,048,173
       139,900              Wabtec Corp                                               2,383,896
                                                                                 --------------
                                                                                      9,902,469
                                                                                 --------------
                            MEDIA: 1.8%
       256,000      @       Cumulus Media, Inc.                                       5,632,000
        63,150              Liberty Corp.                                             2,853,749
                                                                                 --------------
                                                                                      8,485,749
                                                                                 --------------
                            OIL AND GAS: 4.7%
       158,900      @       Denbury Resources, Inc.                                   2,210,299
       153,600      @       Newfield Exploration Co.                                  6,841,343
        79,450      @       Nuevo Energy Co.                                          1,920,307
       126,200              Patina Oil & Gas Corp.                                    6,182,538
       195,644      @       Southwestern Energy Co.                                   4,675,892
                                                                                 --------------
                                                                                     21,830,379
                                                                                 --------------
                            PHARMACEUTICALS: 7.3%
       208,500      @       Alkermes, Inc.                                            2,814,750
       109,700     @,L      Amylin Pharmaceuticals, Inc.                              2,437,534
       111,200     @,@@     Angiotech Pharmaceuticals, Inc.                           5,115,199
        89,600      L       Eon Labs Inc                                              4,565,120
       134,100     @,L      Ilex Oncology, Inc.                                       2,849,625
       115,000     @,L      Medicines Co.                                             3,387,900
        87,600     @,L      MGI Pharma, Inc.                                          3,604,740
       134,400     @,L      NPS Pharmaceuticals, Inc.                                 4,131,456
        55,900     @,L      OSI Pharmaceuticals Inc                                   1,800,539
       153,600      @       Vicuron Pharmaceuticals Inc                               2,864,640
                                                                                 --------------
                                                                                     33,571,503
                                                                                 --------------
                            REAL ESTATE: 7.1%
       111,300              Alexandria Real Estate
                              Equities, Inc.                                          6,444,269
        47,600              CBL & Associates Properties, Inc.                         2,689,400
       119,800              Corporate Office Properties
                              Trust Sbi MD                                            2,515,800
       230,400     @,L      Felcor Lodging Trust, Inc.                                2,552,832
       107,200              Newcastle Investment Corp.                                2,905,120
        56,300              Pennsylvania Real Estate
                              Investment Trust                                   $    2,043,690
       242,550              Reckson Associates Realty Corp.                           5,893,965
        39,800      L       Rgency Centers Corp.                                      1,586,030
        95,600              SL Green Realty Corp.                                     3,924,380
        71,550              Washington Real Estate
                              Investment Trust                                        2,089,260
                                                                                 --------------
                                                                                     32,644,746
                                                                                 --------------
                            RETAIL: 4.3%
       320,000              Claire's Stores, Inc.                                     6,028,800
        96,000     @,L      Electronics Boutique
                              Holdings Corp.                                          2,197,440
       256,000     @,L      Hollywood Entertainment Corp                              3,520,000
       128,000      @       Men's Wearhouse, Inc.                                     3,201,280
       278,650      @       Movie Gallery, Inc.                                       5,205,182
                                                                                 --------------
                                                                                     20,152,702
                                                                                 --------------
                            SAVINGS AND LOANS: 4.3%
       146,400              Commercial Federal Corp.                                  3,910,344
        31,300              Connecticut Bancshares, Inc.                              1,613,202
       222,700              First Niagara Financial Group Inc                         3,320,457
        38,400      @       Firstfed Financial Corp.                                  1,670,400
       182,300              Staten Island Bancorp, Inc.                               4,101,750
        75,600      L       Waypoint Financial Corp.                                  1,639,764
        86,800              WSFS Financial Corp.                                      3,892,980
                                                                                 --------------
                                                                                     20,148,897
                                                                                 --------------
                            SEMICONDUCTORS: 3.7%
       224,200      @       Axcelis Technologies, Inc.                                2,291,324
       380,000      @       Cirrus Logic, Inc.                                        2,914,600
        38,000      @       Nanometrics, Inc.                                           558,980
       176,100      @       Power Integrations, Inc.                                  5,892,306
       115,200     @,L      Rudolph Technologies, Inc.                                2,827,008
        97,200      @       Veeco Instruments, Inc.                                   2,741,040
                                                                                 --------------
                                                                                     17,225,258
                                                                                 --------------
                            SOFTWARE: 5.8%
       308,150      @       Activision, Inc.                                          5,608,329
       105,500      @       Avid Technology, Inc.                                     5,064,000
        16,700      @       Callidus Software Inc                                       295,423
       113,600     @,L      Evolving Systems, Inc.                                    1,510,880
        82,500      @       Progress Software Corp.                                   1,687,950
       102,400      @       Serena Software, Inc.                                     1,879,040
       194,400      @       Sybase, Inc.                                              4,000,752
       116,200      @       Take-Two Interactive
                              Software, Inc.                                          3,347,722
       203,150     @,L      THQ, Inc.                                                 3,435,267
                                                                                 --------------
                                                                                     26,829,363
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.5%
       576,000     @,L      Adaptec, Inc.                                             5,086,080
       168,400     @,L      Advanced Fibre Communication                              3,393,260
        52,800     @,L      Aspect Communications Corp.                                 832,128
        63,000      @       Interdigital
                              Communications Corp.                                    1,300,320
        63,700     @,L      Intrado, Inc.                                             1,398,215
        63,700     @,L      Plantronics, Inc.                                         2,079,805
       435,200     @,L      RF Micro Devices, Inc.                                    4,373,760
       145,900              Western Wireless Corp                                     2,678,724
                                                                                 --------------
                                                                                     21,142,292
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Small
Company Portfolio   PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            TOYS/GAMES/HOBBIES: 0.4%
        67,200     @,L      Leapfrog Enterprises, Inc.                           $    1,782,816
                                                                                 --------------
                                                                                      1,782,816
                                                                                 --------------
                            TRANSPORTATION: 1.6%
        89,600      @       Landstar System, Inc.                                     3,408,384
        96,000     @,L      Overnite Corp                                             2,184,000
        98,100      @       Sirva Inc                                                 1,916,874
                                                                                 --------------
                                                                                      7,509,258
                                                                                 --------------
                            Total Common Stock
                              (Cost $361,792,464)                                   442,579,173
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 4.3%

                      REPURCHASE AGREEMENT: 4.3%
$   19,852,000      S Morgan Stanley Repurchase
                        Agreement dated 12/31/03,
                        0.970%, due 01/02/04,
                        $19,853,070 to be received upon
                        repurchase (Collateralized by
                        $20,240,000 Federal Home Loan
                        Mortgage Corporation, 0.000%,
                        Market Value $20,253,240,
                        due 09/09/05)                                                19,852,000
                                                                                 --------------
                    Total Short-term Investments
                      (Cost $19,852,000)                                             19,852,000
                                                                                 --------------
                    TOTAL INVESTMENTS IN
                      SECURITIES (COST
                      $381,644,464)*                                99.4%        $  462,431,173
                    OTHER ASSETS AND
                      LIABILITIES-NET                                0.6              2,637,421
                                                                   -----         --------------
                    NET ASSETS                                     100.0%        $  465,068,594
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
S      Segregated securities for futures contracts held at December 31, 2003.
* Cost for federal income tax purposes is $381,892,275. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $   87,099,748
                Gross Unrealized Depreciation                                        (6,560,850)
                                                                                 --------------
                Net Unrealized Appreciation                                      $   80,538,898
                                                                                 ==============

Information concerning open long futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION    UNREALIZED
                CONTRACTS      VALUE         DATE          GAIN
                ---------------------------------------------------
LONG CONTRACT
Russell 2000 Index  35     $  9,751,000    Mar-04      $  231,327
                           ------------                ----------
                           $  9,751,000                $  231,327
                           ============                ==========

                 See Accompanying Notes to Financial Statements

ING
VP
Technology
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 97.8%

                            COMPUTERS: 15.1%
        35,650     @,L      Affiliated Computer Services, Inc.                   $    1,941,499
           700      @       Anteon Intl. Corp.                                           25,235
        63,000     @,L      Computer Sciences Corp.                                   2,786,490
        99,750      @       Dell, Inc.                                                3,387,510
       180,300      @       EMC Corp.                                                 2,329,476
       118,100              Hewlett-Packard Co.                                       2,712,757
        17,400      @       International Business
                            Machines Corp.                                            1,612,632
                                                                                 --------------
                                                                                     14,795,599
                                                                                 --------------
                            DISTRIBUTION/WHOLESALE: 3.1%
        52,200      L       CDW Corp.                                                 3,015,072
                                                                                 --------------
                                                                                      3,015,072
                                                                                 --------------
                            ELECTRONICS: 5.9%
       247,500     @@,L     Flextronics Intl. Ltd.                                    3,672,900
       167,800     @,L      Sanmina-SCI Corp.                                         2,115,958
                                                                                 --------------
                                                                                      5,788,858
                                                                                 --------------
                            INTERNET: 6.8%
        42,800     @,L      eBay, Inc.                                                2,764,452
        84,900     @,L      Yahoo!, Inc.                                              3,834,933
                                                                                 --------------
                                                                                      6,599,385
                                                                                 --------------
                            RETAIL: 3.1%
        58,775              Best Buy Co., Inc.                                        3,070,406
                                                                                 --------------
                                                                                      3,070,406
                                                                                 --------------
                            SEMICONDUCTORS: 44.2%
       143,300     @,L      Altera Corp.                                              3,252,910
        94,200     @,L      Amkor Technology, Inc.                                    1,715,382
        49,650      @       Analog Devices, Inc.                                      2,266,523
       170,900      @       Applied Materials, Inc.                                   3,836,705
       125,450              Intel Corp.                                               4,039,490
        63,900     @,L      Kla-Tencor Corp.                                          3,749,013
       154,250      @       Lam Research Corp.                                        4,982,274
       141,750     @,L      Micron Technology, Inc.                                   1,909,373
        88,000     @,L      Novellus Systems, Inc.                                    3,700,400
        47,000     @,L      Qlogic Corp.                                              2,425,200
       109,200      @@      Stmicroelectronics NV ADR                                 2,949,492
       234,808     @,@@     Taiwan Semiconductor
                              Manufacturing Co. Ltd. ADR                              2,404,434
        96,250              Texas Instruments, Inc.                                   2,827,825
        78,700     @,L      Xilinx, Inc.                                              3,048,838
                                                                                 --------------
                                                                                     43,107,859
                                                                                 --------------
                            SOFTWARE: 14.9%
        88,700      L       Computer Associates Intl., Inc.                           2,425,058
        42,000      @       Electronic Arts, Inc.                                     2,006,760
        18,550              First Data Corp.                                            762,220
        51,550      @       Intuit, Inc.                                              2,727,511
       132,000              Microsoft Corp.                                           3,635,279
       229,700      @       Oracle Corp.                                              3,032,040
                                                                                 --------------
                                                                                     14,588,868
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.7%
       188,600      @       Cisco Systems, Inc.                                  $    4,581,094
                                                                                 --------------
                                                                                      4,581,094
                                                                                 --------------
                            Total Common Stock
                              (Cost $77,922,398)                                     95,547,141
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $77,922,398)*                         97.8%        $   95,547,141
                            OTHER ASSETS AND
                              LIABILITIES-NET                        2.2              2,195,337
                                                                   -----         --------------
                            NET ASSETS                             100.0%        $   97,742,478
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is $78,602,000. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $   17,588,142
                Gross Unrealized Depreciation                                          (643,001)
                                                                                 --------------
                Net Unrealized Appreciation                                      $   16,945,141
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
VP Value
Opportunity
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 94.5%

                            AEROSPACE/DEFENSE: 3.0%
        85,700              General Dynamics Corp.                               $    7,746,423
                                                                                 --------------
                                                                                      7,746,423
                                                                                 --------------
                            AGRICULTURE: 3.0%
       142,200              Altria Group, Inc.                                        7,738,524
                                                                                 --------------
                                                                                      7,738,524
                                                                                 --------------
                            APPAREL: 1.5%
        56,800              Nike, Inc.                                                3,888,528
                                                                                 --------------
                                                                                      3,888,528
                                                                                 --------------
                            BANKS: 6.0%
        96,100      L       Bank of America Corp.                                     7,729,323
       131,200              Wells Fargo & Co.                                         7,726,368
                                                                                 --------------
                                                                                     15,455,691
                                                                                 --------------
                            BUILDING MATERIALS: 1.5%
       138,500              Masco Corp.                                               3,796,285
                                                                                 --------------
                                                                                      3,796,285
                                                                                 --------------
                            CHEMICALS: 4.0%
       155,300              Dow Chemical Co.                                          6,455,821
       101,700              Praxair, Inc.                                             3,884,940
                                                                                 --------------
                                                                                     10,340,761
                                                                                 --------------
                            COMPUTERS: 2.5%
       279,700              Hewlett-Packard Co.                                       6,424,709
                                                                                 --------------
                                                                                      6,424,709
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 2.0%
        87,600              Kimberly-Clark Corp.                                      5,176,284
                                                                                 --------------
                                                                                      5,176,284
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 14.3%
       133,000              Citigroup, Inc.                                           6,455,820
       139,000              Fannie Mae                                               10,433,340
        89,500              Freddie Mac                                               5,219,640
       153,900              Merrill Lynch & Co., Inc.                                 9,026,235
       109,900              Morgan Stanley                                            6,359,913
                                                                                 --------------
                                                                                     37,494,948
                                                                                 --------------
                            ELECTRICAL COMPONENTS AND EQUIPMENT: 3.0%
       120,200              Emerson Electric Co.                                      7,782,950
                                                                                 --------------
                                                                                      7,782,950
                                                                                 --------------
                            ELECTRONICS: 3.5%
       309,300      @@      Koninklijke Philips
                              Electronics NV ADR                                      8,997,537
                                                                                 --------------
                                                                                      8,997,537
                                                                                 --------------
                            FOOD: 4.5%
       126,000      @@      Nestle SA ADR                                             7,884,450
        60,400      @@      Unilever NV ADR                                           3,919,960
                                                                                 --------------
                                                                                     11,804,410
                                                                                 --------------
                            FOREST PRODUCTS AND PAPER: 2.0%
       120,500              International Paper Co.                              $    5,194,755
                                                                                 --------------
                                                                                      5,194,755
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 2.0%
       102,300              Beckman Coulter, Inc.                                     5,199,909
                                                                                 --------------
                                                                                      5,199,909
                                                                                 --------------
                            HEALTHCARE-SERVICES: 3.0%
        72,300              Quest Diagnostics                                         5,285,853
       160,700      @       Tenet Healthcare Corp.                                    2,579,235
                                                                                 --------------
                                                                                      7,865,088
                                                                                 --------------
                            INSURANCE: 6.7%
       117,900              American Intl. Group                                      7,814,412
        85,100              John Hancock Financial
                              Services, Inc.                                          3,191,250
       191,700              Metlife, Inc.                                             6,454,539
                                                                                 --------------
                                                                                     17,460,201
                                                                                 --------------
                            MEDIA: 2.5%
        72,400              Gannett Co., Inc.                                         6,455,184
                                                                                 --------------
                                                                                      6,455,184
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 3.0%
       233,400              Honeywell Intl., Inc.                                     7,802,562
                                                                                 --------------
                                                                                      7,802,562
                                                                                 --------------
                            OIL AND GAS: 14.0%
        63,000              Apache Corp.                                              5,109,300
       184,000      @@      BP PLC ADR                                                9,080,400
       106,200              ChevronTexaco Corp.                                       9,174,618
       190,600              Exxon Mobil Corp.                                         7,814,600
        99,400      @@      Royal Dutch Petroleum
                              Co. ADR                                                 5,207,566
                                                                                 --------------
                                                                                     36,386,484
                                                                                 --------------
                            PHARMACEUTICALS: 3.5%
       137,700              Bristol-Myers Squibb Co.                                  3,938,220
       112,400              Merck & Co., Inc.                                         5,192,880
                                                                                 --------------
                                                                                      9,131,100
                                                                                 --------------
                            RETAIL: 2.0%
       210,300              McDonald's Corp.                                          5,221,749
                                                                                 --------------
                                                                                      5,221,749
                                                                                 --------------
                            SAVINGS AND LOANS: 3.0%
       192,900              Washington Mutual, Inc.                                   7,739,148
                                                                                 --------------
                                                                                      7,739,148
                                                                                 --------------
                            TELECOMMUNICATIONS: 4.0%
       200,200              SBC Communications, Inc.                                  5,219,214
       149,500              Verizon Communications, Inc.                              5,244,460
                                                                                 --------------
                                                                                     10,463,674
                                                                                 --------------
                            Total Common Stock
                              (Cost $239,992,156)                                   245,566,904
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
Value
Opportunity
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.6%

                            REPURCHASE AGREEMENT: 1.6%
$    4,066,000              Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $4,066,224 to be received upon
                              repurchase (Collateralized by
                              various U.S. Government Agency
                              Obligations, 0.000%-7.875%,
                              Market Value $4,161,585
                              due 04/15/04-02/15/23)                             $    4,066,000
                                                                                 --------------
                            Total Short-term Investments
                              (Cost $4,066,000)                                       4,066,000
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $244,058,156)*                        96.1%        $  249,632,904
                            OTHER ASSETS AND
                              LIABILITIES-NET                        3.9             10,091,241
                                                                   -----         --------------
                            NET ASSETS                             100.0%        $  259,724,145
                                                                   =====         ==============

@      Non-income producing security
@@     Foreign Issuer
ADR    American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is $245,102,599. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                                    $    5,170,465
                Gross Unrealized Depreciation                                          (640,160)
                                                                                 --------------
                Net Unrealized Appreciation                                      $    4,530,305
                                                                                 ==============

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 58.7%

                            ADVERTISING: 0.3%
        43,300              Omnicom Group                                        $    3,781,389
                                                                                 --------------
                                                                                      3,781,389
                                                                                 --------------
                            AEROSPACE/DEFENSE: 0.8%
        53,850      L       Boeing Co.                                                2,269,239
        56,000      L       Rockwell Collins, Inc.                                    1,681,680
        75,800              United Technologies Corp.                                 7,183,566
                                                                                 --------------
                                                                                     11,134,485
                                                                                 --------------
                            AGRICULTURE: 0.7%
       128,550      L       Altria Group, Inc.                                        6,995,691
        78,100              Monsanto Co.                                              2,247,718
         6,675      L       RJ Reynolds Tobacco
                              Holdings, Inc.                                            388,151
                                                                                 --------------
                                                                                      9,631,560
                                                                                 --------------
                            AIRLINES: 0.2%
        38,350     @,L      Alaska Air Group, Inc.                                    1,046,572
        91,525      @       Frontier Airlines, Inc.                                   1,305,146
                                                                                 --------------
                                                                                      2,351,718
                                                                                 --------------
                            APPAREL: 0.6%
        62,175              Liz Claiborne, Inc.                                       2,204,726
        57,000      L       Nike, Inc.                                                3,902,220
        50,525      L       Reebok Intl. Ltd.                                         1,986,643
                                                                                 --------------
                                                                                      8,093,589
                                                                                 --------------
                            AUTO MANUFACTURERS: 0.7%
       314,250      L       Ford Motor Co.                                            5,028,000
        33,950      L       General Motors Corp.                                      1,812,930
        35,050      L       Paccar, Inc.                                              2,983,456
                                                                                 --------------
                                                                                      9,824,386
                                                                                 --------------
                            AUTO PARTS AND EQUIPMENT: 0.2%
       142,500              Delphi Corp.                                              1,454,925
        90,875      @       Dura Automotive Systems, Inc.                             1,160,474
                                                                                 --------------
                                                                                      2,615,399
                                                                                 --------------
                            BANKS: 3.3%
       165,400      L       Bank of America Corp.                                    13,303,121
        72,300              Bank One Corp.                                            3,296,157
       164,150              Fremont General Corp.                                     2,775,777
       109,475              Hibernia Corp.                                            2,573,757
        99,250              SouthTrust Corp.                                          3,248,453
       116,600              US Bancorp                                                3,472,348
       185,850              Wachovia Corp.                                            8,658,751
       106,850              Wells Fargo & Co.                                         6,292,396
        28,900              Zions Bancorporation                                      1,772,437
                                                                                 --------------
                                                                                     45,393,197
                                                                                 --------------
                            BEVERAGES: 0.9%
       155,100              Coca-Cola Co.                                             7,871,325
       106,950              PepsiCo, Inc.                                             4,986,009
                                                                                 --------------
                                                                                     12,857,334
                                                                                 --------------
                            BIOTECHNOLOGY: 0.9%
        17,250     @,L      Alexion Pharmaceuticals, Inc.                               293,595
        78,550      @       Amgen, Inc.                                               4,854,390
       142,775      @       Applera Corp - Celera
                              Genomics Group                                          1,986,000
        49,200     @,L      Geron Corp.                                                 490,524
        99,025      @       Intermune, Inc.                                      $    2,293,419
        27,925     @,L      Invitrogen Corp.                                          1,954,750
                                                                                 --------------
                                                                                     11,872,678
                                                                                 --------------
                            CHEMICALS: 0.5%
        59,900              Dow Chemical Co.                                          2,490,043
        45,300      L       Engelhard Corp.                                           1,356,735
       165,225     @,L      Hercules, Inc.                                            2,015,745
        26,075      L       Sigma-Aldrich Corp.                                       1,490,969
                                                                                 --------------
                                                                                      7,353,492
                                                                                 --------------
                            COMMERCIAL SERVICES: 1.1%
       216,700     @,L      Cendant Corp.                                             4,825,909
        29,775     @,L      Corporate Executive Board Co.                             1,389,599
        55,600              H&R Block, Inc.                                           3,078,572
       100,400      L       Paychex, Inc.                                             3,734,880
        83,575      @       Rent-A-Center, Inc.                                       2,497,221
                                                                                 --------------
                                                                                     15,526,181
                                                                                 --------------
                            COMPUTERS: 2.4%
       108,300     @,L      Apple Computer, Inc.                                      2,314,371
       163,450     @,L      Dell, Inc.                                                5,550,762
       428,700     @,L      EMC Corp.                                                 5,538,804
       188,750              Hewlett-Packard Co.                                       4,335,588
       104,400              International Business
                              Machines Corp.                                          9,675,791
        40,250     @,L      Lexmark Intl., Inc.                                       3,165,260
        95,750     @,L      Network Appliance, Inc.                                   1,965,748
        56,150     @,L      PalmOne, Inc.                                               659,763
                                                                                 --------------
                                                                                     33,206,087
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 1.0%
       172,200              Gillette Co.                                              6,324,906
        78,350              Procter & Gamble Co.                                      7,825,598
                                                                                 --------------
                                                                                     14,150,504
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 5.4%
        45,600     @,L      Affiliated Managers Group                                 3,173,304
        82,550              American Express Co.                                      3,981,387
        28,100      L       Bear Stearns Cos., Inc.                                   2,246,595
        61,500      L       Capital One Financial Corp.                               3,769,335
       320,100              Citigroup, Inc.                                          15,537,653
        49,200              Countrywide Financial Corp.                               3,731,820
        66,425              Doral Financial Corp.                                     2,144,199
        62,600      L       Fannie Mae                                                4,698,756
       268,400              JP Morgan Chase & Co.                                     9,858,331
        59,150              Lehman Brothers Holdings, Inc.                            4,567,563
       139,600      L       Merrill Lynch & Co., Inc.                                 8,187,540
       151,550              Morgan Stanley                                            8,770,199
        61,600              New Century Financial Corp.                               2,443,672
        83,200      @       Providian Financial Corp.                                   968,448
                                                                                 --------------
                                                                                     74,078,802
                                                                                 --------------
                            ELECTRIC: 1.7%
       183,950      @       AES Corp.                                                 1,736,488
        98,850      L       Centerpoint Energy, Inc.                                    957,857
        51,300              Constellation Energy Group, Inc.                          2,008,908
        19,950      L       Dominion Resources, Inc.                                  1,273,409
       159,425              DPL, Inc.                                                 3,328,793
       109,950              Edison Intl.                                              2,411,204
        14,550              Entergy Corp.                                               831,242
        73,300              Exelon Corp.                                              4,864,187
        53,575      L       Great Plains Energy, Inc.                                 1,704,757

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            ELECTRIC (CONTINUED)
        46,400              Southern Co.                                         $    1,403,600
        99,700      L       TXU Corp.                                                 2,364,884
                                                                                 --------------
                                                                                     22,885,329
                                                                                 --------------
                            ELECTRICAL COMPONENTS AND EQUIPMENT: 0.1%
        25,950              Emerson Electric Co.                                      1,680,263
                                                                                 --------------
                                                                                      1,680,263
                                                                                 --------------
                            ELECTRONICS: 0.5%
        41,525      @       Benchmark Electronics, Inc.                               1,445,485
        48,900     @,L      Fisher Scientific Intl.                                   2,022,993
        87,650      @       Itron, Inc.                                               1,609,254
       146,700     @,L      Sanmina-SCI Corp.                                         1,849,887
                                                                                 --------------
                                                                                      6,927,619
                                                                                 --------------
                            ENGINEERING AND CONSTRUCTION: 0.1%
        33,575              Granite Construction, Inc.                                  788,677
                                                                                 --------------
                                                                                        788,677
                                                                                 --------------
                            ENTERTAINMENT: 0.3%
        83,350      @       Alliance Gaming Corp.                                     2,054,578
        35,125      L       GTECH Holdings Corp.                                      1,738,336
                                                                                 --------------
                                                                                      3,792,914
                                                                                 --------------
                            FOOD: 0.3%
       149,650      L       Conagra Foods, Inc.                                       3,949,264
                                                                                 --------------
                                                                                      3,949,264
                                                                                 --------------
                            FOREST PRODUCTS AND PAPER: 0.5%
        74,900      L       Georgia-Pacific Corp.                                     2,297,183
       131,350      @       Louisiana-Pacific Corp.                                   2,348,538
        53,575              Rayonier, Inc.                                            2,223,898
                                                                                 --------------
                                                                                      6,869,619
                                                                                 --------------
                            GAS: 0.1%
        64,675      L       Oneok, Inc.                                               1,428,024
                                                                                 --------------
                                                                                      1,428,024
                                                                                 --------------
                            HAND/MACHINE TOOLS: 0.0%
        20,200      L       Snap-On, Inc.                                               651,248
                                                                                 --------------
                                                                                        651,248
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 1.6%
       156,250      @       Boston Scientific Corp.                                   5,743,750
        75,350      L       Guidant Corp.                                             4,536,070
       182,250              Johnson & Johnson                                         9,415,035
         4,775     @,L      Patterson Dental Co.                                        306,364
        34,300      @       Respironics, Inc.                                         1,546,587
                                                                                 --------------
                                                                                     21,547,806
                                                                                 --------------
                            HEALTHCARE-SERVICES: 1.6%
        44,850     @,L      Anthem, Inc.                                              3,363,750
        89,675      @       Humana, Inc.                                              2,049,074
        17,275      @       Mid Atlantic Medical Services                             1,119,420
        47,625              Oxford Health Plans                                       2,071,688
        50,775     @,L      Pacificare Health Systems                                 3,432,390
       104,700      L       UnitedHealth Group, Inc.                                  6,091,445
        39,150      @       WellPoint Health Networks                                 3,797,159
                                                                                 --------------
                                                                                     21,924,926
                                                                                 --------------
                            HOME BUILDERS: 0.1%
         3,925     @,L      NVR, Inc.                                                 1,829,050
                                                                                 --------------
                                                                                      1,829,050
                                                                                 --------------
                            HOME FURNISHINGS: 0.3%
        28,600      L       Harman Intl. Industries, Inc.                        $    2,115,828
        21,650              Whirlpool Corp.                                           1,572,873
                                                                                 --------------
                                                                                      3,688,701
                                                                                 --------------
                            HOUSEHOLD PRODUCTS/WARES: 0.2%
        40,350              Fortune Brands, Inc.                                      2,884,622
                                                                                 --------------
                                                                                      2,884,622
                                                                                 --------------
                            INSURANCE: 2.4%
        81,850      @@      ACE Ltd.                                                  3,390,227
       160,500      L       American Intl. Group                                     10,637,939
        46,150              Cigna Corp.                                               2,653,625
       106,950              Fidelity National Financial, Inc.                         4,147,521
        92,850              First American Corp.                                      2,764,145
        42,475              Landamerica Financial
                              Group, Inc.                                             2,219,744
        55,900              Lincoln National Corp.                                    2,256,683
       115,600              Prudential Financial, Inc.                                4,828,612
                                                                                 --------------
                                                                                     32,898,496
                                                                                 --------------
                            INTERNET: 0.8%
       114,850     @,L      Autobytel, Inc.                                           1,042,838
       225,025     @,L      Earthlink, Inc.                                           2,250,250
        35,700     @,L      eBay, Inc.                                                2,305,863
        71,250     @,L      Gric Communications, Inc.                                   384,750
       113,950      @       RSA Security, Inc.                                        1,618,090
        85,800     @,L      Symantec Corp.                                            2,972,970
       202,400      @       Verso Technologies Inc                                      647,680
                                                                                 --------------
                                                                                     11,222,441
                                                                                 --------------
                            MACHINERY-CONSTRUCTION AND MINING: 0.1%
        21,550              Caterpillar, Inc.                                         1,789,081
                                                                                 --------------
                                                                                      1,789,081
                                                                                 --------------
                            MACHINERY-DIVERSIFIED: 0.8%
        23,450              Briggs & Stratton                                         1,580,530
        35,725      L       Cummins, Inc.                                             1,748,382
        64,500              Deere & Co.                                               4,195,724
        55,800      L       Rockwell Automation, Inc.                                 1,986,480
        17,850              Tecumseh Products Co.                                       864,476
                                                                                 --------------
                                                                                     10,375,592
                                                                                 --------------
                            MEDIA: 1.4%
       127,050     @,L      Comcast Corp.                                             4,176,134
        51,650      L       McGraw-Hill Cos., Inc.                                    3,611,368
       255,200     @,L      Time Warner, Inc.                                         4,591,048
        99,300              Viacom, Inc.                                              4,406,934
       126,900      L       Walt Disney Co.                                           2,960,577
                                                                                 --------------
                                                                                     19,746,061
                                                                                 --------------
                            METAL FABRICATE/HARDWARE: 0.2%
        51,075              Quanex Corp.                                              2,354,558
                                                                                 --------------
                                                                                      2,354,558
                                                                                 --------------
                            MINING: 0.3%
        59,750              Alcoa, Inc.                                               2,270,500
        27,700      L       Newmont Mining Corp.                                      1,346,497
                                                                                 --------------
                                                                                      3,616,997
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 2.7%
       108,500     @,L      3M Co.                                                    9,225,755
        64,000      @       Ceradyne Inc                                              2,179,840
        42,550      L       Danaher Corp.                                             3,903,963

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            MISCELLANEOUS MANUFACTURING (CONTINUED)
       620,800              General Electric Co.                                 $   19,232,383
       120,950      @@      Tyco Intl. Ltd.                                           3,205,175
                                                                                 --------------
                                                                                     37,747,116
                                                                                 --------------
                            OIL AND GAS: 3.7%
       129,750              ChevronTexaco Corp.                                      11,209,102
       107,050      L       ConocoPhillips                                            7,019,269
        65,250              Devon Energy Corp.                                        3,736,215
       396,400              Exxon Mobil Corp.                                        16,252,399
        57,675      @       Houston Exploration Co.                                   2,106,291
        57,150      @       Newfield Exploration Co.                                  2,545,461
        95,950              Occidental Petroleum Corp.                                4,052,928
        55,950              Pogo Producing Co.                                        2,702,385
        21,750      L       Sunoco, Inc.                                              1,112,513
                                                                                 --------------
                                                                                     50,736,563
                                                                                 --------------
                            PACKAGING AND CONTAINERS: 0.2%
        87,050     @,L      Owens-Illinois, Inc.                                      1,035,025
        27,250     @,L      Sealed Air Corp.                                          1,475,315
                                                                                 --------------
                                                                                      2,510,340
                                                                                 --------------
                            PHARMACEUTICALS: 2.5%
        95,900              Abbott Laboratories                                       4,468,940
        69,250              Eli Lilly & Co.                                           4,870,353
       139,450              Merck & Co., Inc.                                         6,442,590
        83,950     @,L      NPS Pharmaceuticals, Inc.                                 2,580,623
       468,500              Pfizer, Inc.                                             16,552,105
                                                                                 --------------
                                                                                     34,914,611
                                                                                 --------------
                            PIPELINES: 0.2%
        42,275              National Fuel Gas Co.                                     1,033,201
       154,900              Williams Cos., Inc.                                       1,521,118
                                                                                 --------------
                                                                                      2,554,319
                                                                                 --------------
                            REAL ESTATE: 0.7%
        34,775              Avalonbay Communities, Inc.                               1,662,245
        56,675              Chelsea Property Group, Inc.                              3,106,357
        41,075              Kimco Realty Corp.                                        1,838,106
        59,475      L       LNR Property Corp.                                        2,944,607
                                                                                 --------------
                                                                                      9,551,315
                                                                                 --------------
                            RETAIL: 4.9%
        75,900      @       Bed Bath & Beyond, Inc.                                   3,290,265
        72,000              Best Buy Co., Inc.                                        3,761,280
       113,700     @,L      Costco Wholesale Corp.                                    4,227,366
        49,750              Federated Department Stores                               2,344,718
       191,300      L       Gap, Inc.                                                 4,440,073
       261,500              Home Depot, Inc.                                          9,280,635
         8,900     @,L      Krispy Kreme Doughnuts, Inc.                                325,740
        48,400              Lowe's Cos., Inc.                                         2,680,876
       208,200              McDonald's Corp.                                          5,169,606
        46,000      L       RadioShack Corp.                                          1,411,280
       133,400      @       Staples, Inc.                                             3,641,820
       103,200     @,L      Starbucks Corp.                                           3,411,792
        41,850      L       United Auto Group, Inc.                                   1,309,905
       265,000              Wal-Mart Stores, Inc.                                    14,058,249
       172,300      L       Walgreen Co.                                              6,268,274
        32,800              Wendy's Intl., Inc.                                       1,287,072
                                                                                 --------------
                                                                                     66,908,951
                                                                                 --------------
                            SAVINGS AND LOANS: 0.5%
       125,200              Bankatlantic BanCorp., Inc.                          $    2,378,800
        40,475      @       Firstfed Financial Corp.                                  1,760,663
       126,800              Flagstar Bancorp, Inc.                                    2,716,056
                                                                                 --------------
                                                                                      6,855,519
                                                                                 --------------
                            SEMICONDUCTORS: 3.4%
        27,275     @,L      Advanced Micro Devices, Inc.                                406,398
       110,650      @       Altera Corp.                                              2,511,755
       280,100     @,L      Applied Materials, Inc.                                   6,288,245
       535,800      @       Applied Micro Circuits Corp.                              3,204,084
       314,000      @       Cirrus Logic, Inc.                                        2,408,380
       625,250      L       Intel Corp.                                              20,133,049
       283,825     @,L      LSI Logic Corp.                                           2,517,528
        80,550      L       Maxim Integrated Products                                 4,011,390
       126,525      @       Mindspeed Technologies, Inc.                                866,696
       195,200     @,L      Silicon Image, Inc.                                       1,411,296
       111,600              Texas Instruments, Inc.                                   3,278,808
                                                                                 --------------
                                                                                     47,037,629
                                                                                 --------------
                            SOFTWARE: 3.2%
        67,700              Adobe Systems, Inc.                                       2,660,610
        40,550              Autodesk, Inc.                                              996,719
        25,600      @       Avid Technology, Inc.                                     1,228,800
       133,600     @,L      BMC Software, Inc.                                        2,491,640
        45,750     @,L      Citrix Systems, Inc.                                        970,358
       148,050      L       Computer Associates Intl., Inc.                           4,047,687
        20,300     @,L      D&B Corp.                                                 1,029,413
        75,800      L       IMS Health, Inc.                                          1,884,388
       652,600      L       Microsoft Corp.                                          17,972,603
       333,000      @       Oracle Corp.                                              4,395,599
       166,125     @,L      Scansoft, Inc.                                              883,785
       146,850      @       Siebel Systems, Inc.                                      2,036,810
       107,300     @,L      Veritas Software Corp.                                    3,987,268
                                                                                 --------------
                                                                                     44,585,680
                                                                                 --------------
                            TELECOMMUNICATIONS: 3.5%
       118,350      @       Avaya, Inc.                                               1,531,449
       274,250              Bellsouth Corp.                                           7,761,274
       684,300      @       Cisco Systems, Inc.                                      16,621,646
        56,050     @,L      Comverse Technology, Inc.                                   985,920
       137,200              Motorola, Inc.                                            1,930,404
       208,850     @,L      Nextel Communications, Inc.                               5,860,331
        43,450     @,L      PTEK Holdings, Inc.                                         382,795
        33,000      L       Qualcomm, Inc.                                            1,779,690
        65,125     @,L      Safenet, Inc.                                             2,003,896
        45,750              Scientific-Atlanta, Inc.                                  1,248,975
        96,550     @,L      Tellabs, Inc.                                               813,917
       171,050              Verizon Communications, Inc.                              6,000,434
       331,900      @       Zhone Technologies, Inc.                                  1,639,586
                                                                                 --------------
                                                                                     48,560,317
                                                                                 --------------
                            TOYS/GAMES/HOBBIES: 0.3%
        60,050              Hasbro, Inc.                                              1,277,864
       127,450              Mattel, Inc.                                              2,455,962
                                                                                 --------------
                                                                                      3,733,826
                                                                                 --------------
                            TRANSPORTATION: 0.5%
       114,850      @       OMI Corp.                                                 1,025,611
        71,350      L       United Parcel Service, Inc.                               5,319,142
                                                                                 --------------
                                                                                      6,344,753
                                                                                 --------------
                            Total Common Stock
                              (Cost $701,591,749)                                   806,763,028
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%

                            AUTO PARTS AND EQUIPMENT: 0.2%
        87,080              Delphi Trust I                                       $    2,293,687
                                                                                 --------------
                                                                                      2,293,687
                                                                                 --------------
                            BANKS: 0.2%
           272     #,XX     DG Funding Trust                                          2,951,200
                                                                                 --------------
                                                                                      2,951,200
                                                                                 --------------
                            MEDIA: 0.0%
           100      @       Cablevision Systems Corp.                                    10,525
           400      @       Primedia, Inc.                                               39,300
                                                                                 --------------
                                                                                         49,825
                                                                                 --------------
                            OIL AND GAS: 0.1%
        73,080      @@      Nexen, Inc.                                               1,911,042
                                                                                 --------------
                                                                                      1,911,042
                                                                                 --------------
                            Total Preferred Stock
                              (Cost $7,009,959)                                       7,205,754
                                                                                 --------------

WARRANTS: 0.0%
                            BANKS: 0.0%
           250      XX      Central Bank of Nigeria                                          --
                                                                                 --------------
                            DISTRIBUTION/WHOLESALE: 0.0%
         2,978      @       Timco Aviation Services,
                              Expires 02/27/06                                               --
                                                                                 --------------
                            Total Warrants
                              (Cost $210)                                                    --
                                                                                 --------------

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 11.4%

                            AGRICULTURE: 0.0%
$       55,000      #       Dimon, Inc., 7.750%,
                              due 06/01/13                                               56,925
                                                                                 --------------
                                                                                         56,925
                                                                                 --------------
                            AIRLINES: 0.8%
     1,114,000      L       American Airlines Inc,
                              6.817%, due 05/23/11                                    1,003,823
     3,598,000     S,L      American Airlines, Inc.,
                              7.024%, due 10/15/09                                    3,593,337
     1,930,000      S       American Airlines, Inc.,
                              7.324%, due 10/15/09                                    1,670,255
     1,078,000              Continental Airlines Inc,
                              7.875%, due 07/02/18                                    1,085,002
       736,030      L       Continental Airlines, Inc.,
                              6.545%, due 08/02/20                                      727,900
       609,260      L       Continental Airlines, Inc.,
                              6.900%, due 07/02/19                                      601,760
       435,000      S       Delta Air Lines, Inc., 7.299%,
                              due 09/18/06                                              392,832
       507,000      S       Delta Air Lines, Inc., 7.779%,
                              due 11/18/05                                              466,717
     1,294,093              US Airways Pass Through Trust,
                              6.850%, due 01/30/18                                    1,239,005
                                                                                 --------------
                                                                                     10,780,631
                                                                                 --------------
                            AUTO MANUFACTURERS: 0.3%
     1,749,000              Ford Motor Co., 6.375%,
                              due 02/01/29                                            1,564,904
$      386,000      L       Ford Motor Co., 6.625%,
                              due 10/01/28                                       $      356,103
     2,285,000      L       General Motors Corp.,
                              8.375%, due 07/15/33                                    2,660,432
                                                                                 --------------
                                                                                      4,581,439
                                                                                 --------------
                            AUTO PARTS AND EQUIPMENT: 0.0%
        15,000              HLI Operating Co Inc,
                              10.500%, due 06/15/10                                      17,344
        25,000              TRW Automotive Inc,
                              11.000%, due 02/15/13                                      29,562
                                                                                 --------------
                                                                                         46,906
                                                                                 --------------
                            BANKS: 1.9%
     1,309,000     #,@@     Banco Bradesco SA, 8.750%,
                              due 10/24/13                                            1,374,450
       883,000      S       Bank of America Corp.,
                              6.375%, due 02/15/08                                      979,221
       163,000      #       BankAmerica Institutional,
                              Class B, 7.700%, due 12/31/26                             182,970
       485,000              BankBoston Capital Trust III,
                              1.920%, due 06/15/27                                      464,486
       128,000              BankBoston Corp., 1.780%,
                              due 06/08/28                                              119,937
       112,000              Barnett Capital I, 8.060%,
                              due 12/01/26                                              128,226
       200,000              Barnett Capital II, 7.950%,
                              due 12/01/26                                              227,711
       310,000              BNY Capital I, 7.970%,
                              due 12/31/26                                              349,042
       380,000              Chase Capital VI, 1.788%,
                              due 08/01/28                                              359,173
       746,000      #       Corestates Capital Trust II,
                              1.800%, due 01/15/27                                      706,557
     3,511,000     #,L      Dresdner Funding Trust I,
                              8.151%, due 06/30/31                                    4,019,595
       112,000              FBS Capital I, 8.090%,
                              due 11/15/26                                              128,595
       587,000              First Union Institutional
                              Capital II, 7.850%,
                              due 01/01/27                                              665,443
       335,000              Fleet Capital Trust II, 7.920%,
                              due 12/11/26                                              378,158
     1,425,000     #,@@     HBOS PLC, 5.375%,
                              due 11/29/49                                            1,427,890
       320,000     @@,C     Hongkong & Shanghai
                              Banking Corp. Ltd., 1.313%,
                              due 07/29/49                                              261,498
       410,000     @@,C     HSBC Bank PLC, 1.350%,
                              due 06/29/49                                              330,212
     1,508,000     @@,S     HSBC Holdings PLC, 7.500%,
                              due 07/15/09                                            1,765,257
       894,000              M & T Bank Corp., 3.850%,
                              due 04/01/13                                              888,952
     1,770,000              Mellon Capital I, 7.720%,
                              due 12/01/26                                            1,990,514
       640,000     @@,C     National Westminster Bank PLC,
                              1.313%, due 11/29/49                                      531,999
       243,000              Nationsbank Cap Trust III,
                              1.700%, due 01/15/27                                      229,148
       925,000              NB Capital Trust IV, 8.250%,
                              due 04/15/27                                            1,074,228
     1,167,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                                    1,171,316

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            BANKS (CONTINUED)
$      715,000      L       RBS Capital Trust I, 4.709%,
                              due 12/29/49                                       $      685,195
       390,000     @@,C     Societe Generale, 1.309%,
                              due 11/29/49                                              316,477
       250,000     @@,C     Standard Chartered PLC,
                              1.250%, due 07/29/49                                      182,586
       740,000     @@,C     Standard Chartered PLC,
                              1.275%, due 01/29/49                                      561,667
     1,690,000     @@,C     Standard Chartered PLC,
                              1.400%, due 12/29/49                                    1,269,597
     2,060,000     @@,C     Standard Chartered PLC,
                              1.500%, due 11/29/49                                    1,544,129
       346,000              Wachovia Capital Trust II,
                              1.650%, due 01/15/27                                      327,410
       920,000      S       Wells Fargo & Co., 3.120%,
                              due 08/15/08                                              909,817
       180,000      #       Wells Fargo Capital A,
                              7.730%, due 12/01/26                                      201,491
                                                                                 --------------
                                                                                     25,752,947
                                                                                 --------------
                            BEVERAGES: 0.3%
     1,662,000    #,@@,L    Cia Brasileira de Bebidas,
                              8.750%, due 09/15/13                                    1,770,030
       381,000     S,L      Constellation Brands, Inc.,
                              8.000%, due 02/15/08                                      424,815
     1,525,000     #, S     Miller Brewing Co., 4.250%,
                              due 08/15/08                                            1,546,939
                                                                                 --------------
                                                                                      3,741,784
                                                                                 --------------
                            CHEMICALS: 0.0%
       330,000     S,L      Dow Chemical Co., 5.750%,
                              due 11/15/09                                              353,755
                                                                                 --------------
                                                                                        353,755
                                                                                 --------------
                            COMMERCIAL SERVICES: 0.1%
       269,000     @@,L     Quebecor Media, Inc.,
                              11.125%, due 07/15/11                                     312,713
       971,000      S       United Rentals
                              North America, Inc.,
                              10.750%, due 04/15/08                                   1,097,230
                                                                                 --------------
                                                                                      1,409,943
                                                                                 --------------
                            DISTRIBUTION/WHOLESALE: 0.0%
         2,871     @,S      Timco Aviation Services,
                              0.000%, due 01/02/07                                          158
                                                                                 --------------
                                                                                            158
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 1.2%
     1,285,000              Boeing Capital Corp., 7.375%,
                              due 09/27/10                                            1,479,050
     1,886,000     #,@@     Brazilian Merchant Voucher
                              Receivables Ltd., 5.911%,
                              due 06/15/11                                            1,848,280
       930,000              CitiCorp Capital I, 7.933%,
                              due 02/15/27                                            1,075,596
       212,000              Citigroup Capital II, 7.750%,
                              due 12/01/36                                              239,789
       195,000      #       Corestates Capital Trust I,
                              8.000%, due 12/15/26                                      221,928
     1,443,000     S,L      Countrywide Home Loans, Inc.,
                              4.250%, due 12/19/07                                    1,489,569
        25,000              Eircom Funding, 8.250%,
                              due 08/15/13                                               27,813
$      228,000      #       Farmers Exchange Capital,
                              7.050%, due 07/15/28                               $      214,000
     1,095,000      #       Farmers Exchange Capital,
                              7.200%, due 07/15/48                                      984,444
       746,000              Ford Motor Credit Co,
                              7.375%, due 02/01/11                                      814,223
       135,000     S,L      Ford Motor Credit Co.,
                              5.625%, due 10/01/08                                      138,733
         7,212      #       Hollinger Participation Trust,
                              12.125%, due 11/15/10                                       8,600
     2,228,000     XX,#     Mangrove Bay Pass-Through
                              Trust, 6.102%, due 07/15/33                             2,196,228
       535,000      S       Nexstar Finance, Inc.,
                              12.000%, due 04/01/08                                     605,888
     1,070,000      #       OneAmerica Financial
                              Partners, Inc., 7.000%,
                              due 10/15/33                                            1,062,521
     1,005,000     #,@@     PF Export Receivables Master
                              Trust, 3.748%, due 06/01/13                               980,202
     1,015,527     #,@@     PF Export Receivables Master
                              Trust, 6.436%, due 06/01/15                             1,035,924
       307,000      #       Power Receivable Finance LLC,
                              6.290%, due 01/01/12                                      320,714
       782,000      #       Takefuji Corp, 9.200%,
                              due 04/15/11                                              867,681
       218,000              Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                                      235,440
       108,000              Technical Olympic USA, Inc.,
                              10.375%, due 07/01/12                                     121,500
        15,000      #       Universal City Development
                              Partners, 11.750%,
                              due 04/01/10                                               17,625
       510,000      #       Wachovia Capital Trust V,
                              7.965%, due 06/01/27                                      588,848
                                                                                 --------------
                                                                                     16,574,596
                                                                                 --------------
                            ELECTRIC: 1.1%
       600,000     #,S      Consumers Energy Co.,
                              4.250%, due 04/15/08                                      606,580
       963,000     #,S      Consumers Energy Co.,
                              4.800%, due 02/17/09                                      985,461
       424,000    @@,S,L     Empresa Nacional de
                              Electricidad SA/Chile,
                              7.750%, due 07/15/08                                      463,344
     3,242,000      @@      Empresa Nacional de
                              Electricidad SA/Chile,
                              8.350%, due 08/01/13                                    3,651,841
       251,000              Enserch Capital I, 2.510%,
                              due 07/01/28                                              218,923
         8,000              Enterprise Capital Trust II,
                              2.360%, due 06/30/28                                        7,077
     1,902,000              Firstenergy Corp., 7.375%,
                              due 11/15/31                                            1,952,681
     1,394,000      #       Indianapolis Power & Light,
                              6.300%, due 07/01/13                                    1,440,698
       623,000      S       Nisource Finance Corp.,
                              7.625%, due 11/15/05                                      680,924
     1,411,000     #,S      Ohio Edison Co., 4.000%,
                              due 05/01/08                                            1,381,256
     1,974,000              Ohio Power Co., 6.375%,
                              due 07/15/33                                            1,980,394
       800,000     #,S      PG&E Corp., 6.875%,
                              due 07/15/08                                              870,000

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            ELECTRIC (CONTINUED)
$      307,000     #, S     Power Contract Financing
                              LLC, 5.200%, due 02/01/06                          $      311,766
       306,000     #,L      Power Contract Financing
                              LLC, 6.256%, due 02/01/10                                 323,116
                                                                                 --------------
                                                                                     14,874,061
                                                                                 --------------
                            ELECTRONICS: 0.0%
        55,000              Stoneridge, Inc., 11.500%,
                              due 05/01/12                                               65,175
                                                                                 --------------
                                                                                         65,175
                                                                                 --------------
                            ENTERTAINMENT: 0.1%
       438,000      L       Cinemark USA, Inc., 9.000%,
                              due 02/01/13                                              494,940
       430,000     S,L      Six Flags, Inc., 9.750%,
                              due 06/15/07                                              450,963
                                                                                 --------------
                                                                                        945,903
                                                                                 --------------
                            ENVIRONMENTAL CONTROL: 0.1%
     1,186,000      S       Allied Waste North America,
                              7.625%, due 01/01/06                                    1,254,195
                                                                                 --------------
                                                                                      1,254,195
                                                                                 --------------
                            FOOD: 0.5%
       480,000              Kroger Co., 5.500%,
                              due 02/01/13                                              489,071
       665,000      S       Kroger Co., 7.250%,
                              due 06/01/09                                              758,436
     1,189,000      S       Safeway, Inc., 4.800%,
                              due 07/16/07                                            1,235,099
     1,747,000     S,L      Supervalu, Inc., 7.875%,
                              due 08/01/09                                            2,040,121
     1,638,000      S       Tyson Foods, Inc., 7.250%,
                              due 10/01/06                                            1,796,096
                                                                                 --------------
                                                                                      6,318,823
                                                                                 --------------
                            FOREST PRODUCTS AND PAPER: 0.3%
       983,000     @@,S     Abitibi-Consolidated, Inc.,
                              6.950%, due 12/15/06                                    1,030,005
       553,000     @@,S,L   Abitibi-Consolidated, Inc.,
                              6.950%, due 04/01/08                                      580,001
       863,000              Georgia-Pacific Corp.,
                              8.875%, due 02/01/10                                      988,135
     1,151,000              Weyerhaeuser Co., 7.375%,
                              due 03/15/32                                            1,255,375
                                                                                 --------------
                                                                                      3,853,516
                                                                                 --------------
                            HOME BUILDERS: 0.0%
        25,000              Meritage Corp., 9.750%,
                              due 06/01/11                                               28,063
                                                                                 --------------
                                                                                         28,063
                                                                                 --------------
                            INSURANCE: 0.3%
     1,459,000      #       Farmers Insurance Exchange,
                              8.625%, due 05/01/24                                    1,529,121
       975,000     #, S     Monumental Global Funding II,
                              3.850%, due 03/03/08                                      984,655
     1,603,000     #,L      Zurich Capital Trust I, 8.376%,
                              due 06/01/37                                            1,846,350
                                                                                 --------------
                                                                                      4,360,126
                                                                                 --------------
                            LEISURE TIME: 0.1%
$      698,000    @@,S,L    Royal Caribbean Cruises Ltd.,
                            7.000%, due 10/15/07                                 $      743,370
                                                                                 --------------
                                                                                        743,370
                                                                                 --------------
                            LODGING: 0.3%
       756,000      S       Mandalay Resort Group,
                              10.250%, due 08/01/07                                     873,180
     1,128,000      S       MGM Mirage, 6.000%,
                              due 10/01/09                                            1,164,660
     1,128,000      S       Park Place Entertainment Corp.,
                              9.375%, due 02/15/07                                    1,280,280
       630,000      S       Starwood Hotels & Resorts
                              Worldwide, Inc., 7.375%,
                              due 05/01/07                                              683,550
                                                                                 --------------
                                                                                      4,001,670
                                                                                 --------------
                            MEDIA: 0.4%
       500,000      L       AOL Time Warner, Inc., 6.875%,
                              due 05/01/12                                              563,740
       698,000      #       CCO Holdings LLC/CCO Holdings
                              Capital Corp., 8.750%,
                              due 11/15/13                                              713,705
       473,000      L       CSC Holdings, Inc., 10.500%,
                              due 05/15/16                                              543,950
       809,000     #,L      Dex Media, Inc., 8.000%,
                              due 11/15/13                                              853,494
       426,000              DirecTV Holdings LLC, 8.375%,
                              due 03/15/13                                              496,290
       420,000    #, S,L    Echostar DBS Corp., 4.410%,
                              due 10/01/08                                              439,425
       578,000   #,@@,S,L   Echostar DBS Corp., 5.750%,
                              due 10/01/08                                              587,393
        20,000     S,L      Paxson Communications Corp.,
                              10.750%, due 07/15/08                                      21,925
        50,000              Salem Communications Holding
                              Corp., 9.000%, due 07/01/11                                54,625
       432,000      S       Spanish Broadcasting System,
                              9.625%, due 11/01/09                                      463,320
       692,000              Time Warner, Inc., 6.950%,
                              due 01/15/28                                              741,735
       368,000      S       Young Broadcasting, Inc.,
                              8.500%, due 12/15/08                                      397,440
                                                                                 --------------
                                                                                      5,877,042
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 0.1%
     1,665,000      L       General Electric Co., 5.000%,
                              due 02/01/13                                            1,686,923
                                                                                 --------------
                                                                                      1,686,923
                                                                                 --------------
                            MULTI-NATIONAL: 0.2%
     1,480,000      @@      Corp Andina de Fomento CAF,
                              5.200%, due 05/21/13                                    1,476,324
     1,428,000      @@      Corp Andina de Fomento CAF,
                              6.875%, due 03/15/12                                    1,587,472
                                                                                 --------------
                                                                                      3,063,796
                                                                                 --------------
                            OIL AND GAS: 0.7%
       675,000              Chesapeake Energy Corp.,
                              9.000%, due 08/15/12                                      779,625
        20,000              Energy Partners Ltd., 8.750%,
                              due 08/01/10                                               20,900

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            OIL AND GAS (CONTINUED)
$    1,410,000              Enterprise Products Partners LP,
                              6.875%, due 03/01/33                               $    1,413,363
     3,579,000      @@      Husky Oil Co., 8.900%,
                              due 08/15/28                                            4,151,639
     1,879,000              Pemex Project Funding Master
                              Trust, 7.375%, due 12/15/14                             2,015,228
       715,000              Valero Energy Corp., 7.500%,
                              due 04/15/32                                              799,333
       755,000              Valero Energy Corp., 8.750%,
                              due 06/15/30                                              944,954
                                                                                 --------------
                                                                                     10,125,042
                                                                                 --------------
                            PACKAGING AND CONTAINERS: 0.4%
       540,000      @@      Crown European Holdings SA,
                              10.875%, due 03/01/13                                     637,875
     1,302,000      S       Owens-Brockway, 8.875%,
                              due 02/15/09                                            1,433,828
     1,385,000     #,L      Sealed Air Corp., 5.625%,
                              due 07/15/13                                            1,419,860
     1,560,000     #, S     Sealed Air Corp., 6.950%,
                              due 05/15/09                                            1,755,212
                                                                                 --------------
                                                                                      5,246,775
                                                                                 --------------
                            PIPELINES: 0.4%
     1,734,000      S       CenterPoint Energy Resources
                              Corp., 8.125%, due 07/15/05                             1,852,644
     3,246,000     #,L      Plains All American Pipeline
                              LP/PAA Finance Corp,
                              5.625%, due 12/15/13                                    3,290,632
        70,000      L       Southern Natural Gas Co.,
                              7.350%, due 02/15/31                                       69,475
                                                                                 --------------
                                                                                      5,212,751
                                                                                 --------------
                            REAL ESTATE: 0.4%
     1,318,000      S       EOP Operating LP, 7.750%,
                              due 11/15/07                                            1,512,188
     1,585,000      S       Liberty Property LP, 7.750%,
                              due 04/15/09                                            1,853,571
       360,000              Liberty Property Trust,
                              6.375%, due 08/15/12                                      388,094
       860,000              Simon Property Group LP,
                              4.875%, due 03/18/10                                      877,753
     1,752,000      S       Simon Property Group LP,
                              6.375%, due 11/15/07                                    1,933,782
                                                                                 --------------
                                                                                      6,565,388
                                                                                 --------------
                            RETAIL: 0.0%
        40,000      L       Dollar General Corp., 8.625%,
                              due 06/15/10                                               45,150
                                                                                 --------------
                                                                                         45,150
                                                                                 --------------
                            SAVINGS AND LOANS: 0.1%
     1,495,000      S       Washington Mutual, Inc.,
                              4.375%, due 01/15/08                                    1,538,324
                                                                                 --------------
                                                                                      1,538,324
                                                                                 --------------
                            SEMICONDUCTORS: 0.0%
        20,000      L       Amkor Technology Inc,
                              7.750%, due 05/15/13                                       21,550
                                                                                 --------------
                                                                                         21,550
                                                                                 --------------
                            TELECOMMUNICATIONS: 1.3%
$      146,000     #,L      ACC Escrow Corp., 10.000%,
                              due 08/01/11                                       $      163,520
       506,000     S,L      American Tower Corp.,
                              9.375%, due 02/01/09                                      541,420
       218,000     #,L      American Towers, Inc.,
                              7.250%, due 12/01/11                                      222,905
     3,400,000      L       AT&T Corp., 8.050%,
                              due 11/15/11                                            3,920,328
     1,346,000      L       AT&T Wireless Services, Inc.,
                              8.125%, due 05/01/12                                    1,585,789
       431,000   @,S,L,**   MCI Communications Corp.,
                              0.000%, due 08/15/06                                      349,110
       430,000              Nextel Communications, Inc.,
                              7.375%, due 08/01/15                                      464,400
       421,000      S       Nextel Communications, Inc.,
                              9.375%, due 11/15/09                                      460,995
       432,000      #       Qwest Corp., 9.125%,
                              due 03/15/12                                              497,880
       524,000      #       Qwest Services Corp.,
                              13.500%, due 12/15/10                                     639,280
         5,000      L       Qwest Services Corp.,
                              14.000%, due 12/15/14                                       6,388
     1,400,000     S,L      Sprint Capital Corp., 6.000%,
                              due 01/15/07                                            1,496,508
     1,704,000              Sprint Capital Corp., 6.875%,
                              due 11/15/28                                            1,668,662
     1,572,000              TCI Communications Finance,
                              9.650%, due 03/31/27                                    1,902,120
     2,481,000              Verizon Florida, Inc., 6.125%,
                              due 01/15/13                                            2,660,664
       950,000      L       Verizon Virginia, Inc., 4.625%,
                              due 03/15/13                                              917,622
                                                                                 --------------
                                                                                     17,497,591
                                                                                 --------------
                            Total Corporate Bonds
                              (Cost $152,523,322)                                   156,624,318
                                                                                 --------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 10.0%

                            AUTOMOBILE: 0.1%
       300,000              Capital Auto Receivables Asset
                              Trust, 2.750%, due 04/16/07                               303,629
     1,590,000              Nissan Auto Receivables Owner
                              Trust, 2.610%, due 07/15/08                             1,592,683
                                                                                 --------------
                                                                                      1,896,312
                                                                                 --------------
                            COMMERCIAL: 2.2%
     2,060,000      L       Chase Manhattan Bank-First
                              Union National Bank,
                              7.439%, due 08/15/31                                    2,398,159
     1,500,000              CS First Boston Mortgage
                              Securities Corp., 3.382%,
                              due 05/15/38                                            1,433,601
     1,338,155              CS First Boston Mortgage
                              Securities Corp., 3.727%,
                              due 03/15/35                                            1,325,864
     3,600,000              First Union National
                              Bank-Bank of America
                              Commercial Mortgage
                              Trust, 6.136%, due 03/15/33                             3,948,688
       500,000              GE Capital Commercial
                              Mortgage Corp., 6.531%,
                              due 05/15/33                                              561,054

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                                VALUE
-----------------------------------------------------------------------------------------------
                            COMMERCIAL (CONTINUED)
$      900,000      L       JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              5.161%, due 10/12/37                               $      926,717
       200,000      L       JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.162%, due 05/12/34                                      219,861
     3,120,000              JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.244%, due 04/15/35                                    3,431,832
     2,340,000              LB-UBS Commercial Mortgage
                              Trust, 4.659%, due 12/15/26                             2,377,261
     3,800,000              LB-UBS Commercial Mortgage
                              Trust, 6.133%, due 12/15/30                             4,182,696
     1,850,000              LB-UBS Commercial Mortgage
                              Trust, 6.226%, due 03/15/26                             2,044,357
     3,000,000              LB-UBS Commercial Mortgage
                              Trust, 7.370%, due 08/15/26                             3,493,175
     3,120,000              Mortgage Capital Funding, Inc.,
                              6.663%, due 03/18/30                                    3,475,465
       203,473              Prudential Commercial
                              Mortgage Trust, 3.669%,
                              due 02/11/36                                              201,296
                                                                                 --------------
                                                                                     30,020,026
                                                                                 --------------
                            CREDIT CARD: 0.2%
       775,000              Citibank Credit Card Issuance
                              Trust, 5.650%, due 06/16/08                               832,820
     1,270,000              Fleet Credit Card Master
                              Trust II, 2.400%,
                              due  07/15/08                                           1,273,308
                                                                                 --------------
                                                                                      2,106,128
                                                                                 --------------
                            HOME EQUITY: 1.4%
     3,969,897      XX      Bayview Financial Acquisition
                              Trust, 1.641%, due 12/28/34                             3,969,897
       240,000              Equity One Abs, Inc., 2.976%,
                              due 09/25/33                                              241,358
     2,807,579              Merrill Lynch Mortgage
                              Investors, Inc.,1.501%,
                              due 07/25/34                                            2,809,332
     1,024,696              Residential Asset Mortgage
                              Products, Inc., 1.429%,
                              due 06/25/33                                            1,024,021
     7,915,159              Residential Asset Securities
                              Corp., 1.429%, due 12/25/33                             7,915,159
       940,000              Residential Funding Mortgage
                              Securities II, 3.450%,
                              due 01/25/16                                              951,689
     2,625,000              Saxon Asset Securities Trust,
                              3.960%, due 06/25/33                                    2,586,801
                                                                                 --------------
                                                                                     19,498,257
                                                                                 --------------
                            OTHER ASSET BACKED SECURITIES: 0.7%
     1,729,386      XX      Amortizing Residential
                              Collateral Trust, 1.369%,
                              due 05/25/32                                            1,728,305
       941,000              Chase Funding Mortgage Loan
                              Asset-Backed Certificates,
                              1.419%, due 07/25/33                                      941,613
     5,290,000              PP&L Transition Bond Co. LLC,
                              7.050%, due 06/25/09                                    5,915,700
     1,190,000              Residential Asset Mortgage
                              Products, Inc., 2.140%,
                              due 02/25/30                                            1,163,315
                                                                                 --------------
                                                                                      9,748,933
                                                                                 --------------
                            WHOLE LOAN COLLATERALIZED MORTGAGE: 4.5%
$    9,986,041      XX      Bank of America Mortgage
                              Securities, 1.570%,
                              due 12/25/33                                       $    9,992,282
     2,855,972              Bank of America Mortgage
                              Securities, 4.413%,
                              due 03/25/33                                            2,898,951
     1,356,528      XX      Bank of America Mortgage
                              Securities, 5.500%,
                              due 11/25/33                                            1,348,898
     2,378,124              Citicorp Mortgage Securities,
                              Inc., 1.619%, due 10/25/33                              2,372,250
     1,558,435              Countrywide Alternative Loan
                              Trust, 1.519%, due 07/25/18                             1,555,371
     5,530,000              CS First Boston Mortgage
                              Securities Corp., 4.187%,
                              due 10/25/33                                            5,525,159
     4,046,831              MASTR Alternative Loans Trust,
                              6.500%, due 05/25/33                                    4,180,825
     1,971,235      XX      MASTR Asset Securitization
                              Trust, 1.591%, due 11/25/33                             1,972,160
     1,187,430              MASTR Asset Securitization
                              Trust, 8.000%, due 06/25/33                             1,277,619
     5,412,000      XX      MLCC Mortgage Investors Inc,
                              1.469%, due 01/25/29                                    5,412,000
     3,157,296              Residential Accredit Loans, Inc.,
                              1.569%, due 03/25/18                                    3,155,687
     9,941,621      XX      Sequoia Mortgage Trust,
                              1.469%, due 01/20/34                                    9,941,621
     6,454,323      XX      Washington Mutual, 1.720%,
                              due 01/25/34                                            6,450,289
     4,275,079              Washington Mutual, 5.000%,
                              due 06/25/18                                            4,352,240
     2,225,000              Wells Fargo Mortgage Backed
                              Securities Trust, 4.500%,
                              due 08/25/18                                            2,097,047
                                                                                 --------------
                                                                                     62,532,399
                                                                                 --------------
                            WHOLE LOAN COLLATERALIZED PLANNED
                              AMORTIZATION CLASS: 0.9%
     4,789,434              GSR Mortgage Loan Trust,
                              1.519%, due 10/25/32                                    4,795,630
     3,145,657              MASTR Alternative Loans Trust,
                              8.500%, due 05/25/33                                    3,269,671
     3,138,000              Residential Funding Securities
                              Corp., 4.750%, due 02/25/33                             3,153,948
       916,631              Residential Funding Securities
                              Corp., 8.500%, due 05/25/33                             1,031,903
                                                                                 --------------
                                                                                     12,251,152
                                                                                 --------------
                            Total Collateralized Mortgage
                              Obligations and
                              Asset-Backed Securities
                              (Cost $136,375,490)                                   138,053,207
                                                                                 --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.4%

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 4.0%
     9,037,496              1.813%, due 04/15/32                                      9,023,591
       993,000              4.000%, due 04/15/21                                      1,013,207
     2,530,000      L       4.250%, due 06/15/05                                      2,627,069
     8,366,538              5.500%, due 05/01/23                                      8,558,169
     5,062,635              5.500%, due 05/15/31                                      5,145,584
     2,000,000      W       5.500%, due 01/01/32                                      2,024,376
     2,375,000              5.875%, due 03/21/11                                      2,578,124

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION (CONTINUED)
$    3,441,000              6.000%, due 01/15/28                                 $    3,610,652
    13,850,000      W       6.000%, due 01/15/34                                     14,313,115
     1,164,917              6.500%, due 11/01/28                                      1,221,915
     4,030,000      W       6.500%, due 01/15/34                                      4,221,425
                                                                                 --------------
                                                                                     54,337,227
                                                                                 --------------
                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 10.1%
     3,011,679              1.541%, due 10/25/33                                      3,021,802
     5,240,000      L       2.375%, due 04/13/06                                      5,240,550
       240,000      L       2.859%, due 12/26/29                                        239,680
     5,345,000      L       2.875%, due 05/19/08                                      5,219,852
     2,495,000      L       4.000%, due 09/02/08                                      2,529,374
     7,331,000              4.000%, due 06/25/16                                      7,467,285
     3,200,000      W       4.500%, due 01/15/19                                      3,204,000
     2,403,000              4.750%, due 12/25/42                                      2,484,955
    14,665,000      W       5.000%, due 01/01/17                                     14,958,300
    20,360,000      W       5.000%, due 01/15/34                                     20,150,049
     7,235,000              5.250%, due 04/15/07                                      7,793,426
       122,233              5.500%, due 02/01/17                                        126,847
    11,511,000      W       5.500%, due 01/01/33                                     11,662,082
     5,920,231              6.000%, due 07/01/16                                      6,218,241
     1,027,457              6.000%, due 07/01/16                                      1,079,177
       165,362              6.000%, due 08/01/16                                        173,686
     3,070,530              6.000%, due 07/25/24                                      3,211,558
     3,730,888              6.000%, due 07/25/29                                      3,871,823
     1,585,300              6.000%, due 07/25/29                                      1,645,131
    14,845,000      W       6.000%, due 01/15/34                                     15,346,020
     6,002,760              6.500%, due 04/01/30                                      6,283,636
       383,923              7.000%, due 09/01/28                                        407,080
       220,647              7.000%, due 06/01/29                                        233,881
        20,599              7.000%, due 06/01/29                                         21,834
        87,340              7.000%, due 06/01/29                                         92,657
         2,319              7.000%, due 08/01/29                                          2,458
        20,424              7.000%, due 10/01/29                                         21,649
       627,052              7.000%, due 11/01/29                                        664,663
         1,997              7.000%, due 01/01/30                                          2,116
       408,615              7.000%, due 01/01/30                                        433,124
       597,121              7.000%, due 03/01/30                                        632,937
       504,482              7.000%, due 01/01/31                                        534,315
     2,735,156              7.000%, due 06/01/31                                      2,900,135
       874,515              7.000%, due 08/01/31                                        926,213
        24,040              7.000%, due 08/01/31                                         25,461
       215,349              7.000%, due 09/01/31                                        228,080
       167,680              7.000%, due 10/01/31                                        177,592
        20,639              7.000%, due 10/01/31                                         21,859
       763,913              7.000%, due 12/01/31                                        809,071
       158,978              7.000%, due 01/01/32                                        168,376
       101,215              7.000%, due 01/01/32                                        107,198
       357,610              7.000%, due 02/01/32                                        378,751
       755,069              7.000%, due 03/01/32                                        799,782
        65,430              7.000%, due 03/01/32                                         69,304
        22,307              7.000%, due 04/01/32                                         23,628
       206,340              7.000%, due 05/01/32                                        218,558
        53,985              7.000%, due 05/01/32                                         57,182
       587,681              7.000%, due 06/01/32                                        622,481
       350,195              7.000%, due 06/01/32                                        370,932
       415,206              7.000%, due 07/01/32                                        439,751
       105,285              7.000%, due 07/01/32                                        111,520
       468,353              7.000%, due 07/01/32                                        496,040
       471,702              7.000%, due 10/01/32                                        499,597
       387,296              7.500%, due 10/01/30                                        414,007
       228,513              7.500%, due 10/01/30                                        244,273
$      224,694              7.500%, due 11/01/30                                 $      240,191
       157,137              7.500%, due 11/01/30                                        167,974
     1,064,713              7.500%, due 06/25/32                                      1,163,199
     1,346,350              7.500%, due 01/25/48                                      1,470,888
     1,774,669              9.500%, due 10/01/16                                      1,987,595
                                                                                 --------------
                                                                                    140,113,826
                                                                                 --------------
                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION: 1.3%
       434,387              4.375%, due 04/20/28                                        444,384
       111,041              5.000%, due 12/20/29                                        113,480
       627,521              6.500%, due 10/15/31                                        662,130
     2,973,489              6.500%, due 05/15/32                                      3,135,858
     1,465,865              7.000%, due 09/15/24                                      1,573,289
       660,954              7.000%, due 10/15/24                                        709,313
     1,561,051              7.000%, due 10/15/24                                      1,675,264
       397,679              7.000%, due 11/15/24                                        426,846
     3,984,957              7.500%, due 12/15/23                                      4,306,066
       725,304              7.500%, due 11/20/30                                        772,884
     3,091,913              8.000%, due 12/15/17                                      3,406,110
       235,000              8.000%, due 07/15/24                                        257,124
                                                                                 --------------
                                                                                     17,482,748
                                                                                 --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $210,155,109)                                   211,933,801
                                                                                 --------------

U.S. TREASURY OBLIGATIONS: 4.2%

                            U.S. TREASURY BONDS: 1.0%
     5,204,000      S,L     5.375%, due 02/15/31                                      5,428,631
     7,310,000      S,L     6.250%, due 08/15/23                                      8,334,262
                                                                                 --------------
                                                                                     13,762,893
                                                                                 --------------
                            U.S. TREASURY NOTES: 2.8%
     5,081,000      S,L     1.875%, due 11/30/05                                      5,092,117
     5,081,000       L      1875%, due 12/31/05                                       5,085,964
     9,750,000      S,L     2.250%, due 07/31/04                                      9,820,463
       467,000      S,L     2.625%, due 11/15/06                                        471,269
    11,424,000      S,L     3.375%, due 12/15/08                                     11,505,226
     6,078,000      S,L     4.250%, due 11/15/13                                      6,073,253
                                                                                 --------------
                                                                                     38,048,292
                                                                                 --------------
                            U.S. TREASURY STRIP PRINCIPAL: 0.4%
    11,220,000      S,L     5.060%, due 05/15/16                                      6,090,272
                                                                                 --------------
                                                                                      6,090,272
                                                                                 --------------
                            Total U.S. Treasury Obligations
                              (Cost $58,007,165)                                     57,901,457
                                                                                 --------------

OTHER BONDS: 1.5%

                            SOVEREIGN: 1.5%
       887,000     @@,**    ARG Boden, 5.490%,
                              due 08/03/12                                              556,859
     1,211,000      @@      Brazilian Government Intl.
                              Bond, 2.188%, due 04/15/12                              1,095,030
     1,119,000      @@      Brazilian Government Intl.
                              Bond, 10.000%, due 08/07/11                             1,242,090
       803,000      @@      Brazilian Government Intl.
                              Bond, 11.000%, due 08/17/40                               887,315
     1,473,000     @@,XX    Central Bank of Nigeria,
                              5.900%, due 01/05/10                                      559,740
       966,000      @@      Colombia Government Intl.
                              Bond, 10.000%, due 01/23/12                             1,062,600

                 See Accompanying Notes to Financial Statements

ING
VP
Balanced
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                                VALUE
------------------------------------------------------------------------------------------------
                            SOVEREIGN (CONTINUED)
$      366,000     @@,L     Colombia Government Intl.
                              Bond, 11.750%, due 02/25/20                        $       442,860
       741,000      @@      Dominican Republic Intl. Bond,
                              9.040%, due 01/23/13                                       566,297
       746,000      @@      Ecuador Government Intl.
                              Bond, 7.000%, due 08/15/30                                 579,195
       765,000     @@,S     Mexico Government Intl.
                              Bond, 4.625%, due 10/08/08                                 776,475
     1,198,000     @@,L     Mexico Government Intl.
                              Bond, 6.625%, due 03/03/15                               1,242,925
       797,219      @@      Panama Government Intl.
                              Bond, 1.938%, due 07/17/16                                 697,142
       106,000     @@,L     Panama Government Intl.
                              Bond, 9.375%, due 07/23/12                                 121,370
       315,000      @@      Peru Government Intl. Bond,
                              4.500%, due 03/07/17                                       282,987
       551,000      @@      Peru Government Intl. Bond,
                              9.125%, due 02/21/12                                       617,120
     1,113,000      @@      Philippine Government Intl.
                              Bond, 9.875%, due 01/15/19                               1,182,563
       743,000      @@      Republic of Bulgaria, 8.250%,
                              due 01/15/15                                               880,050
       421,000      @@      Republic of Salvador, 7.750%,
                              due 01/24/23                                               447,616
     2,750,000      @@      Russia Government Intl. Bond,
                              5.000%, due 03/31/30                                     2,643,437
       211,000      @@      Turkey Government Intl. Bond,
                              9.500%, due 01/15/14                                       244,760
     1,454,000     @@,S     Turkey Government Intl. Bond,
                              12.375%, due 06/15/09                                    1,868,389
       350,000     @@,L     Ukraine Government Intl.
                              Bond, 7.650%, due 06/11/13                                 365,750
       251,536    #,@@,S    Ukraine Government Intl.
                              Bond, 11.000%, due 03/15/07                                280,334
       217,000      @@      Uruguay Government Intl.
                              Bond, 7.250%, due 02/15/11                                 188,248
       504,000     @@,L     Uruguay Government Intl.
                              Bond, 7.500%, due 03/15/15                                 405,720
     1,028,000      @@      Venezuela Government Intl.
                              Bond, 9.250%, due 09/15/27                                 940,620
       990,000    #,@@,L    Venezuela Government Intl.
                              Bond, 10.750%, due 09/19/13                              1,061,775
                                                                                 ---------------
                            Total Other Bonds
                              (Cost $19,387,520)                                      21,239,267
                                                                                 ---------------
                            Total Long-Term Investments
                              (Cost $1,285,050,524)                                1,399,720,832
                                                                                 ---------------

SHORT-TERM INVESTMENTS: 3.3%

                            COMMERCIAL PAPER: 1.7%
     5,200,000       S      Concord Minuteman Cap
                              B-CPIB 1.180%, due 01/05/05                              5,202,033
     1,500,000       S      Concord Minuteman Cap
                              B-CPIB 1.180%, due 01/10/05                              1,500,000
     5,600,000       S      Concord Minuteman Cap
                              B-CPIB 1.180%, due 01/10/05,                             5,600,000
     1,500,000       S      General Motors Acceptance
                              Corp., 1.370%, due 01/08/04                              1,499,670
     3,000,000       S      General Motors Acceptance
                              Corp., 1.350%, due 01/09/04                              2,999,220
     6,000,000       S      Royal Bank of Scotland,
                              1.410%, due 10/21/04                                     6,006,540
                                                                                 ---------------
                                                                                      22,807,463
                                                                                 ---------------

                            REPURCHASE AGREEMENT: 1.6%
$   22,240,000       S      Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $22,241,223 to be received
                              upon repurchase
                              (Collateralized by various
                              U.S. Government Agency
                              Obligations, 0.000%-6.704%,
                              Market Value $22,684,928,
                              due 01/09/04-11/15/30)                             $    22,240,000
                                                                                 ---------------
                                                                                      22,240,000
                                                                                 ---------------
                            Total Short-term Investments
                              (Cost $45,038,204)                                      45,047,463
                                                                                 ---------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $1,330,088,728)*                    105.0%          $ 1,444,768,295
                                                                                 ---------------
                     OTHER ASSETS AND
                       LIABILITIES-NET                            (5.0)              (69,025,498)
                                                                 -----           ---------------
                     NET ASSETS                                  100.0%          $ 1,375,742,797
                                                                 =====           ===============

@      Non-income producing security
@@     Foreign Issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
W      When-issued or delayed delivery security.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
**     Defaulted security
S Segregated securities for futures, when-issued or delayed delivery securities held at December 31,2003.
C      Bond may be called prior to maturity date.
* Cost for federal income tax purposes is $1,356,748,851. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                                      $   95,853,533
              Gross Unrealized Depreciation                                          (7,834,089)
                                                                                 --------------
              Net Unrealized Appreciation                                        $   88,019,444
                                                                                 ==============

Information concerning open futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION  UNREALIZED
                CONTRACTS      VALUE         DATE     GAIN/(LOSS)
                -------------------------------------------------
LONG CONTRACT
U.S. 2 Year
Treasury Note      124     $  26,541,813    Mar-04    $  198,943
                           =============              ==========

SHORT CONTRACT
U.S. 10 Year
Treasury Note      248     $ (27,841,876)   Mar-04    $ (481,741)
                           =============              ==========

                 See Accompanying Notes to Financial Statements

ING
VP
Growth and
Income Portfolio                PORTFOLIO OF INVESTMENTS as of December 31, 2003

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMON STOCK: 99.2%
                            AEROSPACE/DEFENSE: 1.0%
       400,000      L       United Technologies Corp.                            $   37,908,000
                                                                                 --------------
                                                                                     37,908,000
                                                                                 --------------
                            AGRICULTURE: 0.5%
       350,000      L       Altria Group, Inc.                                       19,047,000
                                                                                 --------------
                                                                                     19,047,000
                                                                                 --------------
                            APPAREL: 0.6%
       630,000              Jones Apparel Group, Inc.                                22,194,900
                                                                                 --------------
                                                                                     22,194,900
                                                                                 --------------
                            AUTO MANUFACTURERS: 2.0%
     4,700,000      L       Ford Motor Co.                                           75,200,000
                                                                                 --------------
                                                                                     75,200,000
                                                                                 --------------
                            BANKS: 7.0%
       945,000      L       Bank of America Corp.                                    76,006,350
       770,000              Bank One Corp.                                           35,104,300
     1,900,000      L       Wachovia Corp.                                           88,521,000
     1,100,000      L       Wells Fargo & Co.                                        64,779,000
                                                                                 --------------
                                                                                    264,410,650
                                                                                 --------------
                            BEVERAGES: 1.9%
       910,000      L       Coca-Cola Co.                                            46,182,500
       549,300              PepsiCo, Inc.                                            25,608,366
                                                                                 --------------
                                                                                     71,790,866
                                                                                 --------------
                            BIOTECHNOLOGY: 1.3%
       785,000     @,L      Amgen, Inc.                                              48,513,000
                                                                                 --------------
                                                                                     48,513,000
                                                                                 --------------
                            BUILDING MATERIALS: 1.3%
       481,600      @       American Standard Cos., Inc.                             48,497,120
                                                                                 --------------
                                                                                     48,497,120
                                                                                 --------------
                            CHEMICALS: 1.2%
     1,000,000      L       Du Pont EI de Nemours & Co.                              45,890,000
                                                                                 --------------
                                                                                     45,890,000
                                                                                 --------------
                            COMMERCIAL SERVICES: 1.2%
       669,700      L       Equifax, Inc.                                            16,407,650
       556,000      L       H&R Block, Inc.                                          30,785,720
                                                                                 --------------
                                                                                     47,193,370
                                                                                 --------------
                            COMPUTERS: 0.8%
       950,000      @       Dell, Inc.                                               32,262,000
                                                                                 --------------
                                                                                     32,262,000
                                                                                 --------------
                            COSMETICS/PERSONAL CARE: 1.7%
       665,000      L       Procter & Gamble Co.                                     66,420,200
                                                                                 --------------
                                                                                     66,420,200
                                                                                 --------------
                            DIVERSIFIED FINANCIAL SERVICES: 12.0%
       921,700      L       Bear Stearns Cos., Inc.                                  73,689,915
     2,400,000              Citigroup, Inc.                                         116,496,000
     1,409,600     @,L      E*TRADE Group, Inc.                                      17,831,440
       180,000      L       Fannie Mae                                               13,510,800
       135,000              Freddie Mac                                               7,873,200
     2,600,000              JP Morgan Chase & Co.                                    95,498,000
       735,000              Lehman Brothers Holdings, Inc.                           56,756,700
     1,170,600      L       Merrill Lynch & Co., Inc.                                68,655,690
                                                                                 --------------
                                                                                    450,311,745
                                                                                 --------------
                            ELECTRIC: 0.6%
     1,000,000      @       Edison Intl.                                         $   21,930,000
                                                                                 --------------
                                                                                     21,930,000
                                                                                 --------------
                            ELECTRONICS: 0.3%
       500,000      L       Applera Corp. - Applied
                              Biosystems Group                                       10,355,000
                                                                                 --------------
                                                                                     10,355,000
                                                                                 --------------
                            ENTERTAINMENT: 1.8%
     1,950,000      L       International Game
                              Technology                                             69,615,000
                                                                                 --------------
                                                                                     69,615,000
                                                                                 --------------
                            HEALTHCARE-PRODUCTS: 4.2%
       650,000              Bausch & Lomb, Inc.                                      33,735,000
       150,000              CR Bard, Inc.                                            12,187,500
       665,000     @,L      Guidant Corp.                                            40,033,000
     1,140,000      L       Johnson & Johnson                                        58,892,400
       220,000      @       St. Jude Medical, Inc.                                   13,497,000
                                                                                 --------------
                                                                                    158,344,900
                                                                                 --------------
                            HEALTHCARE-SERVICES: 2.4%
       775,000      L       UnitedHealth Group, Inc.                                 45,089,500
       475,000      @       WellPoint Health Networks                                46,070,250
                                                                                 --------------
                                                                                     91,159,750
                                                                                 --------------
                            HOME BUILDERS: 1.3%
       250,000              Centex Corp.                                             26,912,500
       265,000              Ryland Group, Inc.                                       23,489,600
                                                                                 --------------
                                                                                     50,402,100
                                                                                 --------------
                            INSURANCE: 2.6%
     1,000,000      L       American Intl. Group                                     66,280,000
       275,000              Loews Corp.                                              13,598,750
       475,000              Prudential Financial, Inc.                               19,840,750
                                                                                 --------------
                                                                                     99,719,500
                                                                                 --------------
                            INTERNET: 3.2%
     1,400,000     @,L      Amazon.Com, Inc.                                         73,696,000
       760,000     @,L      eBay, Inc.                                               49,088,400
                                                                                 --------------
                                                                                    122,784,400
                                                                                 --------------
                            MEDIA: 3.6%
       250,000      L       Echostar
                              Communications Corp.                                    8,500,000
       271,800              McGraw-Hill Cos., Inc.                                   19,004,256
       500,000      L       Tribune Co.                                              25,800,000
     2,625,000      L       Walt Disney Co.                                          61,241,250
       800,000     @,L      XM Satellite Radio
                              Holdings, Inc.                                         21,088,000
                                                                                 --------------
                                                                                    135,633,506
                                                                                 --------------
                            MISCELLANEOUS MANUFACTURING: 5.8%
       500,000      L       Eastman Kodak Co.                                        12,835,000
     1,448,000              General Electric Co.                                     44,859,040
     2,450,000              Honeywell Intl., Inc.                                    81,903,500
       490,000              ITT Industries, Inc.                                     36,362,900
       367,700     @,L      SPX Corp.                                                21,624,437
       786,000      @@      Tyco Intl. Ltd.                                          20,829,000
                                                                                 --------------
                                                                                    218,413,877
                                                                                 --------------
                            OFFICE/BUSINESS EQUIPMENT: 1.3%
     3,498,900     @,L      Xerox Corp.                                              48,284,820
                                                                                 --------------
                                                                                     48,284,820
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Growth and
Income Portfolio    PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

SHARES                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            OIL AND GAS: 4.3%
       430,000              Devon Energy Corp.                                   $   24,621,800
     2,545,500              Exxon Mobil Corp.                                       104,365,500
       772,500              Occidental Petroleum Corp.                               32,630,400
                                                                                 --------------
                                                                                    161,617,700
                                                                                 --------------

                            OIL AND GAS SERVICES: 0.4%
       360,000      @       Cooper Cameron Corp.                                     16,776,000
                                                                                 --------------
                                                                                     16,776,000
                                                                                 --------------

                            PACKAGING AND CONTAINERS: 0.5%
       724,900      @       Pactiv Corp.                                             17,325,110
                                                                                 --------------
                                                                                     17,325,110
                                                                                 --------------

                            PHARMACEUTICALS: 3.8%
     1,450,000              Merck & Co., Inc.                                        66,990,000
     1,210,000              Pfizer, Inc.                                             42,749,300
       788,775     @,L      Watson Pharmaceuticals, Inc.                             36,283,650
                                                                                 --------------
                                                                                    146,022,950
                                                                                 --------------

                            RETAIL: 5.0%
       199,000     @,L      Advance Auto Parts                                       16,198,600
       750,000              CVS Corp.                                                27,090,000
     2,540,000      L       Gap, Inc.                                                58,953,400
       500,000              Limited Bra                                               9,015,000
       700,000              RadioShack Corp.                                         21,476,000
     1,081,900      L       Wal-Mart Stores, Inc.                                    57,394,795
                                                                                 --------------
                                                                                    190,127,795
                                                                                 --------------

                            SAVINGS AND LOANS: 1.3%
     1,250,000      L       Washington Mutual, Inc.                                  50,150,000
                                                                                 --------------
                                                                                     50,150,000
                                                                                 --------------

                            SEMICONDUCTORS: 4.1%
     3,537,200              Intel Corp.                                             113,897,840
     2,250,000     @,L      LSI Logic Corp.                                          19,957,500
       633,400     @,L      PMC - Sierra, Inc.                                       12,763,010
       186,800     @,L      Qlogic Corp.                                              9,638,880
                                                                                 --------------
                                                                                    156,257,230
                                                                                 --------------

                            SOFTWARE: 7.3%
       660,000     @,L      Electronic Arts, Inc.                                    31,534,800
     6,886,600      L       Microsoft Corp.                                         189,656,964
     4,314,400      @       Oracle Corp.                                             56,950,080
                                                                                 --------------
                                                                                    278,141,844
                                                                                 --------------

                            TELECOMMUNICATIONS: 11.3%
     6,423,000     @,L      AT&T Wireless Services, Inc.                             51,319,770
       685,000              Bellsouth Corp.                                          19,385,500
     5,970,000      @       Cisco Systems, Inc.                                     145,011,300
     4,700,000      L       Motorola, Inc.                                           66,129,000
     3,483,700     @,L      Nextel Communications, Inc.                              97,752,622
       600,000      L       Qualcomm, Inc.                                           32,358,000
       690,000      L       Scientific-Atlanta, Inc.                                 18,837,000
                                                                                 --------------
                                                                                    430,793,192
                                                                                 --------------

                            TRANSPORTATION: 1.6%
       820,000      L       United Parcel Service, Inc.                              61,131,000
                                                                                 --------------
                                                                                     61,131,000
                                                                                 --------------
                            Total Common Stock
                              (Cost $3,118,354,934)                               3,764,624,525
                                                                                 --------------
PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                            OIL AND GAS: 0.0%
$   532,000                 Devon Energy Corp.,
                              4.90%, due 08/15/08                               $       545,965
    727,000                 Devon Energy Corp.,
                              4.95%, due 08/15/08                                       746,084
                                                                                ---------------
                            Total Corporate Bonds
                              (Cost $930,246)                                         1,292,049
                                                                                ---------------
                            Total Long-Term Investments
                              (Cost $3,119,285,180)                               3,765,916,574
                                                                                ---------------
SHORT-TERM INVESTMENTS: 0.8%

                 REPURCHASE AGREEMENT: 0.8%
 30,634,000      Goldman Sachs Repurchase
                   Agreement dated 12/31/03, 0.990%,
                   due 01/02/04, $30,635,685 to be
                   received upon repurchase
                   (Collateralized by various
                   U.S. Government Agency
                   Obligations, 0.000%-6.875%,
                   Market Value $31,261,051,
                   due 01/30/04-2/15/23)                                             30,634,000
                                                                                ---------------
                 Total Short-term Investments
                   (Cost $30,634,000)                                                30,634,000
                                                                                ---------------
                 TOTAL INVESTMENTS IN
                   SECURITIES (COST
                   $3,149,919,180)*                           100.0%            $ 3,796,550,574
                 OTHER ASSETS AND
                   LIABILITIES-NET                              0.0                     613,635
                                                              -----             ---------------
                 NET ASSETS                                   100.0%            $ 3,797,164,209
                                                              =====             ===============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depositary Receipt
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is $3,239,301,478. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                  $   577,905,711
                 Gross Unrealized Depreciation                                      (20,656,615)
                                                                                ---------------
                 Net Unrealized Appreciation                                    $   557,249,096
                                                                                ===============

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio                       PORTFOLIO OF INVESTMENTS as of December 31, 2003

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE BONDS: 31.1%
                            AGRICULTURE: 0.0%
$      145,000     #,S      Dimon, Inc., 7.750%,
                              due 06/01/13                                       $      150,075
                                                                                 --------------
                                                                                        150,075
                                                                                 --------------
                            AIRLINES: 2.1%
     2,555,000     S,L      American Airlines Inc,
                              6.817%, due 05/23/11                                    2,302,304
     8,226,000     S,L       American Airlines, Inc.,
                              7.024%, due 10/15/09                                    8,215,338
     4,447,000      S       American Airlines, Inc.,
                              7.324%, due 10/15/09                                    3,848,510
     2,476,000              Continental Airlines Inc,
                              7.875%, due 07/02/18                                    2,492,082
     1,824,451      L       Continental Airlines, Inc.,
                              6.545%, due 08/02/20                                    1,804,299
     1,441,830              Continental Airlines, Inc.,
                              6.900%, due 07/02/19                                    1,424,083
     1,022,000      S       Delta Air Lines, Inc.,
                              7.299%, due 09/18/06                                      922,930
     1,152,000      S       Delta Air Lines, Inc.,
                              7.779%, due 11/18/05                                    1,060,469
     2,954,289              US Airways Pass Through Trust,
                             6.850%, due 01/30/18                                     2,828,530
                                                                                 --------------
                                                                                     24,898,545
                                                                                 --------------

                            AUTO MANUFACTURERS: 0.9%
     3,989,000              Ford Motor Co., 6.375%,
                              due 02/01/29                                            3,569,126
       880,000              Ford Motor Co., 6.625%,
                              due 10/01/28                                              811,840
     5,230,000      L       General Motors Corp.,
                              8.375%, due 07/15/33                                    6,089,305
                                                                                 --------------
                                                                                     10,470,271
                                                                                 --------------

                            AUTO PARTS & EQUIPMENT: 0.0%
        45,000      S       HLI Operating Co Inc,
                              10.500%, due 06/15/10                                      52,031
        70,000      #       TRW Automotive, Inc.,
                              11.000%, due 02/15/13                                      82,775
                                                                                 --------------
                                                                                        134,806
                                                                                 --------------

                            BANKS: 5.1%
     3,006,000     #,@@     Banco Bradesco SA, 8.750%,
                              due 10/24/13                                            3,156,300
     2,267,000      S       Bank of America Corp.,
                              6.375%, due 02/15/08                                    2,514,037
       569,000      #       BankAmerica Institutional,
                              Class B, 7.700%,
                              due 12/31/26                                              638,710
     1,105,000              BankBoston Capital Trust III,
                              1.920%, due 06/15/27                                    1,058,262
       294,000              BankBoston Corp., 1.780%,
                              due 06/08/28                                              275,480
       289,000              Barnett Capital I, 8.060%,
                              due 12/01/26                                              330,868
       695,000              Barnett Capital II, 7.950%,
                              due 12/01/26                                              791,295
       810,000              BNY Capital I, 7.970%,
                              due 12/31/26                                              912,013
       856,000              Chase Capital VI, 1.788%,
                             due 08/01/28                                               809,085
$    1,711,000       #      Corestates Capital Trust II,
                              1.800%, due 01/15/27                               $    1,620,534
     8,356,000      #,L     Dresdner Funding Trust I,
                              8.151%, due 06/30/31                                    9,566,432
       289,000              FBS Capital I, 8.090%,
                              due 11/15/26                                              331,822
     1,560,000              First Union Institutional
                              Capital II, 7.850%,
                              due 01/01/27                                            1,768,469
       885,000              Fleet Capital Trust II, 7.920%,
                              due 12/11/26                                              999,014
     3,237,000     #,@@,L   HBOS PLC, 5.375%,
                              due 11/29/49                                            3,243,565
       735,000     @@,C     Hongkong & Shanghai
                              Banking Corp. Ltd.,
                              1.313%, due 07/29/49                                      600,627
       960,000     @@,C     HSBC Bank PLC, 1.350%,
                              due 06/29/49                                              773,180
     3,778,000     @@,S     HSBC Holdings PLC, 7.500%,
                              due 07/15/09                                            4,422,508
     2,186,000              M & T Bank Corp., 3.850%,
                              due 04/01/13                                            2,173,656
     4,770,000              Mellon Capital I, 7.720%,
                              due 12/01/26                                            5,364,265
     1,450,000     @@,C     National Westminster Bank
                              PLC, 1.313%, due 11/29/49                               1,205,310
       576,000              Nationsbank Cap Trust III,
                              1.700%, due 01/15/27                                      543,166
     2,415,000              NB Capital Trust IV, 8.250%,
                              due 04/15/27                                            2,804,607
     2,670,000      #       Rabobank Capital Funding II,
                              5.260%, due 12/29/49                                    2,679,874
     1,622,000      L       RBS Capital Trust I, 4.709%,
                              due 12/29/49                                            1,554,385
       890,000     @@,C     Societe Generale, 1.309%,
                              due 11/29/49                                              722,216
       570,000     @@,C     Standard Chartered PLC,
                              1.250%, due 07/29/49                                      416,297
     1,710,000     @@,C     Standard Chartered PLC,
                              1.275%, due 01/29/49                                    1,297,907
     3,860,000     @@,C     Standard Chartered PLC,
                              1.400%, due 12/29/49                                    2,899,790
     4,710,000     @@,C     Standard Chartered PLC,
                              1.500%, due 11/29/49                                    3,530,508
       764,000              Wachovia Capital Trust II,
                              1.650%, due 01/15/27                                      722,952
     2,351,000     S,L      Wells Fargo & Co., 3.120%,
                              due 08/15/08                                            2,324,979
       470,000      #       Wells Fargo Capital A,
                              7.730%, due 12/01/26                                      526,116
                                                                                 --------------
                                                                                     62,578,229
                                                                                 --------------

                            BEVERAGES: 0.8%
     4,088,000   #, @@, L   Cia Brasileira de Bebidas,
                              8.750%, due 09/15/13                                    4,353,720
       893,000     S,L      Constellation Brands, Inc.,
                              8.000%, due 02/15/08                                      995,695
     3,591,000     #,S      Miller Brewing Co., 4.250%,
                              due 08/15/08                                            3,642,660
                                                                                 --------------
                                                                                      8,992,075
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            CHEMICALS: 0.1%
$      898,000     S,L      Dow Chemical Co., 5.750%,
                              due 11/15/09                                       $      962,643
                                                                                 --------------
                                                                                        962,643
                                                                                 --------------

                            COMMERCIAL SERVICES: 0.3%
       616,000     @@,S     Quebecor Media, Inc.,
                              11.125%, due 07/15/11                                     716,100
     2,230,000     S,L      United Rentals North
                              America, Inc., 10.750%,
                              due 04/15/08                                            2,519,900
                                                                                 --------------
                                                                                      3,236,000
                                                                                 --------------

                            DIVERSIFIED FINANCIAL SERVICES: 3.3%
     3,365,000      S       Boeing Capital Corp.,
                              7.375%, due 09/27/10                                    3,873,155
     4,840,000    #,@@,S    Brazilian Merchant Voucher
                              Receivables Ltd., 5.911%,
                              due 06/15/11                                            4,743,199
       444,000              CitiCorp Capital I, 7.933%,
                              due 02/15/27                                              513,510
       487,000              Citigroup Capital II, 7.750%,
                              due 12/01/36                                              550,836
     1,119,000      #       Corestates Capital Trust I,
                              8.000%, due 12/15/26                                    1,273,525
     3,535,000     S,L      Countrywide Home Loans,
                              Inc., 4.250%, due 12/19/07                              3,649,082
        65,000     @@,#     Eircom Funding, 8.250%,
                              due 08/15/13                                               72,313
       118,000     #,L      Farmers Exchange Capital,
                              7.050%, due 07/15/28                                      110,754
     2,935,000     #,L      Farmers Exchange Capital,
                              7.200%, due 07/15/48                                    2,638,671
     1,703,000      S       Ford Motor Credit Co,
                              7.375%, due 02/01/11                                    1,858,743
       272,000     S,L      Ford Motor Credit Co.,
                              5.625%, due 10/01/08                                      279,521
        18,933     #,S      Hollinger Participation Trust,
                              12.125%, due 11/15/10                                      22,578
     5,069,000     XX,#     Mangrove Bay Pass-Through
                              Trust, 6.102%, due 07/15/33                             4,996,715
     1,231,000      S       Nexstar Finance, Inc.,
                              12.000%, due 04/01/08                                   1,394,108
     2,624,000      #       OneAmerica Financial
                              Partners, Inc., 7.000%,
                              due 10/15/33                                            2,605,658
     2,660,000    #,@@,S    PF Export Receivables Master
                              Trust, 3.748%, due 06/01/13                             2,594,365
     2,695,418    #,@@      PF Export Receivables Master
                              Trust, 6.436%, due 06/01/15                             2,749,556
       715,000      S       Power Receivable Finance LLC,
                              6.290%, due 01/01/12                                      746,939
     1,802,000      S       Takefuji Corp, 9.200%,
                              due 04/15/11                                            1,999,440
       501,000      S       Technical Olympic USA, Inc.,
                              9.000%, due 07/01/10                                      541,080
       250,000      S       Technical Olympic USA, Inc.,
                              10.375%, due 07/01/12                                     281,250
        50,000     #,S      Universal City Development
                              Partners, 11.750%,
                              due 04/01/10                                               58,750
     1,340,000      #       Wachovia Capital Trust V,
                              7.965%, due 06/01/27                                    1,547,168
                                                                                 --------------
                                                                                     39,100,916
                                                                                 --------------

                            ELECTRIC: 3.0%
$    1,700,000    #,S,L     Consumers Energy Co.,
                              4.250%, due 04/15/08                               $    1,718,644
     2,287,000    #,S,L     Consumers Energy Co.,
                              4.800%, due 02/17/09                                    2,340,342
     1,038,000     @@,S     Empresa Nacional de
                              Electricidad SA/Chile,
                              7.750%, due 07/15/08                                    1,134,319
     7,402,000      @@      Empresa Nacional de
                              Electricidad SA/Chile,
                              8.350%, due 08/01/13                                    8,337,730
       576,000              Enserch Capital I, 2.510%,
                              due 07/01/28                                              502,390
        19,000              Enterprise Capital Trust II,
                              2.360%, due 06/30/28                                       16,809
     4,364,000              Firstenergy Corp., 7.375%,
                              due 11/15/31                                            4,480,283
     3,426,000     #,S      Indianapolis Power & Light,
                              6.300%, due 07/01/13                                    3,540,768
     1,598,000      S       Nisource Finance Corp.,
                              7.625%, due 11/15/05                                    1,746,576
     3,329,000    #, S      Ohio Edison Co., 4.000%,
                              due 05/01/08                                            3,258,825
     4,665,000              Ohio Power Co., 6.375%,
                              due 07/15/33                                            4,680,110
     2,152,000    #,S,L     PG&E Corp., 6.875%,
                              due 07/15/08                                            2,340,300
       715,000     #,S      Power Contract Financing
                              LLC, 5.200%, due 02/01/06                                 726,099
       715,000     #,S      Power Contract Financing
                              LLC, 6.256%, due 02/01/10                                 754,994
                                                                                 --------------
                                                                                     35,578,189
                                                                                 --------------

                            ELECTRONICS: 0.0%
       155,000      S         Stoneridge, Inc., 11.500%,
                               due 05/01/12                                             183,675
                                                                                 --------------
                                                                                        183,675
                                                                                 --------------

                            ENTERTAINMENT: 0.2%
       996,000     L        Cinemark USA, Inc., 9.000%,
                              due 02/01/13                                            1,125,480
       986,000     S,L      Six Flags, Inc., 9.750%,
                              due 06/15/07                                            1,034,068
                                                                                 --------------
                                                                                      2,159,548
                                                                                 --------------

                            ENVIRONMENTAL CONTROL: 0.2%
     2,721,000      S       Allied Waste North America,
                               7.625%, due 01/01/06                                   2,877,458
                                                                                 --------------
                                                                                      2,877,458
                                                                                 --------------

                            Food: 1.3%
     1,300,000              Kroger Co., 5.500%,
                              due 02/01/13                                            1,324,567
     1,656,000      S       Kroger Co., 7.250%,
                              due 06/01/09                                            1,888,678
     2,908,000      S       Safeway, Inc., 4.800%,
                              due 07/16/07                                            3,020,746
     4,180,000      S       Supervalu, Inc., 7.875%,
                              due 08/01/09                                            4,881,342
     3,898,000      S       Tyson Foods, Inc., 7.250%,
                              due 10/01/06                                            4,274,227
                                                                                 --------------
                                                                                     15,389,560
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            FOREST PRODUCTS & PAPER: 0.8%
$    2,280,000    @@,S,     Abitibi-Consolidated, Inc.,
                              6.950%, due 12/15/06                               $    2,389,025
     1,267,000    @@,S,L    Abitibi-Consolidated, Inc.,
                              6.950%, due 04/01/08                                    1,328,864
     1,980,000      S       Georgia-Pacific Corp.,
                              8.875%, due 02/01/10                                    2,267,100
     2,879,000              Weyerhaeuser Co., 7.375%,
                              due 03/15/32                                            3,140,073
                                                                                 --------------
                                                                                      9,125,062
                                                                                 --------------

                            HOME BUILDERS: 0.0%
        60,000      S       Meritage Corp., 9.750%,
                              due 06/01/11                                               67,350
        10,000              Standard-Pacific Corp.,
                              7.750%, due 03/15/13                                       10,650
                                                                                 --------------
                                                                                         78,000
                                                                                 --------------

                            INSURANCE: 0.9%
     3,353,000      #       Farmers Insurance Exchange,
                              8.625%, due 05/01/24                                    3,514,149
     2,318,000     #,S      Monumental Global
                              Funding II, 3.850%,
                              due 03/03/08                                            2,340,955
     3,798,000     #,L      Zurich Capital Trust I, 8.376%,
                              due 06/01/37                                            4,374,570
                                                                                 --------------
                                                                                     10,229,674
                                                                                 --------------

                            LEISURE TIME: 0.1%
     1,611,000    @@,S,L    Royal Caribbean Cruises Ltd.,
                              7.000%, due 10/15/07                                    1,715,715
                                                                                 --------------
                                                                                      1,715,715
                                                                                 --------------
                            LODGING: 0.8%
     1,736,000     S,L      Mandalay Resort Group,
                              10.250%, due 08/01/07                                   2,005,080
     2,603,000     S,L      MGM Mirage, 6.000%,
                              due 10/01/09                                            2,687,598
     2,603,000      S       Park Place Entertainment
                              Corp., 9.375%, due 02/15/07                             2,954,405
     1,563,000      S       Starwood Hotels & Resorts
                              Worldwide, Inc., 7.375%,
                              due 05/01/07                                            1,695,855
                                                                                 --------------
                                                                                      9,342,938
                                                                                 --------------

                            MEDIA: 1.2%
     1,213,000     S,L      AOL Time Warner, Inc.,
                              6.875%, due 05/01/12                                    1,367,633
     1,611,000      #       CCO Holdings Capital Corp.,
                              8.750%, due 11/15/13                                    1,647,248
     1,162,000      L       CSC Holdings, Inc., 10.500%,
                              due 05/15/16                                            1,336,300
     1,856,000     #,L      Dex Media, Inc., 8.000%,
                              due 11/15/13                                            1,958,079
       978,000              DirecTV Holdings LLC,
                              8.375%, due 03/15/13                                    1,139,370
     1,036,000    #,S,L     Echostar DBS Corp., 4.410%,
                            due 10/01/08                                              1,083,915
     1,424,000   @@, #,S,L  Echostar DBS Corp., 5.750%,
                              due 10/01/08                                            1,447,140
        60,000     S,L      Paxson Communications Corp.,
                              10.750%, due 07/15/08                                      65,775
$      125,000      S       Salem Communications
                              Holding Corp., 9.000%,
                              due 07/01/11                                       $      136,563
       991,000     S,L      Spanish Broadcasting System,
                              9.625%, due 11/01/09                                    1,062,848
     1,727,000              Time Warner, Inc., 6.950%,
                              due 01/15/28                                            1,851,121
       846,000      S       Young Broadcasting, Inc.,
                              8.500%, due 12/15/08                                      913,680
                                                                                 --------------
                                                                                     14,009,672
                                                                                 --------------

                            MISCELLANEOUS MANUFACTURING: 0.3%
     4,036,000      L       General Electric Co., 5.000%,
                              due 02/01/13                                            4,089,142
                                                                                 --------------
                                                                                      4,089,142
                                                                                 --------------

                            MULTI-NATIONAL: 0.6%
    3,860,000       @@      Corp Andina de Fomento
                              CAF, 5.200%, due 05/21/13                               3,850,412
    3,539,000     @@,S      Corp Andina de Fomento
                              CAF, 6.875%, due 03/15/12                               3,934,218
                                                                                 --------------
                                                                                      7,784,630
                                                                                 --------------

                            OIL AND GAS: 2.1%
     1,547,000      S       Chesapeake Energy Corp.,
                              9.000%, due 08/15/12                                    1,786,785
        50,000     #,S      Energy Partners Ltd., 8.750%,
                              due 08/01/10                                               52,250
     3,342,000              Enterprise Products Partners
                              LP, 6.875%, due 03/01/33                                3,349,971
     9,282,000      @@      Husky Oil Co., 8.900%,
                              due 08/15/28                                           10,767,120
     4,613,000              Pemex Project Funding Master
                              Trust, 7.375%, due 12/15/14                             4,947,443
     1,895,000      L       Valero Energy Corp., 7.500%,
                              due 04/15/32                                            2,118,511
     1,873,000              Valero Energy Corp., 8.750%,
                              due 06/15/30                                            2,344,237
                                                                                 --------------
                                                                                     25,366,317
                                                                                 --------------

                            PACKAGING AND CONTAINERS: 1.0%
     1,239,000    @@,#,L    Crown European Holdings SA,
                              10.875%, due 03/01/13                                   1,463,569
     2,968,000     #,S      Owens-Brockway, 8.875%,
                              due 02/15/09                                            3,268,510
     3,391,000    #,S,L     Sealed Air Corp., 5.625%,
                              due 07/15/13                                            3,476,351
     3,776,000     #,S      Sealed Air Corp., 6.950%,
                              due 05/15/09                                            4,248,514
                                                                                 --------------
                                                                                     12,456,944
                                                                                 --------------

                            PIPELINES: 1.0%
     4,001,000     S,L      CenterPoint Energy Resources
                              Corp., 8.125%, due 07/15/05                             4,274,756
     7,371,000              Plains All American Pipeline
                              LP/PAA Finance Corp,
                              5.625%, due 12/15/13                                    7,472,352
       180,000     L        Southern Natural Gas Co.,
                               7.350%, due 02/15/31                                     178,650
                                                                                 --------------
                                                                                     11,925,758
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            REAL ESTATE: 1.3%
$    3,249,000      S       EOP Operating LP, 7.750%,
                              due 11/15/07                                       $    3,727,691
     3,744,000     S,L      Liberty Property LP, 7.750%,
                              due 04/15/09                                            4,378,406
       548,000      S       Liberty Property Trust,
                              6.375%, due 08/15/12                                      590,765
     2,190,000      S       Simon Property Group LP,
                              4.875%, due 03/18/10                                    2,235,208
     4,152,000     S,L      Simon Property Group LP,
                              6.375%, due 11/15/07                                    4,582,799
                                                                                 --------------
                                                                                     15,514,869
                                                                                 --------------

                            RETAIL: 0.0%
       115,000     S,L      Dollar General Corp., 8.625%,
                              due 06/15/10                                              129,806
                                                                                 --------------
                                                                                        129,806
                                                                                 --------------

                            SAVINGS AND LOANS: 0.3%
     3,640,000      S       Washington Mutual, Inc.,
                              4.375%, due 01/15/08                                    3,745,484
                                                                                 --------------
                                                                                      3,745,484
                                                                                 --------------

                            SEMICONDUCTORS: 0.0%
        65,000     #,L      Amkor Technology, Inc.,
                              7.750%, due 05/15/13                                       70,038
                                                                                 --------------
                                                                                         70,038
                                                                                 --------------

                            TELECOMMUNICATIONS: 3.4%
       336,000    #,S,L     ACC Escrow Corp., 10.000%,
                              due 08/01/11                                              376,320
     1,168,000    #,S,L     American Tower Corp.,
                              9.375%, due 02/01/09                                    1,249,760
       497,000    #,S,L     American Towers, Inc.,
                              7.250%, due 12/01/11                                      508,183
     7,597,000     S,L      AT&T Corp., 8.050%,
                              due 11/15/11                                            8,759,629
     3,213,000     S,L      AT&T Wireless Services, Inc.,
                              8.125%, due 05/01/12                                    3,785,393
     1,001,000    @,S,L,**  MCI Communications Corp.,
                              0.000%, due 08/15/06                                      810,810
       993,000      L       Nextel Communications, Inc.,
                              7.375%, due 08/01/15                                    1,072,440
       967,000      S       Nextel Communications, Inc.,
                              9.375%, due 11/15/09                                    1,058,865
     1,022,000    #,S,L     Qwest Corp., 9.125%,
                              due 03/15/12                                            1,177,855
     1,207,000     #,S      Qwest Services Corp.,
                              13.500%, due 12/15/10                                   1,472,540
        20,000      L       Qwest Services Corp.,
                              14.000%, due 12/15/14                                      25,550
     3,423,000      S       Sprint Capital Corp., 6.000%,
                              due 01/15/07                                            3,658,961
     3,919,000      L       Sprint Capital Corp., 6.875%,
                              due 11/15/28                                            3,837,728
     3,587,000              TCI Communications Finance,
                              9.650%, due 03/31/27                                    4,340,270
     5,962,000     S,L      Verizon Florida, Inc., 6.125%,
                              due 01/15/13                                            6,393,743
$    2,000,000              Verizon Virginia, Inc., 4.625%,
                              due 03/15/13                                       $    1,931,836
                                                                                 --------------
                                                                                     40,459,883
                                                                                 --------------
                            Total Corporate Bonds
                              (Cost $362,915,661)                                   372,755,922
                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED
  SECURITIES: 26.0%

                            AGENCY : 0.4%
     4,676,604              Vendee Mortgage Trust,
                              5.850%, due 09/15/23                                    4,743,689
                                                                                 --------------
                                                                                      4,743,689
                                                                                 --------------

                            AUTOMOBILE: 1.1%
     9,200,000              Capital Auto Receivables
                              Asset Trust, 2.750%,
                              due 04/16/07                                            9,311,280
     4,320,000              Nissan Auto Receivables
                              Owner Trust, 2.610%,
                              due 07/15/08                                            4,327,290
                                                                                 --------------
                                                                                     13,638,570
                                                                                 --------------

                            COMMERCIAL: 6.6%
     6,167,579      L       Chase Manhattan Bank-First
                              Union National Bank,
                              7.439%, due 08/15/31                                    7,180,017
     1,750,000              CS First Boston Mortgage
                              Securities Corp., 3.382%,
                              due 05/15/38                                            1,672,534
     3,712,771      L       CS First Boston Mortgage
                              Securities Corp., 3.727%,
                              due 03/15/35                                            3,678,670
     5,200,000              First Union National
                              Bank-Bank of America
                              Commercial Mortgage
                              Trust, 6.136%, due 03/15/33                             5,703,661
     7,300,000              GE Capital Commercial
                              Mortgage Corp., 6.531%,
                              due 05/15/33                                            8,191,389
     6,350,000      L       JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.162%, due 05/12/34                                    6,980,571
     9,380,000              JP Morgan Chase Commercial
                              Mortgage Securities Corp.,
                              6.244%, due 04/15/35                                   10,317,495
     7,030,000              LB-UBS Commercial Mortgage
                              Trust, 4.659%, due 12/15/26                             7,141,942
     2,000,000              LB-UBS Commercial Mortgage
                              Trust, 6.133%, due 12/15/30                             2,201,419
     5,220,000              LB-UBS Commercial Mortgage
                              Trust, 6.226%, due 03/15/26                             5,768,401
     4,500,000              LB-UBS Commercial Mortgage
                              Trust, 7.370%, due 08/15/26                             5,239,762
     9,380,000              Mortgage Capital Funding,
                              Inc., 6.663%, due 03/18/30                             10,448,672
     4,437,654              Prudential Commercial
                              Mortgage Trust, 3.669%,
                              due 02/11/36                                            4,390,179
                                                                                 --------------
                                                                                     78,914,712
                                                                                 --------------

                            CREDIT CARD: 1.1%
     8,800,000              Citibank Credit Card Issuance
                              Trust, 5.650%, due 06/16/08                             9,456,535

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            CREDIT CARD (CONTINUED)
$    3,460,000              Fleet Credit Card Master
                              Trust II, 2.400%,
                              due 07/15/08                                       $    3,469,013
                                                                                 --------------
                                                                                     12,925,548
                                                                                 --------------

                            HOME EQUITY: 3.1%
     9,163,559      XX      Bayview Financial Acquisition
                              Trust, 1.641%, due 12/28/34                             9,163,559
       695,000              Equity One Abs, Inc., 2.976%,
                              due 09/25/33                                              698,933
     6,425,471              Merrill Lynch Mortgage
                              Investors, Inc., 1.501%,
                              due 07/25/34                                            6,429,484
     2,345,873              Residential Asset Mortgage
                              Products, Inc., 1.429%,
                              due 06/25/33                                            2,344,328
     8,623,565              Residential Asset Securities
                              Corp., 1.429%, due 12/25/33                             8,623,565
     2,602,000              Residential Funding Mortgage
                              Securities II, 3.450%,
                              due 01/25/16                                            2,634,356
     7,465,000              Saxon Asset Securities Trust,
                              3.960%, due 06/25/33                                    7,356,370
                                                                                 --------------
                                                                                     37,250,595
                                                                                 --------------

                            OTHER ASSET BACKED SECURITIES: 0.8%
     3,958,906      XX      Amortizing Residential
                              Collateral Trust, 1.369%,
                              due 05/25/32                                            3,956,431
     2,154,000              Chase Funding Mortgage
                              Loan Asset-Backed
                              Certificates, 1.419%,
                              due 07/25/33                                            2,155,402
     3,256,000              Residential Asset Mortgage
                              Products, Inc., 2.140%,
                              due 02/25/30                                            3,182,986
                                                                                 --------------
                                                                                      9,294,819
                                                                                 --------------

                            WHOLE LOAN COLLATERALIZED MORTGAGE: 9.1%
     1,517,505              Bank of America Alternative
                              Loan Trust, 5.500%,
                              due 02/25/33                                            1,564,508
    10,450,392      XX      Bank of America Mortgage
                              Securities, 1.570%,
                              due 12/25/33                                           10,456,923
     3,484,286              Bank of America Mortgage
                              Securities, 4.413%,
                              due 03/25/33                                            3,536,721
     3,555,417      XX      Bank of America Mortgage
                              Securities, 5.500%,
                              due 11/25/33                                            3,535,418
     5,150,036              Bear Stearns Asset Backed
                              Securities, Inc., 5.625%,
                              due 11/25/32                                            5,239,067
     5,497,448              Citicorp Mortgage Securities,
                              Inc., 1.619%, due 10/25/33                              5,483,868
     3,552,501              Countrywide Alternative
                              Loan Trust, 1.519%,
                              due 07/25/18                                            3,545,518
     7,305,000              CS First Boston Mortgage
                              Securities Corp., 4.187%,
                              due 10/25/33                                            7,298,605
$   11,921,113              MASTR Alternative Loans
                              Trust, 6.500%, due 05/25/33                        $   12,315,831
     4,555,325      XX      MASTR Asset Securitization
                              Trust, 1.591%, due 11/25/33                             4,557,462
     3,047,355              MASTR Asset Securitization
                              Trust, 8.000%, due 06/25/33                             3,278,812
    12,496,000      XX      MLCC Mortgage Investors Inc,
                              1.469%, due 01/25/29                                   12,496,000
     7,296,192              Residential Accredit Loans,
                              Inc., 1.569%, due 03/25/18                              7,292,474
     9,941,621      XX      Sequoia Mortgage Trust,
                              1.469%, due 01/20/34                                    9,941,621
     9,574,492      XX      Washington Mutual, 1.720%,
                              due 01/25/34                                            9,568,508
     3,813,654              Washington Mutual, 5.000%,
                              due 06/25/18                                            3,882,487
     5,950,000              Wells Fargo Mortgage Backed
                              Securities Trust, 4.500%,
                              due 08/25/18                                            5,607,833
                                                                                 --------------
                                                                                    109,601,656
                                                                                 --------------

                            WHOLE LOAN COLLATERALIZED - OTHER: 1.3%
     2,801,520              Residential Funding Mtg Sec I,
                              0.000%, due 05/25/33                                    2,786,892
     5,503,205              Structured Asset Securities
                              Corp, 5.500%, due 07/25/33                              5,538,056
     7,362,000      XX      Thornburg Mortgage
                              Securities Trust, 1.499%,
                              due 12/25/33                                            7,362,001
                                                                                 --------------
                                                                                     15,686,949
                                                                                 --------------

                            WHOLE LOAN COLLATERALIZED PLANNED
                              AMORTIZATION CLASS: 2.5%
    11,056,409              GSR Mortgage Loan Trust,
                              1.519%, due 10/25/32                                   11,070,711
     8,072,390              MASTR Alternative Loans
                              Trust, 8.500%, due 05/25/33                             8,390,633
     7,610,000              Residential Funding Securities
                              Corp., 4.750%, due 02/25/33                             7,648,676
     2,351,187              Residential Funding Securities
                              Corp., 8.500%, due 05/25/33                             2,646,865
                                                                                 --------------
                                                                                     29,756,885
                                                                                 --------------
                            Total Collateralized Mortgage
                              Obligations and
                              Asset-Backed Securities
                              (Cost $309,980,837)                                   311,813,423
                                                                                 --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.1%
                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 11.8%
    20,687,990              1.813%, due 04/15/32                                     20,656,160
     1,477,000              4.000%, due 04/15/21                                      1,507,056
     5,780,000      L       4.250%, due 06/15/05                                      6,001,761
    22,171,279              5.500%, due 05/01/23                                     22,679,099
    13,500,360              5.500%, due 05/15/31                                     13,721,557
     5,435,000              5.875%, due 03/21/11                                      5,899,834
     7,875,000              6.000%, due 01/15/28                                      8,263,262
    44,630,000      W       6.000%, due 01/15/34                                     46,122,337
    13,371,000      W       6.500%, due 01/15/34                                     14,006,123
       514,279              7.500%, due 12/01/11                                        548,997
     1,869,397              7.500%, due 11/01/28                                      2,011,622
                                                                                 --------------
                                                                                    141,417,808
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            FEDERAL NATIONAL MORTGAGE ASSOCIATION: 24.3%
$    6,896,945              1.541%, due 10/25/33                                 $    6,920,127
    12,235,000      L       2.375%, due 04/13/06                                     12,236,284
       695,000              2.859%, due 12/26/29                                        694,073
    12,455,000      L       2.875%, due 05/19/08                                     12,163,379
     5,735,000      L       4.000%, due 09/02/08                                      5,814,011
    10,904,000              4.000%, due 06/25/16                                     11,106,709
     5,000,000      W       4.500%, due 01/15/19                                      5,006,250
     5,939,000              4.750%, due 12/25/42                                      6,141,552
    37,710,000      W       5.000%, due 01/01/17                                     38,464,199
    46,385,000      W       5.000%, due 01/15/34                                     45,906,677
    16,530,000      L       5.250%, due 04/15/07                                     17,805,851
        55,763              5.500%, due 11/01/16                                         57,873
       520,388              5.500%, due 12/01/16                                        540,081
       302,601              5.500%, due 12/01/16                                        314,053
       342,253              5.500%, due 02/01/17                                        355,172
        28,180              5.500%, due 04/01/17                                         29,242
       600,467              5.500%, due 04/01/17                                        623,095
       420,307              5.500%, due 09/01/17                                        436,146
       450,832              5.500%, due 11/01/17                                        467,821
        95,271              5.500%, due 02/01/18                                         98,861
        24,554              5.500%, due 03/01/18                                         25,480
       506,983              5.500%, due 04/01/18                                        526,135
        26,423              5.500%, due 06/01/18                                         27,421
       479,736              5.500%, due 06/01/18                                        497,858
       419,837              5.500%, due 10/01/18                                        435,658
    15,530,000      W       5.500%, due 01/01/33                                     15,733,830
       464,184              6.000%, due 06/01/16                                        487,550
     3,134,524              6.000%, due 07/01/16                                      3,292,309
        42,400              6.000%, due 08/01/16                                         44,535
       264,523              6.000%, due 03/01/17                                        277,865
     3,226,856              6.000%, due 03/01/17                                      3,389,608
     5,092,860              6.000%, due 04/01/17                                      5,349,726
       337,930              6.000%, due 08/01/17                                        354,974
     3,613,744              6.000%, due 09/01/17                                      3,796,009
     8,080,497              6.000%, due 07/25/24                                      8,451,629
     1,741,928              6.000%, due 07/01/29                                      1,805,174
     8,575,806              6.000%, due 07/25/29                                      8,899,759
     3,645,797              6.000%, due 07/25/29                                      3,783,394
    21,990,000      W       6.000%, due 01/15/34                                     22,732,162
     8,000,000              6.500%, due 09/25/23                                      8,503,581
     8,124,848              6.500%, due 08/01/29                                      8,505,018
       671,025              6.500%, due 01/01/32                                        702,025
       871,221              6.500%, due 09/01/32                                        911,560
       570,325              6.500%, due 10/01/32                                        596,731
     1,137,010              6.500%, due 10/01/32                                      1,189,655
        67,330              7.000%, due 08/01/25                                         71,518
        76,610              7.000%, due 10/01/25                                         81,375
        27,897              7.000%, due 11/01/25                                         29,632
        96,591              7.000%, due 12/01/25                                        102,598
        54,002              7.000%, due 12/01/25                                         57,361
       120,302              7.000%, due 12/01/25                                        127,784
        79,199              7.000%, due 02/01/26                                         84,125
       184,710              7.000%, due 02/01/26                                        196,198
       145,567              7.000%, due 03/01/26                                        154,533
        62,542              7.000%, due 03/01/26                                         66,394
       171,672              7.000%, due 03/01/26                                        182,349
        63,646              7.000%, due 03/01/26                                         67,566
        96,799              7.000%, due 03/01/26                                        102,819
       664,605              7.000%, due 01/01/30                                        704,469
     6,050,889              7.000%, due 06/01/31                                      6,415,866
     1,262,329              7.000%, due 06/01/32                                      1,337,080
       347,080              7.500%, due 07/01/11                                        371,390
       481,995              7.500%, due 10/01/30                                        515,237
$      396,128              7.500%, due 11/01/30                                 $      423,449
       261,742              7.500%, due 11/01/30                                        279,794
     5,251,270              7.500%, due 06/25/32                                      5,737,012
     6,643,260              7.500%, due 01/25/48                                      7,257,761
       728,464              10.000%, due 02/25/19                                       826,779
                                                                                 --------------
                                                                                    290,694,191
                                                                                 --------------

                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION: 3.0%
       463,523              4.375%, due 04/20/28                                        474,190
       312,061              5.000%, due 12/20/29                                        318,914
     3,600,000      W       6.000%, due 01/01/34                                      3,741,750
    11,015,726              6.500%, due 10/15/31                                     11,623,252
       336,261              7.000%, due 04/15/26                                        359,665
       291,155              7.000%, due 04/15/26                                        311,420
       270,846              7.000%, due 04/15/26                                        289,697
       488,518              7.000%, due 04/15/26                                        522,520
     1,016,496              7.000%, due 05/15/32                                      1,083,591
       107,379              7.500%, due 04/15/22                                        116,020
        15,001              7.500%, due 05/15/22                                         16,208
         6,903              7.500%, due 06/15/22                                          7,458
         7,295              7.500%, due 06/15/22                                          7,882
        10,194              7.500%, due 08/15/22                                         11,015
         9,685              7.500%, due 06/15/24                                         10,445
        10,235              7.500%, due 06/15/24                                         11,039
        65,802              7.500%, due 01/15/26                                         70,824
         5,486              7.500%, due 07/15/26                                          5,905
        87,312              7.500%, due 03/15/29                                         93,766
       174,893              7.500%, due 04/15/29                                        187,823
         3,947              7.500%, due 08/15/29                                          4,239
       357,791              7.500%, due 08/15/29                                        384,242
       126,614              7.500%, due 09/15/29                                        135,974
       103,178              7.500%, due 10/15/29                                        110,806
       174,423              7.500%, due 12/15/29                                        187,331
       106,959              7.500%, due 01/15/30                                        114,831
       381,389              7.500%, due 02/15/30                                        409,460
         2,717              7.500%, due 02/15/30                                          2,917
       158,047              7.500%, due 05/15/30                                        169,679
        30,078              7.500%, due 06/15/30                                         32,292
        36,348              7.500%, due 06/15/30                                         39,023
         5,418              7.500%, due 07/15/30                                          5,817
         4,444              7.500%, due 07/15/30                                          4,771
       126,962              7.500%, due 07/15/30                                        136,307
         2,845              7.500%, due 08/15/30                                          3,054
        44,467              7.500%, due 08/15/30                                         47,740
         3,600              7.500%, due 08/15/30                                          3,865
       192,198              7.500%, due 10/15/30                                        206,344
         4,016              7.500%, due 11/15/30                                          4,312
         3,567              7.500%, due 11/15/30                                          3,829
         4,157              7.500%, due 11/15/30                                          4,463
         4,030              7.500%, due 11/15/30                                          4,325
       900,075              7.500%, due 11/20/30                                        959,121
         4,585              7.500%, due 12/15/30                                          4,923
       100,549              7.500%, due 12/15/30                                        107,950
         3,074              7.500%, due 01/15/31                                          3,299
         3,163              7.500%, due 01/15/31                                          3,394
         5,047              7.500%, due 01/15/31                                          5,417
         3,529              7.500%, due 02/15/31                                          3,788
        75,540              7.500%, due 02/15/31                                         81,077
         5,601              7.500%, due 02/15/31                                          6,011
           913              7.500%, due 02/15/31                                            980
         1,010              7.500%, due 02/15/31                                          1,084
         3,173              7.500%, due 02/15/31                                          3,407
        11,325              7.500%, due 03/15/31                                         12,156

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            GOVERNMENT NATIONAL MORTGAGE
                              ASSOCIATION (CONTINUED)
$       62,588              7.500%, due 03/15/31                                 $       67,176
       107,404              7.500%, due 04/15/31                                        115,276
        26,035              7.500%, due 09/15/31                                         27,943
     2,500,416              7.500%, due 12/15/31                                      2,684,319
       338,282              7.500%, due 01/15/32                                        363,197
       261,667              7.500%, due 02/15/32                                        280,849
        53,694              7.500%, due 03/15/32                                         57,630
       294,210              7.500%, due 03/15/32                                        315,880
        16,560              7.500%, due 04/15/32                                         17,774
       205,768              7.500%, due 05/15/32                                        220,852
       304,058              7.500%, due 06/15/32                                        326,348
        85,914              7.500%, due 06/15/32                                         92,213
       305,970              7.500%, due 07/15/32                                        328,400
       575,325              7.500%, due 08/15/32                                        617,501
     1,947,405              7.500%, due 09/15/32                                      2,090,166
     5,202,978              8.000%, due 12/15/17                                      5,731,700
                                                                                 --------------
                                                                                     35,808,836
                                                                                 --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $463,287,803)                                   467,920,835
                                                                                 --------------

U.S. TREASURY OBLIGATIONS: 7.6%

                            U.S. TREASURY BONDS: 2.9%
    13,436,000     S,L      5.375%, due 02/15/31                                     14,015,965
    18,500,000     S,L      6.250%, due 08/15/23                                     21,092,183
                                                                                 --------------
                                                                                     35,108,148
                                                                                 --------------

                            U.S. TREASURY NOTES: 3.5%
     6,866,000     S,L      1.875%, due 11/30/05                                      6,881,023
     6,867,000              1.875%, due 12/31/05                                      6,873,709
     1,637,000     S,L      2.625%, due 11/15/06                                      1,651,964
    16,632,000     S,L      3.375%, due 12/15/08                                     16,750,253
     8,849,000     S,L      4.250%, due 11/15/13                                      8,842,089
                                                                                 --------------
                                                                                     40,999,038
                                                                                 --------------

                            U.S. TREASURY STRIP PRINCIPAL: 1.2%
    27,550,000     S,L      5.060%, due 05/15/16                                     14,954,278
                                                                                 --------------
                                                                                     14,954,278
                                                                                 --------------
                            Total U.S. Treasury Obligations
                              (Cost $91,304,411)                                     91,061,464
                                                                                 --------------

OTHER BONDS: 4.4%

                            SOVEREIGN: 4.4%
     2,207,000   @@,**,S    ARG Boden, 5.490%,
                              due 08/03/12                                            1,385,555
     2,765,000    @@,S      Brazilian Government Intl.
                              Bond, 2.188%, due 04/15/12                              2,500,213
     2,550,000    @@,S      Brazilian Government Intl.
                              Bond, 10.000%,
                              due 08/07/11                                            2,830,500
     1,954,000     @@       Brazilian Government Intl.
                              Bond, 11.000%,
                              due 08/17/40                                            2,159,170
     3,632,000  @@,XX,S     Central Bank of Nigeria,
                              5.090%, due 01/05/10                                    1,380,160
     2,615,000    @@,S      Colombia Government Intl.
                              Bond, 10.000%,
                              due 01/23/12                                            2,876,500
$      828,000    @@,L      Colombia Government Intl.
                              Bond, 11.750%,
                              due 02/25/20                                       $    1,001,880
     2,068,000    @@,S      Dominican Republic Intl.
                              Bond, 9.040%, due 01/23/13                              1,580,434
     2,099,000     @@       Ecuador Government Intl.
                              Bond, 7.000%, due 08/15/30                              1,629,666
     2,150,000    @@,S      Mexico Government Intl.
                              Bond, 4.625%, due 10/08/08                              2,182,250
     3,202,000     @@       Mexico Government Intl.
                              Bond, 6.625%, due 03/03/15                              3,322,075
     1,777,707    @@,L      Panama Government Intl.
                              Bond, 1.938%, due 07/17/16                              1,554,546
       260,000   @@,S,L     Panama Government Intl.
                              Bond, 9.375%, due 07/23/12                                297,700
       879,000     @@       Peru Government Intl. Bond,
                              4.500%, due 03/07/17                                      789,668
     1,259,000    @@,S      Peru Government Intl. Bond,
                              9.125%, due 02/21/12                                    1,410,080
     2,857,000     @@       Philippine Government Intl.
                              Bond, 9.875%, due 01/15/19                              3,035,563
     2,084,000     @@       Republic of Bulgaria, 8.250%,
                              due 01/15/15                                            2,468,404
     1,137,000     @@       Republic of Salvador, 7.750%,
                              due 01/24/23                                            1,208,882
     7,196,000     @@       Russia Government Intl. Bond,
                              5.000%, due 03/31/30                                    6,917,154
       521,000    @@,L      Turkey Government Intl.
                              Bond, 9.500%, due 01/15/14                                604,360
     3,372,000    @@,S      Turkey Government Intl. Bond,
                              12.375%, due 06/15/09                                   4,333,020
       569,000 #,@@,S,L     Ukraine Government Intl.
                              Bond, 7.650%, due 06/11/13                                594,605
       639,620  #,@@,S      Ukraine Government Intl.
                              Bond, 11.000%,
                              due 03/15/07                                              712,850
       498,000   @@,S       Uruguay Government Intl.
                              Bond, 7.250%, due 02/15/11                                432,015
     1,238,000   @@,L       Uruguay Government Intl.
                              Bond, 7.500%, due 03/15/15                                996,590
     2,539,000    @@        Venezuela Government Intl.
                              Bond, 9.250%, due 09/15/27                              2,323,185
     2,440,000  #,@@,L      Venezuela Government Intl.
                              Bond, 10.750%,
                              due 09/19/13                                            2,616,900
                                                                                 --------------
                              Total Other Bonds
                              (Cost $48,600,892)                                     53,143,925
                                                                                 --------------

SHARES                                                                                VALUE
-----------------------------------------------------------------------------------------------
PREFERRED STOCK: 1.4%
                            AUTO PARTS AND EQUIPMENT: 0.4%
       202,640              Delphi Trust I                                            5,337,538
                                                                                 --------------
                                                                                      5,337,538
                                                                                 --------------
                            BANKS: 0.6%
           620    #,XX      DG Funding Trust                                          6,726,999
                                                                                 --------------
                                                                                      6,726,999
                                                                                 --------------
                            MEDIA: 0.0%
           400              Cablevision Systems Corp.                                    42,100
         1,150              Primedia, Inc.                                              112,988
                                                                                 --------------
                                                                                        155,088
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

ING
VP
Bond
Portfolio           PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
                            OIL AND GAS: 0.4%
$      166,000      @@      Nexen, Inc.                                          $    4,340,900
                                                                                 --------------
                                                                                      4,340,900
                                                                                 --------------
                            Total Preferred Stock
                              (Cost $16,108,149)                                     16,560,525
                                                                                 --------------

WARRANTS: 0.0%

                            BANKS: 0.0%
           750      XX      Central Bank of Nigeria                                          --
                                                                                 --------------
                            Total Warrants (Cost $630)                                       --
                                                                                 --------------
                            Total Long-Term Investments
                              (Cost $1,292,198,383)                               1,313,256,094
                                                                                 --------------

SHORT-TERM INVESTMENTS: 5.7%

                            COMMERCIAL PAPER: 3.0%
     5,700,000      S       Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/05/05                            5,702,229
     1,500,000      S       Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/10/05                            1,500,000
     5,600,000      S       Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/10/05                            5,600,000
     4,700,000      S       Daimler Chrysler, 1.330%,
                              due 01/15/04                                            4,697,791
     3,000,000      S       General Motors Acceptance
                              Corp., 1.350%, due 01/09/04                             2,999,220
     5,000,000      S       General Motors Acceptance
                              Corp., 1.370%, due 01/08/04                             4,998,900
     4,000,000              General Motors Acceptance
                              Corp., 1.370%, due 01/14/04                             3,998,240
     6,000,000      S       Royal Bank of Scotland,
                              1.410%, due 10/21/04                                    6,006,540
                                                                                 --------------
                                                                                     35,502,920
                                                                                 --------------

                            REPURCHASE AGREEMENT: 2.7%
    32,391,000      S       Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $32,392,782 to be
                              received upon repurchase
                              (Collateralized by various
                              U.S. Government Agency
                              Obligations, 0.000%-8.065%,
                              Market Value $33,042,368,
                              due 01/21/04-04/26/29)                                 32,391,000
                                                                                 --------------
                                                                                     32,391,000
                                                                                 --------------
                            Total Short-term
                            Investments
                              (Cost $67,883,862)                                 $   67,893,920
                                                                                 --------------

                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $1,360,082,245)*                   115.3%          $1,381,150,014
                            OTHER ASSETS AND
                              LIABILITIES-NET                    (15.3)            (183,346,559)
                                                                 -----           --------------
                            NET ASSETS                           100.0%          $1,197,803,455
                                                                 =====           ==============

@      Non-income producing security
@@     Foreign Issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
W      When-issued or delayed delivery security.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
**     Defaulted security
S Segregated securities for futures, when-issued or delayed delivery securities held at December 31, 2003.
C      Bond may be called prior to maturity date.
* Cost for federal income tax purposes is $1,360,499,295. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $   25,552,659
              Gross Unrealized Depreciation                          (4,901,940)
                                                                 --------------
              Net Unrealized Appreciation                        $   20,650,719
                                                                 ==============

Information concerning open futures contracts at December 31, 2003 is shown below:

                              NOTIONAL
                 NO. OF        MARKET     EXPIRATION   UNREALIZED
                CONTRACTS      VALUE         DATE      GAIN/(LOSS)
                --------------------------------------------------
LONG CONTRACT
U.S. 2 Year
Treasury Note      334     $  71,491,658    Mar-04    $    535,863
                           =============              ============

SHORT CONTRACT
U.S. 10 Year
Treasury Note      668     $ (73,695,848)   Mar-04    $ (1,297,593)
                           =============              ============

                 See Accompanying Notes to Financial Statements

ING
VP
Money
Market Portfolio(1)             PORTFOLIO OF INVESTMENTS as of December 31, 2003

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
CORPORATE NOTES: 44.2%
$   12,700,000              Associates Corp Of N. America,
                              5.800%, due 04/20/04                               $   12,876,289
     9,760,000              Bank of America Corp, 5.750%,
                              due 03/01/04                                            9,830,475
     9,500,000      #       Bank of New York Co., Inc.,
                              1.131%, due 01/27/05                                    9,500,000
     5,800,000              Bank Of Scotland, 1.170%,
                              due 01/22/04                                            5,800,348
    18,100,000              Bank One Delaware NA, 1.390%,
                              due 08/06/04                                           18,131,259
    16,000,000              Bank One NA Illinois, 1.040%,
                              due 02/24/04                                           16,000,000
    16,000,000              Bank One NA Illinois, 1.040%,
                              due 03/04/04                                           16,000,000
    14,000,000              Bank One NA Illinois, 1.200%,
                              due 02/23/04                                           14,002,840
    17,900,000              Barclays Bank PLC, 1.030%,
                              due 03/08/04                                           17,900,000
     9,200,000              Bear Stearns Cos., Inc., 1.770%,
                              due 05/24/04                                            9,223,000
    17,000,000      #       BellSouth Corp, 4.160%,
                              due 04/26/04                                           17,148,750
    16,000,000              BP Capital Markets PLC, 1.045%,
                              due 03/08/04                                           16,000,000
    11,300,000              Chase Manhattan Bank USA,
                              1.100%, due 06/30/04                                   11,300,000
    19,000,000              Citigroup Global Markets Holdings,
                              Inc., 1.269%, due 02/20/04                             19,004,807
    18,850,000              General Electric Capital Corp.,
                              1.141%, due 01/28/04                                   18,851,527
    16,000,000              General Electric Capital Corp.,
                              1.250%, due 01/07/05                                   16,020,000
    14,650,000              GTE North Inc, 6.000%,
                              due 01/15/04                                           14,668,313
    19,500,000      #       HBOS Treasury Services PLC,
                              1.160%, due 01/24/05                                   19,503,315
    14,000,000      #       HBOS Treasury Services PLC,
                              1.176%, due 08/23/04                                   14,008,456
     6,100,000              Heller Financial, Inc., 6.000%,
                              due 03/19/04                                            6,161,000
    23,900,000              KeyBank National Association,
                              1.183%, due 08/03/04                                   23,911,616
    13,800,000              Lehman Brothers Holdings, Inc.,
                              1.470%, due 06/10/04                                   13,821,169
    23,950,000              Merrill Lynch & Co., Inc., 1.470%,
                              due 03/08/04                                           23,979,938
    18,000,000              Rabobank Nederland NV/NY,
                              1.043%, due 01/22/04                                   18,001,980
    18,000,000              Rabobank Nederland NV/NY,
                              1.045%, due 01/23/04                                   18,000,000
    30,000,000      #       SBC Communications, Inc., 4.180%,
                              due 06/05/04                                           30,482,760
    31,000,000              Toyota Motor Credit Corp.,
                              1.104%, due 01/16/04                                   30,999,999
    13,800,000              US Bank National Association,
                              1.300%, due 04/13/04                                   13,802,401
     3,920,000              Verizon New Jersey, Inc., 5.875%,
                              due 02/01/04                                            3,934,700
     8,000,000              Wachovia Bank NA/Charlotte,
                              1.350%, due 06/08/04                                    8,009,289
     5,600,000              Wachovia Bank NA/Charlotte,
                              1.410%, due 02/20/04                                    5,600,000
$    9,800,000              Wachovia Bank NA/Charlotte,
                              1.450%, due 07/30/04                               $    9,819,944
    14,100,000              Washington Mutual Bank,
                              1.159%, due 07/29/04                                   14,101,932
    13,700,000              Washington Mutual Bank FA,
                              1.480%, due 05/17/04                                   13,717,125
    18,000,000              Wells Fargo Bank NA, 1.081%,
                              due 01/26/04                                           18,000,000
     9,000,000              Wells Fargo Bank NA, 1.110%,
                              due 02/06/04                                            9,000,000
    10,000,000              Wells Fargo/Old, 1.160%,
                              due 02/01/05                                           10,000,000
                                                                                 --------------
                            Total Corporate Notes
                              (Cost $546,962,959)                                   547,113,232
                                                                                 --------------

COMMERCIAL PAPER: 27.0%
    12,300,000              Blue Ridge Asset Funding,
                              0.000%, due 01/14/04                                   12,300,000
    10,000,000              Concord Minuteman Cap
                              B-CPIB, 1.180%, due 01/05/05                           10,003,910
    28,000,000              Concord Minuteman Cap
                            B-CPIB, 1.180%, due 01/10/05                             28,000,000
    14,200,000              Concord Minutemen, .000%,
                              due 01/13/04                                           14,195,030
     9,500,000              Concord Minutemen Cap,
                              1.160%, due 01/13/05                                    9,500,038
    12,600,000              Crown Point Cap, 1.100%,
                              due 02/03/04                                           12,584,250
    12,000,000              Crown Point Cap Co., 1.170%,
                              due 05/14/04                                           11,955,000
    12,500,000              Edison Asset Securitization,
                              0.000%, due 01/12/04                                   12,500,000
     6,000,000              Household Finance Corp.,
                              0.000%, due 01/06/04                                    5,999,083
    12,300,000              Jupiter Securitization, 1.080%,
                              due 01/29/04                                           12,284,624
    18,300,000     #,I      Money Market Trust, 1.250%,
                              due 02/19/04                                           18,300,000
    13,500,000     #,I      Money Market Trust LLY,
                              1.220%, due 12/03/04                                   13,500,000
    31,400,000     #,I      Money Market Trust Series A,
                              1.313%, due 01/07/05                                   31,400,000
    12,200,000              Morgan Stanley Dean Witter,
                              1.080%, due 02/04/04                                   12,187,556
    12,600,000              Old Line Funding Corp., 1.100%,
                              due 01/21/04                                           12,592,300
    13,500,000              Royal Bank of Scotland,
                              1.410%, due 10/21/04                                   13,498,913
    12,500,000              St. Germain Holdings, .000%,
                              due 01/02/04                                           12,500,000
    12,300,000              St. Germain Holdings, .000%,
                              due 01/08/04                                           12,300,000
    12,500,000              St. Germain Holdings, .000%,
                              due 01/09/04                                           12,500,000
    12,200,000              Thunder Bay Funding, 1.090%,
                              due 02/09/04                                           12,184,750
    12,400,000              Variable Funding, 1.080%,
                              due 01/20/04                                           12,400,000
    24,600,000              Verizon Global Funding,
                              1.260%, due 01/11/05                                   24,601,501
     5,000,000              Windmill Funding, .000%,
                              due 01/30/04                                            4,993,750

                 See Accompanying Notes to Financial Statements

ING
VP
Money
Market Portfolio(1) PORTFOLIO OF INVESTMENTS as of December 31, 2003 (Continued)

PRINCIPAL
AMOUNT                                                                               VALUE
-----------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$   12,300,000              Windmill Funding, 1.080%,
                              due 01/27/04                                       $   12,284,625
                                                                                 --------------
                            Total Commercial Paper
                              (Cost $334,545,661)                                   334,565,330
                                                                                 --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.8%

                            FEDERAL HOME LOAN BANK: 4.0%
    12,700,000                1.500%, due 12/07/04                                   12,731,750
     7,800,000                1.510%, due 12/08/04                                    7,800,000
    20,200,000                5.375%, due 01/05/04                                   20,209,283
     8,900,000                5.500%, due 02/25/04                                    8,957,485
                                                                                 --------------
                                                                                     49,698,518
                                                                                 --------------

                            FEDERAL HOME LOAN MORTGAGE
                              CORPORATION: 2.6%
    28,000,000      L        3.250%, due 01/15/04                                    28,020,975
     3,900,000               3.400%, due 02/20/04                                     3,909,750
                                                                                 --------------
                                                                                     31,930,725
                                                                                 --------------

                            FEDERAL NATIONAL MORTGAGE
                              ASSOCIATION: 8.2%
    15,700,000               1.200%, due 08/23/04                                    15,700,000
    13,700,000               1.250%, due 08/27/04                                    13,700,000
    13,800,000               1.300%, due 08/30/04                                    13,800,000
    13,500,000               1.350%, due 11/02/04                                    13,501,229
    13,200,000               1.430%, due 11/15/04                                    13,202,653
     7,500,000               1.450%, due 09/14/04                                     7,501,530
     8,000,000               1.630%, due 01/03/05                                     8,010,000
    16,000,000      L        5.125%, due 02/13/04                                    16,071,564
                                                                                 --------------
                                                                                    101,486,976
                                                                                 --------------
                            Total U.S. Government
                              Agency Obligations
                              (Cost $183,067,172)                                   183,116,219
                                                                                 --------------

CERTIFICATES OF DEPOSIT: 3.5%
    11,700,000              Dexia Bank, 1.508%,
                              due 12/07/04                                           11,715,678
    13,600,000              HBOS Treasury Services,
                              1.120%, due 01/28/04                                   13,600,198
    17,900,000              State Street Bank & Trust,
                              1.220%, due 07/06/04                                   17,905,549
                                                                                 --------------
                            Total Certificates Of Deposit
                              (Cost $43,201,016)                                     43,221,425
                                                                                 --------------

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
     5,572,674              Chase Manhattan Auto Owner
                              Trust, 1.060%, due 08/16/04                             5,575,735
     4,730,847              John Deere Owner Trust,
                              1.081%, due 08/13/04                                    4,730,043
    13,900,000    #,X,I     Newcastle CDO I Ltd., 1.171%,
                              due 02/24/04                                           13,900,000
    13,700,000    #,XX      Putnam Structured Product CDO,
                              1.183%, due 02/16/04                                   13,700,000
                                                                                 --------------
                            Total Collateralized
                              Mortgage Obligations
                              (Cost $37,903,522)                                     37,905,778
                                                                                 --------------
                            Total Short-Term
                              Investments
                              (Cost $1,145,680,330)                               1,145,921,984
                                                                                 --------------
                            REPURCHASE AGREEMENT: 7.1%
$   87,454,000              Goldman Sachs Repurchase
                              Agreement dated 12/31/03,
                              0.990%, due 01/02/04,
                              $87,458,810 to be received
                              upon repurchase
                              (Collateralized by
                              various U.S. Government
                              Agency Obligations,
                              0.000%-6.000%,
                              Market Value $89,276,935
                              due 11/12/04-08/15/23)                             $   87,454,000
                                                                                 --------------
                            Total Repurchase Agreement
                              (Cost $87,454,000)                                     87,454,000
                                                                                 --------------
                            TOTAL INVESTMENTS IN
                              SECURITIES (COST
                              $1,233,134,330)*                    99.7%          $1,233,375,984
                            OTHER ASSETS AND
                              LIABILITIES-NET                      0.3                4,207,642
                                                                 -----           --------------
                            NET ASSETS                           100.0%          $1,237,583,626
                                                                 =====           ==============

(1) All securities with a maturity date greater than one year have either a variable rate, a demand feature, are prerefunded, a optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
X Fair value determined by ING Funds Pricing Committee appointed by the Portfolio's Board of Trustees.
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Portfolio's valuation procedures.
I      Illiquid Security
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Trustees.
L Loaned security, a portion or all of the security is on loan at December 31, 2003.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                                      $      275,363
              Gross Unrealized Depreciation                                             (33,709)
                                                                                 --------------
              Net Unrealized Appreciation                                        $      241,654
                                                                                 ==============

                                                                                 PERCENTAGE OF
INDUSTRY                                                                           NET ASSETS
-----------------------------------------------------------------------------------------------
Automobile Sequential                                                                  0.4%
Commercial Banks-Central U.S.                                                          6.8
Commercial Banks-Eastern U.S.                                                          9.1
Commercial Banks-Southern U.S.                                                         1.9
Diversified Financial Services                                                         3.9
Fiduciary Banks                                                                        0.8
Finance-Auto Loans                                                                     2.5
Finance-Commercial                                                                     0.5
Finance-consumer loans                                                                 0.5
Finance-Investment Banker/Broker                                                       6.3
Finance-other services                                                                 1.0
Money Center Banks                                                                     5.4
Oil Comp-Integrated                                                                    1.3
Other Asset Backed Security                                                            2.6
S&L/Thrifts-Western U.S.                                                               2.2
Sovereign Agency                                                                      14.8
Special Purpose Entity                                                                21.5
Super-Regional Banks-U.S.                                                              3.8
Telecom Services                                                                       2.0
Telephone-Integrated                                                                   5.3
Repurchase Agreement                                                                   7.1
Other Assets and Liabilities, Net                                                      0.3
                                                                                     -----
NET ASSETS                                                                           100.0%
                                                                                     =====

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended December 31, 2003 were as follows:

FUND NAME                                         TYPE            PER SHARE AMOUNT
---------                                         ----            ----------------
International Equity
    Class R                                        NII               $  0.0674
    Class S                                        NII               $  0.0633

Small Company
    Class R                                        NII               $  0.0394
    Class S                                        NII               $  0.0281

Value Opportunity
    Class R                                        NII               $  0.0826
    Class S                                        NII               $  0.0714

Balanced
    Class R                                        NII               $  0.2357
    Class S                                        NII               $  0.2334

Bond
    Class R                                        NII               $  0.1083
    Class S                                        NII               $  0.0934
    Class R                                       STCG               $  0.1217
    Class S                                       STCG               $  0.1217

Money Market
    Class R                                        NII               $  0.2034

----------
NII -- Net investment income

STCG -- Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2003, the following percentages qualify for the dividends received deduction available to corporate shareholders:

International Equity                            23.05%
Small Company                                     100%
Value Opportunity                               11.92%
Balanced                                        42.67%
Bond                                               --
Money Market                                       --

The foreign taxes paid or withheld of $87,834 in total and $0.02 per share for the International Equity Portfolio represents taxes incurred by the Portfolio from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Portfolios. In January 2004, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2003.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Portfolios are managed under the direction of the Portfolios' Board of Directors. Information pertaining to the Director and Officers of the Portfolios is set forth below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                 NUMBER OF
                                                 OFFICE AND         PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)    LENGTH OF        OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE                    COMPANY      SERVED(1)       PAST FIVE YEARS         BY DIRECTOR          DIRECTOR
       -------------              -----------    ----------      ---------------        -------------       -------------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.           Director      June,        Director, Business and          54                  --
7337 E. Doubletree Ranch Road                   1998         Economic Research
Scottsdale, AZ 85258                            to           Center (1999 to
Born: 1941                                      Present      present) and Professor
                                                             of Economics and
                                                             Finance, Middle
                                                             Tennessee State
                                                             University (1991 to
                                                             present).

Maria T. Fighetti                 Director      April,       Formerly, Associate             54                  --
7337 E. Doubletree Ranch Road                   1994         Commissioner, Contract
Scottsdale, AZ 85258                            to           Management -- Health
Born: 1943                                      Present      Services for New York
                                                             City Department of
                                                             Mental Health, Mental
                                                             Retardation and Alcohol
                                                             Services (1973 to
                                                             2002).

Sidney Koch                       Director      April,       Financial Adviser and           54                  --
7337 E. Doubletree Ranch Road                   1994         Self-Employed
Scottsdale, AZ 85258                            to           (January 1993 to
Born: 1935                                      Present      present).

Corine T. Norgaard                Director      June,        Dean, Barney School of          54        Director/Trustee, Mass
7337 E. Doubletree Ranch Road                   1991         Business, University of                   Mutual Corporate
Scottsdale, AZ 85258                            to           Hartford (August 1996                     Investors
Born: 1937                                      Present      to present).

Edward T. O'Dell                  Director      June,        Formerly,                       54                  --
7337 E. Doubletree Ranch Road                   2002         Partner/Chairman of
Scottsdale, AZ 85258                            to           Financial Service Group,
Born: 1935                                      Present      Goodwin Proctor LLP
                                                             (June 1966 to September
                                                             2000); Chairman,
                                                             Committee I --
                                                             International Bar
                                                             Association (1995 to
                                                             1999).

Joseph E. Obermeyer(2)            Director      January,     President, Obermeyer &          54                  --
7337 E. Doubletree Ranch Road                   2003         Associates, Inc.
Scottsdale, AZ 85258                            to           (November 1999 to
Born: 1957                                      Present      present) and Senior
                                                             Manager, Arthur
                                                             Anderson LLP (1995 to
                                                             October 1999).

                                                  TERM OF                                 NUMBER OF
                                                 OFFICE AND         PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)    LENGTH OF        OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE                    COMPANY      SERVED(1)       PAST FIVE YEARS         BY DIRECTOR          DIRECTOR
       -------------              -----------    ----------      ---------------        -------------       -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                   Director      December,    President and Chief             54        Mr. Fox is a Director of
Aeltus Investment                               1997         Executive Officer                         IPC Financial Network,
Management, Inc.                                to           (April 2001 to present),                  Inc.
10 State House Square                           Present      Managing Director and
Hartford, CT                                                 Chief Operating Officer
Born: 1955                                                   (April 1994 to April
                                                             2001), Chief Financial
                                                             Officer (April 1994 to
                                                             July 2001), Aeltus
                                                             Investment Management,
                                                             Inc.; Executive Vice
                                                             President (April 2001 to
                                                             present), Director,
                                                             Chief Operating Officer
                                                             (February 1995 to
                                                             present), Chief
                                                             Financial Officer,
                                                             Managing Director
                                                             (February 1995 to April
                                                             2001), Aeltus Capital,
                                                             Inc.

                                                  TERM OF                                 NUMBER OF
                                                 OFFICE AND         PRINCIPAL           PORTFOLIOS IN          OTHER
                                  POSITION(S)    LENGTH OF        OCCUPATION(S)          FUND COMPLEX       DIRECTORSHIPS
       NAME, ADDRESS               HELD WITH       TIME            DURING THE             OVERSEEN             HELD BY
         AND AGE                    COMPANY      SERVED(1)       PAST FIVE YEARS         BY DIRECTOR          DIRECTOR
       -------------              -----------    ----------      ---------------        -------------       -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(4)            Director      April,       Chief Executive Officer,        170       Director, Hemisphere,
7337 E. Doubletree Ranch Rd.                    2002 to      ING U.S. Financial                        Inc. (May 2003 -
Scottsdale, AZ 85258                            Present      Services (September                       Present). Trustee, ING
Born: 1956                                                   2001 to present);                         Investors Trust
                                                             General Manager and                       (February 2002 -
                                                             Chief Executive Officer,                  Present); Director,
                                                             ING U.S. Worksite                         Equitable Life Insurance
                                                             Financial Services                        Co., Golden American
                                                             (December 2000 to                         Life Insurance Co., Life
                                                             present); Member, ING                     Insurance Company of
                                                             Americas Executive                        Georgia, Midwestern
                                                             Committee (2001 to                        United Life Insurance
                                                             present); President,                      Co., ReliaStar Life
                                                             Chief Executive Officer                   Insurance Co., Security
                                                             and Director of                           Life of Denver, Security
                                                             Northern Life Insurance                   Connecticut Life
                                                             Company (2001 to                          Insurance Co.,
                                                             present), ING Aeltus                      Southland Life
                                                             Holding Company, Inc.                     Insurance Co., USG
                                                             (2000 to present), ING                    Annuity and Life
                                                             Retail Holding                            Company, and United
                                                             Company (1998 to                          Life and Annuity
                                                             present). Formerly, ING                   Insurance Co. Inc
                                                             Life Insurance and                        (March 2001 - Present);
                                                             Annuity Company                           Trustee, Ameribest Life
                                                             (1997 to November                         Insurance Co., (2001 -
                                                             2002); ING Retirement                     2003); Trustee, First
                                                             Holdings, Inc. (1997 to                   Columbine Life
                                                             March 2003); General                      Insurance Co., (2001 -
                                                             Manager and Chief                         2002); Member of the
                                                             Executive Officer, ING                    Board, National
                                                             Worksite Division                         Commission on
                                                             (December 2000 to                         Retirement Policy,
                                                             October 2001),                            Governor's Council on
                                                             President, ING-SCI, Inc.                  Economic
                                                             (August 1997 to                           Competitiveness and
                                                             December 2000);                           Technology of
                                                             President, Aetna                          Connecticut,
                                                             Financial Services                        Connecticut Business
                                                             (August 1997 to                           and Industry
                                                             December 2000)                            Association, Bushnell;
                                                                                                       Connecticut Forum;
                                                                                                       Metro Hartford
                                                                                                       Chamber of Commerce;
                                                                                                       and is Chairman,
                                                                                                       Concerned Citizens for
                                                                                                       Effective Government.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person", as defined under the 1940 Act, because of his relationship with ING Aeltus an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person", as defined under the 1940 Act, because of his relationship with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments, LLC.

                                                                                                  PRINCIPAL
                                                                TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)             AND LENGTH OF                    DURING THE
         AND AGE                     HELD WITH COMPANY            SERVICE(1)                   LAST FIVE YEARS
       -------------                 -----------------          --------------                 ---------------
OFFICERS:

James M. Hennessy                 President, Chief           February 2002 -         President and Chief Executive
7337 E. Doubletree Ranch Rd.      Executive Officer, and     Present                 Officer, ING Capital Corporation,
Scottsdale, AZ 85258              Chief Operating                                    LLC, ING Funds Services, LLC, ING
Born: 1949                        Officer                                            Advisors, Inc., ING Investments, LLC,
                                                                                     Lexington Funds Distributor, Inc.,
                                                                                     Express America T.C., Inc. and
                                                                                     EAMC Liquidation Corp.
                                                                                     (December 2001 - Present);
                                                                                     Executive Vice President and Chief
                                                                                     Operating Officer and ING Funds
                                                                                     Distributor, LLC (June 2000 -
                                                                                     Present). Formerly, Executive Vice
                                                                                     President and Chief Operating
                                                                                     Officer, ING Quantitative
                                                                                     Management, Inc. (October 2001 -
                                                                                     September 2002), Senior Executive
                                                                                     Vice President (June 2000 -
                                                                                     December 2000) and Secretary
                                                                                     (April 1995 - December 2000), ING
                                                                                     Capital Corporation, LLC, ING Funds
                                                                                     Services, LLC, ING Investments, LLC,
                                                                                     ING Advisors, Inc., Express America
                                                                                     T.C., Inc. and EAMC Liquidation
                                                                                     Corp.; Executive Vice President, ING
                                                                                     Capital Corporation, LLC and its
                                                                                     affiliates (May 1998 - June 2000);
                                                                                     and Senior Vice President, ING
                                                                                     Capital Corporation, LLC and its
                                                                                     affiliates (April 1995 - April 1998).

Stanley D. Vyner                  Executive Vice             February 2002 -         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.      President                  Present                 Advisors, Inc. and ING Investments,
Scottsdale, AZ 85258                                                                 LLC (July 2000 to present) and
Born: 1950                                                                           Chief Investment Officer of the
                                                                                     International Portfolios, ING
                                                                                     Investments, LLC (July 1996 to
                                                                                     present). Formerly, President and
                                                                                     Chief Executive Officer of ING
                                                                                     Investments, LLC (August 1996 to
                                                                                     August 2000).

Michael J. Roland                 Executive Vice             April 2002 -            Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.      President and              Present                 Financial Officer and Treasurer of
Scottsdale, AZ 85258              Assistant Secretary                                ING Funds Services, LLC, ING Funds
Born: 1958                                                                           Distributor, LLC, ING Advisors, Inc.,
                                  Principal Financial        February 2002 -         ING Investments, LLC, Lexington
                                  Officer                    Present                 Funds Distributor, Inc., Express
                                                                                     America T.C. Inc. and EAMC
                                                                                     Liquidation Corp. (December 2001
                                                                                     to present). Formerly, Executive
                                                                                     Vice President, Chief Financial
                                                                                     Officer and Treasurer ING
                                                                                     Quantitative Management
                                                                                     (December 2001 - September 2002),
                                                                                     formerly, Senior Vice President,
                                                                                     ING Funds Services, LLC, ING
                                                                                     Investments, LLC, and ING Funds
                                                                                     Distributor, LLC (June 1998 to
                                                                                     December 2001) and Chief
                                                                                     Financial Officer of Endeavor
                                                                                     Group (April 1997 to June 1998).

                                                                                                  PRINCIPAL
                                                                TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)             AND LENGTH OF                    DURING THE
         AND AGE                     HELD WITH COMPANY            SERVICE(1)                   LAST FIVE YEARS
       -------------                 -----------------          --------------                 ---------------
OFFICERS:

Robert S. Naka                    Senior Vice President      February, 2002 -        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.      and Assistant              Present                 Secretary of ING Funds Services,
Scottsdale, AZ 85258              Secretary                                          LLC, ING Funds Distributor, LLC,
Born: 1963                                                                           ING Advisors, Inc., ING Capital
                                                                                     Corporation, LLC ING Investments, LLC,
                                                                                     (October 2001 to present) and
                                                                                     Lexington Funds Distributor, Inc.
                                                                                     (December 2001 to present). Formerly,
                                                                                     Senior Vice President and Assistant
                                                                                     Secretary, ING Quantitative
                                                                                     Management, Inc. (October 2001 -
                                                                                     September 2002). Formerly, Vice
                                                                                     President, ING Investments, LLC (April
                                                                                     1997 to October 1999), ING Funds
                                                                                     Services, LLC (February 1997 to August
                                                                                     1999) and Assistant Vice President,
                                                                                     ING Funds Services, LLC (August 1995
                                                                                     to February 1997).

Kimberly A. Anderson              Senior Vice President      December 2003 -         Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.                                 Present                 Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                                                 Distributor, LLC, ING Advisors, Inc.,
Born: 1964                        Vice President             February 2002 -         ING Investments, LLC (October 2001
                                                             December 2003           to present) and Lexington Funds
                                                                                     Distributor, Inc. (December 2001 to
                                  Secretary                  February 2002 -         present). Formerly, Vice President,
                                                             September 2003          ING Quantitative Management, Inc.
                                                                                     (October 2001 - September 2002).
                                                                                     Formerly, Assistant Vice President of
                                                                                     ING Funds Services, LLC (November 1999
                                                                                     to January 2001) and has held various
                                                                                     other positions with ING Funds
                                                                                     Services, LLC for more than the last
                                                                                     five years.

Robyn L. Ichilov                  Vice President and         February 2002 -         Vice President of ING Funds
7337 E. Doubletree Ranch Rd.      Treasurer                  Present                 Services, LLC (October 2001 to
Scottsdale, AZ 85258                                                                 present) and ING Investments, LLC
Born: 1967                                                                           (August 1997 to present);
                                                                                     Accounting Manager, ING Investments,
                                                                                     LLC (November 1995 to present).

J. David Greenwald                Vice President             September 2003 -        Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                 Present                 Compliance of ING Funds Services,
Scottsdale, AZ 85258                                                                 LLC (May 2003 - Present). Formerly
Born: 1957                                                                           Assistant Treasurer and Director of
                                                                                     Mutual Fund Compliance and Operations
                                                                                     of American Skandia, A Prudential
                                                                                     Financial Company (October 1996 - May
                                                                                     2003).

Lauren D. Bensinger               Vice President             March 2003 - Present    Vice President and Chief
7337 E. Doubletree Ranch Rd.                                                         Compliance Officer, ING Funds
Scottsdale, AZ 85258                                                                 Distributor, LLC. (July 1995 -
Born: 1954                                                                           Present); Vice President
                                                                                     (February 1996 - Present) and Chief
                                                                                     Compliance Officer (October 2001 -
                                                                                     Present) ING Investments, LLC; Vice
                                                                                     President and Chief Compliance
                                                                                     Officer, ING Advisors, Inc. (July 2000
                                                                                     - Present), Vice President and Chief
                                                                                     Compliance Officer, ING Quantitative
                                                                                     Management, Inc. (July 2000 -
                                                                                     September 2002), and Vice President,
                                                                                     ING Fund Services, LLC (July 1995 -
                                                                                     Present).

                                                                                                  PRINCIPAL
                                                                TERM OF OFFICE                  OCCUPATION(S)
       NAME, ADDRESS                    POSITION(S)             AND LENGTH OF                    DURING THE
         AND AGE                     HELD WITH COMPANY            SERVICE(1)                   LAST FIVE YEARS
       -------------                 -----------------          --------------                 ---------------
OFFICERS:

Todd Modic                        Vice President             September 2003 -        Vice President of Financial
7337 E. Doubletree Ranch Rd.                                 Present                 Reporting -- Fund Accounting of
Scottsdale, AZ 85258                                                                 ING Funds Services, LLC
Born: 1967                        Assistant Vice             April 2002 to           (September 2002 to present).
                                  President                  September 2003          Formerly, Director of Financial
                                                                                     Reporting of ING Funds Services,
                                                                                     LLC (March 2001 to
                                                                                     September 2002). Director of
                                                                                     Financial Reporting, Axient
                                                                                     Communications, Inc. (May 2000 to
                                                                                     January 2001) and Director of
                                                                                     Finance, Rural/Metro Corporation
                                                                                     (March 1995 to May 2000).

Theresa Kelety                    Secretary                  September 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                 Present                 (April 2003 - Present). Formerly,
Scottsdale, AZ 85258                                                                 Senior Associate with Shearman &
Born: 1963                                                                           Sterling (February 2000 -
                                                                                     April 2003) and Associate with
                                                                                     Sutherland Asbill & Brennan (1996 -
                                                                                     February 2000).

Susan P. Kinens                   Assistant Vice             March 2003 to           Assistant Vice President and
7337 E. Doubletree Ranch Rd.      President and              Present                 Assistant Secretary, ING Funds
Scottsdale, AZ 85258              Assistant Secretary                                Services, LLC (December 2002 -
Born: 1976                                                                           Present); and has held various
                                                                                     other positions with ING Funds
                                                                                     Services, LLC for the last five years.

Maria M. Anderson                 Assistant Vice             April 2002 to Present   Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.      President                                          Funds Services, LLC (October 2001
Scottsdale, AZ 85258                                                                 to present). Formerly, Manager of
Born: 1958                                                                           Fund Accounting and Fund
                                                                                     Compliance, ING Investments, LLC
                                                                                     (September 1999 to November 2001);
                                                                                     Section Manager of Fund Accounting,
                                                                                     Stein Roe Mutual Funds (July 1998 to
                                                                                     August 1999); and Financial Reporting
                                                                                     Analyst, Stein Roe Mutual Funds
                                                                                     (August 1997 to July 1998).

Huey P. Falgout, Jr.              Assistant Secretary        September 2003 -        Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                 Present                 (November 2002 - Present).
Scottsdale, AZ 85258                                                                 Formerly, Associate General
Born: 1963                                                                           Counsel of AIG American General
                                                                                     (January 1999 - November 2002) and
                                                                                     Associate General Counsel of Van
                                                                                     Kampen, Inc. (April 1992 - January
                                                                                     1999).

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110

A prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money. The Portfolios' proxy voting record will be available without charge on or about August 31, 2004 on the Portfolios' website at www.ingfunds.com and on the SEC's website at www.sec.gov.


[ING FUNDS LOGO]                                                AVPAR1203-021804

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant, for the audit of the registrant's annual financial statements and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,055, for the year ended December 31, 2003 and $32,000 for the year ended December 31, 2002.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

       None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,000 in the year ended December 31, 2003 and $3,500 in the year ended December 31, 2002. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

       None

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

                                  JUNE 25, 2003

I. STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES

The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.


Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)          FEE RANGE
------------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services            /X/           As presented to
associated with audit services)                                                       Audit Committee

Services associated with SEC registration statements, periodic          /X/            Not to exceed
reports and other documents filed with the SEC or other                              $8,500 per filing
documents issued in connection with securities offerings
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or          /X/            Not to exceed
disclosure treatment of transactions or events and/or the                              $8,000 during
actual or potential effect of final or proposed rules,                               the Pre-Approval
standards or interpretations by the SEC, Financial Accounting                             Period
Standards Board, or other regulatory or standard setting
bodies.


Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                    THE
                                                   FUND(S)      FUND AFFILIATES          FEE RANGE
---------------------------------------------------------------------------------------------------------
Services related to Fund mergers                     /X/                /X/              Not to exceed
                                                                                      $10,000 per merger

Consultations by Fund management with respect        /X/                                 Not to exceed
to accounting or disclosure treatment of                                                  $5,000 per
transactions or events and/or the actual or                                            occurrence during
potential effect of final or proposed rules,                                           the Pre-Approval
standards or interpretations by the SEC,                                                    Period
Financial Accounting Standards Board, or
other regulatory or standard setting bodies.
[NOTE: Under SEC rules some consultations
may be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial           /X/                                 Not to exceed
statements                                                                              $5,000 for each
                                                                                       set of financial
                                                                                          statements

Reports to regulatory or government agencies         /X/                               Up to $5,000 per
related to the annual engagement                                                       occurrence during
                                                                                       the Pre-Approval
                                                                                            Period

Regulatory compliance assistance                     /X/                /X/              Not to exceed
                                                                                      $5,000 per quarter

Training courses                                                        /X/              Not to exceed
                                                                                       $2,000 per course

SAS 70 Internal Control Review for Investment                           /X/              Not to exceed
Advisers/Affiliated Sub-Advisers                                                        $150,000 during
                                                                                       the Pre-Approval
                                                                                            Period


Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                          FUND
                                                 THE FUND(S)           AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Preparation of federal and state income tax          /X/                                Not to exceed
returns and federal excise tax returns for the                                         $6,000 per Fund
Funds including assistance and review with excise                                         during the
tax distributions.                                                                       Pre-Approval
                                                                                            Period

Review of IRC Sections 851(b) and 817(h)             /X/                               $750 per retail
diversification testing on a real-time basis                                           Fund and $1,000
                                                                                        per insurance
                                                                                        dedicated Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Review of year-end reporting for 1099's              /X/                                Not to exceed
                                                                                        $800 per Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax assistance and advice regarding statutory,       /X/                /X/             Not to exceed
regulatory or administrative developments                                               $5,000 for the
                                                                                       Funds or for the
                                                                                      Funds' investment
                                                                                        adviser during
                                                                                       the Pre-Approval
                                                                                            Period

International tax services (e.g., Taiwan and         /X/                                Not to exceed
India)                                                                                 $5,000 per Fund
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax training courses                                                    /X/             Not to exceed
                                                                                      $2,000 per course
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Loan Staff Services                                  /X/                /X/             Not to exceed
                                                                                        $15,000 during
                                                                                       the Pre-Approval
                                                                                            Period


                                                                          FUND
                                                 THE FUND(S)           AFFILIATES          FEE RANGE
---------------------------------------------------------------------------------------------------------
Tax services associated with Fund mergers            /X/                                Not to exceed
                                                                                      $8,000 per merger
                                                                                          during the
                                                                                         Pre-Approval
                                                                                            Period

Tax services related to CLOs and CBOs                                   /X/             Not to exceed
                                                                                         $15,000 per
                                                                                           quarter


Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                 THE FUND(S)      FUND AFFILIATES          FEE RANGE
--------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                /X/              Not to exceed
12b-1 programs                                                                           $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period

AIMR assistance, and/or verification of                                 /X/              Not to exceed
composites                                                                               $25,000 during
                                                                                              the
                                                                                          Pre-Approval
                                                                                             Period


Appendix E

Prohibited Non-Audit Services
Dated:    200X

    - Bookkeeping or other services related to the accounting records or financial statements of the Funds

    -   Financial information systems design and implementation

    - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

    -   Actuarial services

    -   Internal audit outsourcing services

    -   Management functions

    -   Human resources

    -   Broker-dealer, investment adviser, or investment banking services

    -   Legal services

    -   Expert services unrelated to the audit

    - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e)(2) PERCENTAGE OF SERVICES REFERRED TO IN 4(B) - (4)(D) THAT WERE APPROVED BY THE AUDIT COMMITTEE

       100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

       Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $343,873 for the year ended December 31, 2003 and $374,268 for the year ended December 31, 2002.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING VP BALANCED PORTFOLIO, INC.


By  /s/ James M. Hennessy
   ------------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date    March 5, 2004
     -------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/ James M. Hennessy
   ------------------------------------------------
        James M. Hennessy
        President and Chief Executive Officer

Date March 5, 2004
    -----------------------


By  /s/ Michael J. Roland
   ------------------------------------------------
        Michael J. Roland
        Executive Vice President and Chief Financial Officer


Date March 5, 2004
    ------------------------